                                           REGISTRATION NOS. 333-83716/811-4001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [X]

                        POST-EFFECTIVE AMENDMENT NO. 2

                                                                            [X]
                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 65

                                                                            [X]

                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                  1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------


                            JAMES L. LIPSCOMB, ESQ.


                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                               1 MADISON AVENUE
                           NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:
                             DIANE E. AMBLER, ESQ.
                          KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
   [_] immediately upon filing pursuant to paragraph (b) of Rule 485

    [X]on May 1, 2004 pursuant to paragraph (b) of Rule 485

   [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [_] on (date) pursuant to paragraph (a)(1) of Rule 485
   [_] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
       Rule 485
   [_] on (date) pursuant to paragraph (a)(2) of Rule 485


   PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.


================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                   FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))


Form N-4
Item No.                                                 Prospectus Heading
--------                                                 ------------------
   1.    Cover Page............... Cover Page

   2.    Definitions.............. Important Terms You Should Know

   3.    Synopsis................. Table of Expenses

   4.    Condensed Financial       General Information--Performance; General Information--
         Information..............   Financial Statements

   5.    General Description of    MetLife; Metropolitan Life Separate Account E; Your Investment
         Registrant, Depositor,      Choices; General Information--Voting Rights
         and Portfolio Companies..

   6.    Deductions and Expenses.. Table of Expenses; Deferred Annuities--Charges; Deferred
                                     Annuities--Withdrawal Charges; Deferred Annuities--
                                     Premium and Other Taxes; Income Options--Charges;
                                     General Information--Who Sells the Deferred Annuities;
                                     Appendix--Premium Tax Table

   7.    General Description of    Variable Annuities; Classes of the Deferred Annuity; Deferred
         Variable Annuity            Annuities--Purchase Payments (Allocation of Purchase
         Contracts................   Payments and Limits on Purchase Payments); Deferred
                                     Annuities--Transfer Privilege; General Information--
                                     Administration (Purchase Payments/Confirming Transactions/
                                     Transactions by Telephone or Internet/Processing
                                     Transactions/Changes to Your Deferred Annuity/When We
                                     Can Cancel Your Deferred Annuity/After Your Death/Third
                                     Party Requests)

   8.    Annuity Period........... Important Terms You Should Know; Deferred Annuities--Pay-
                                     Out Options (or Income Options); Income Payment Types/The
                                     Value of Your Income Payments/Reallocation Privilege;
                                     Optional Benefits--Guaranteed Minimum Income Benefit

   9.    Death Benefit............ Deferred Annuities--Death Benefit--Generally; Standard
                                     Death Benefit; Optional Benefits

  10.    Purchases and Annuity     MetLife; Metropolitan Life Separate Account E; Deferred
         Values...................   Annuities--Purchase Payments (Allocation of Purchase
                                     Payments and Limits on Purchase Payments); The Value of
                                     Your Investment; Pay-out Options (or Income Options);
                                     Allocation; The Value of Your Income Payments; General
                                     Information--Administration (Purchase Payments)

  11.    Redemptions.............. Deferred Annuities--Access to Your Money (Systematic
                                     Withdrawal Program and Minimum Distribution); Deferred
                                     Annuities--Withdrawal Charges (When No Withdrawal
                                     Charge Applies); When No Withdrawal Charge Applies to the
                                     eBonus Class; General Information--When We Can Cancel
                                     Your Deferred Annuity; General Information--Valuation--
                                     Suspension of Payment

  12.    Taxes.................... Income Taxes

Form N-4
Item No.                                                  Prospectus Heading
--------                                                  ------------------
  13.    Legal Proceedings........ Not Applicable

  14.    Table of Contents of the  Table of Contents of the Statement of Additional Information
         Statement of Additional
         Information..............

  15.    Cover Page............... Cover Page

  16.    Table of Contents........ Table of Contents

  17.    General Information and   Not Applicable
         History..................

  18.    Services................. Independent Auditors; Services; Distribution of Certificates and
                                     Interests in the Deferred Annuities

  19.    Purchase of Securities    Not Applicable
         Being Offered............

  20.    Underwriters............. Distribution of Certificates and Interests in the Deferred
                                     Annuities; Withdrawal Charge

  21.    Calculation of            Advertisement of the Separate Account
         Performance Data.........

  22.    Annuity Payments......... Variable Income Payments

  23.    Financial Statements..... Financial Statements of the Separate Account; Financial
                                     Statements of MetLife

PROSPECTUS



                                            MetLife Financial Freedom Select (R)
                                             Variable Annuity (B, L and C class)


                                                                     May 1, 2004
Your Privacy Notice is on the
last page of this book







                                                                     MetLife (R)

METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------


[SIDEBAR: Deferred Annuities Available: . TSA . TSA ERISA . Simplified Employee Pensions (SEPs) . SIMPLE Individual Retirement Annuities . 457(b) Eligible Deferred Compensation Arrangements (457(b)s) .403(a) Arrangements Classes Available for each Deferred Annuity . B . C . L]

    You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed
Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.




STATE STREET RESEARCH MONEY MARKET            STATE STREET RESEARCH LARGE CAP GROWTH
SALOMON BROTHERS U.S. GOVERNMENT                (FORMERLY, ALGER EQUITY GROWTH)
PIMCO TOTAL RETURN                            T. ROWE PRICE LARGE CAP GROWTH
STATE STREET RESEARCH BOND INCOME             HARRIS OAKMARK FOCUSED VALUE
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       NEUBERGER BERMAN PARTNERS MID CAP VALUE
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES FI MID CAP OPPORTUNITIES
LORD ABBETT BOND DEBENTURE                      (FORMERLY, JANUS MID CAP)
CALVERT SOCIAL BALANCED                       MET/AIM MID CAP CORE EQUITY
MFS TOTAL RETURN                              METLIFE MID CAP STOCK INDEX
NEUBERGER BERMAN REAL ESTATE                  T. ROWE PRICE MID-CAP GROWTH
AMERICAN FUNDS GROWTH-INCOME                  STATE STREET RESEARCH AURORA
DAVIS VENTURE VALUE                           THIRD AVENUE SMALL CAP VALUE
FI VALUE LEADERS                              LOOMIS SAYLES SMALL CAP
  (FORMERLY, FI STRUCTURED EQUITY)            RUSSELL 2000(R) INDEX
HARRIS OAKMARK LARGE CAP VALUE                FRANKLIN TEMPLETON SMALL CAP GROWTH
STATE STREET RESEARCH LARGE CAP VALUE         MET/AIM SMALL CAP GROWTH
METLIFE STOCK INDEX                           T. ROWE PRICE SMALL CAP GROWTH
STATE STREET RESEARCH INVESTMENT TRUST        HARRIS OAKMARK INTERNATIONAL
AMERICAN FUNDS GROWTH                         MFS RESEARCH INTERNATIONAL
OPPENHEIMER CAPITAL APPRECIATION              MORGAN STANLEY EAFE(R) INDEX
                                              PIMCO PEA INNOVATION
                                                (FORMERLY, PIMCO INNOVATION)
                                              AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION

HOW TO LEARN MORE:

[SIDEBAR: A word about investment risk: An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT: . a bank deposit or obligation; . federally insured or guaranteed; or . endorsed by any bank or other financial institution.]

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 77 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                                                     [GRAPHIC]

                                 [LOGO] Metlife

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

[SIDEBAR: TABLE OF CONTENTS]

          Important Terms You Should Know.........................  5
          Table of Expenses.......................................  8
          MetLife................................................. 26
          Metropolitan Life Separate Account E.................... 26
          Variable Annuities...................................... 26
              The Deferred Annuity................................ 27
          Classes of the Deferred Annuity......................... 28
          Your Investment Choices................................. 30
          Deferred Annuities...................................... 32
              The Deferred Annuity and Your Retirement Plan....... 32
              Automated Investment Strategies..................... 33
              Purchase Payments................................... 34
                  Allocation of Purchase Payments................. 34
                  Limits on Purchase Payments..................... 34
              The Value of Your Investment........................ 35
              Transfer Privilege.................................. 36
              Access to Your Money................................ 38
                  Systematic Withdrawal Program................... 38
                  Minimum Distribution............................ 40
              Charges............................................. 40
                  Separate Account Charge......................... 40
                  Investment-Related Charge....................... 41
              Annual Contract Fee................................. 41
                  Optional Guaranteed Minimum Income Benefit...... 41
              Premium and Other Taxes............................. 42
              Withdrawal Charges.................................. 42
                  When No Withdrawal Charge Applies............... 44
              Free Look........................................... 45
              Death Benefit -- Generally.......................... 45
                  Standard Death Benefit.......................... 47
              Optional Benefits................................... 48
                  Annual Step-Up Death Benefit.................... 48
                  Guaranteed Minimum Income Benefit............... 49
              Pay-Out Options (or Income Options)................. 52
              Income Payment Types................................ 53
              Allocation.......................................... 54
              Minimum Size of Your Income Payment................. 54
              The Value of Your Income Payments................... 54
              Reallocation Privilege.............................. 56
              Charges............................................. 56
          General Information..................................... 57
              Administration...................................... 57
                  Purchase Payments............................... 57
                  Confirming Transactions......................... 57
                  Processing Transactions......................... 57
                     By Telephone or Internet..................... 58
                     After Your Death............................. 58

                     Third Party Requests........................ 59
                     Valuation -- Suspension of Payments......... 59
              Advertising Performance............................ 59
              Changes to Your Deferred Annuity................... 62
              Voting Rights...................................... 63
              Who Sells the Deferred Annuities................... 63
              Financial Statements............................... 64
              When We Can Cancel Your Deferred Annuity........... 65
          Income Taxes........................................... 66
          Table of Contents for the Statement of Additional
            Information.......................................... 76
          Appendix for Premium Tax Table......................... 77


[GRAPHIC]

MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

                                   [GRAPHIC]

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADMINISTRATIVE OFFICE


Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.


ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE


With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR


The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from the amount you have withdrawn from your Deferred Annuity, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU


In this Prospectus, depending on the context, "you" is the owner of the Deferred Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a) and TSA ERISA Deferred Annuities, "you" means the trustee or employer. Under 457(b), 403(a) and 403(b) plans where the participant or annuitant is permitted to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

        The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred
     Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------

  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 9%
Transfer Fee (2)...................................................... Current Charge: None
                                                             Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

     IF WITHDRAWN DURING CONTRACT YEAR              B CLASS C CLASS L CLASS
     ---------------------------------              ------- ------- -------
     1.............................................    9%    None      9%
     2.............................................    9%              8%
     3.............................................    9%              7%
     4.............................................    9%              6%
     5.............................................    8%              5%
     6.............................................    7%              4%
     7.............................................    6%              2%
     8.............................................    5%              0%
     9.............................................    4%              0%
     10............................................    3%              0%
     11............................................    2%              0%
     12............................................    1%              0%
     Thereafter....................................    0%              0%

    There are times when the withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year you may withdraw up to 10% of your Account Balance without a withdrawal charge. These withdrawals are made on a non-cumulative basis. For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the withdrawal charge for the B Class are as follows: during Contract Year 1:10%, Year 2:
    9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%,
    Year 9: 2%, Year 10: 1%, Year 11 and Thereafter: 0%.

/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death
Benefit or the Optional Annual Step-Up Death Benefit.



      Annual Contract Fee (3)......................................... $30


     Current Separate Account Charge (as a percentage of your Account
     Balance) for all investment divisions except the American Funds
     Growth-Income, American Funds Growth and American Funds Global Small
     Capitalization Divisions (4)

                                                   B CLASS C CLASS L CLASS
     Death Benefit                                 ------- ------- -------
       Standard Death Benefit.....................  1.15%   1.45%   1.30%
       Optional Annual Step-Up Death Benefit......  1.25%   1.55%   1.40%



    Current Separate Account Charge (as a percentage of your Account
    Balance) for the American Funds Growth-Income, American Funds Growth
    and American Funds Global Small Capitalization Divisions and maximum guaranteed Separate Account charge (as a percentage of your Account
    Balance) for all future investment divisions (4)
                                                     B CLASS C CLASS L CLASS
    Death Benefit                                    ------- ------- -------
      Standard Death Benefit........................  1.40%   1.70%   1.55%
      Optional Annual Step-Up Death Benefit.........  1.50%   1.80%   1.65%



     Optional Guaranteed Minimum Income Benefit (5).................. .35%



/3/ This fee may be waived under certain circumstances. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is deducted or if your Account Balance is at least $25,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if you take a total withdrawal of your Account Balance. This fee will not be deducted if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.



/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your contract. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions, as shown in the table labeled "Current Separate Account Charge for the American Funds investment divisions and maximum guaranteed Separate Account Charge for all future investment divisions".



/5/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance and Separate Account balance (net of any loans). (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your contract. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

     The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios, and the Calvert Social Balanced Portfolio. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                               Minimum Maximum
                                                               ------- -------
  Total Annual Metropolitan Fund, Calvert Fund, Met Investors
  Fund and American Funds Operating Expenses for the fiscal
  year ending December 31, 2003 (expenses that are deducted
  from these Funds' assets include management fees,
  distribution fees (12b-1 fees) and other expenses)..........  0.56%   1.57%
  After Waiver and/or Reimbursement of Expenses (6) (7).......  0.56%   1.43%



/6/ Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interests, taxes, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:



                   Portfolio                               Percentage
                   ---------                               ----------
           Franklin Templeton Small Cap Growth Portfolio      1.15
           State Street Research Large Cap Value Portfolio    0.95





    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2005. The effect of such waiver and reimbursement is that performance results are increased.



/7/ Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Agreement whereby, until at least April 30, 2005, MetLife Investors has agreed to waive its investment management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to the percentage of daily net assets to the following percentages: 1.10% for the PIMCO PEA Innovation Portfolio, 0.95% for the T. Rowe Price Mid-Cap Growth Portfolio, 1.10% for the MFS Research International Portfolio, 0.75% for the Lord Abbett Bond Debenture Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 0.95% for the Met/AIM Mid Cap Core Equity Portfolio, 0.75% for the Oppenheimer Capital Appreciation Portfolio, 0.95% for the Third Avenue Small Cap Value Portfolio, 1.20% for the Harris Oakmark International Portfolio, and 0.90% for the Neuberger Berman Real Estate Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.

  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR
  FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                               ----------------------------
  (as a percentage of average net assets)                                          A+B+C=D                       D-E=F
  (8)(11)                                                             C             TOTAL                        TOTAL
                                                   A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                               MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                  FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------------
State Street Research Money Market Portfolio
  (9)(10).....................................    0.35    0.25       0.05           0.65           0.00           0.65
Salomon Brothers U.S. Government Portfolio....    0.55    0.25       0.10           0.90           0.00           0.90
State Street Research Bond Income Portfolio
  (9)(12).....................................    0.40    0.25       0.07           0.72           0.00           0.72
Lehman Brothers(R) Aggregate Bond Index
  Portfolio...................................    0.25    0.25       0.09           0.59           0.00           0.59
Salomon Brothers Strategic Bond
  Opportunities Portfolio.....................    0.65    0.25       0.16           1.06           0.00           1.06
MFS Total Return Portfolio....................    0.50    0.25       0.19           0.94           0.00           0.94
Davis Venture Value Portfolio (9).............    0.74    0.25       0.05           1.04           0.00           1.04
FI Value Leaders Portfolio (9)................    0.67    0.25       0.07           0.99           0.00           0.99
Harris Oakmark Large Cap Value Portfolio (9)..    0.74    0.25       0.09           1.08           0.00           1.08
State Street Research Large Cap Value
  Portfolio (6)(9)............................    0.70    0.25       0.35           1.30           0.10           1.20
MetLife Stock Index Portfolio.................    0.25    0.25       0.06           0.56           0.00           0.56
State Street Research Investment Trust
  Portfolio (9)...............................    0.49    0.25       0.07           0.81           0.00           0.81
State Street Research Large Cap Growth
  Portfolio (9)(17)...........................    0.73    0.25       0.07           1.05           0.00           1.05
T. Rowe Price Large Cap Growth Portfolio (9)..    0.63    0.25       0.16           1.04           0.00           1.04
Harris Oakmark Focused Value Portfolio (9)....    0.75    0.25       0.05           1.05           0.00           1.05
Neuberger Berman Partners Mid Cap Value
  Portfolio (9)...............................    0.69    0.25       0.11           1.05           0.00           1.05
FI Mid Cap Opportunities Portfolio (9)(16)....    0.69    0.25       0.08           1.02           0.00           1.02
MetLife Mid Cap Stock Index Portfolio.........    0.25    0.25       0.15           0.65           0.00           0.65
State Street Research Aurora Portfolio (9)....    0.85    0.25       0.08           1.18           0.00           1.18
Loomis Sayles Small Cap Portfolio (9).........    0.90    0.25       0.09           1.24           0.00           1.24
Russell 2000(R) Index Portfolio...............    0.25    0.25       0.22           0.72           0.00           0.72
Franklin Templeton Small Cap Growth
  Portfolio (6)(9)............................    0.90    0.25       0.42           1.57           0.17           1.40
T. Rowe Price Small Cap Growth Portfolio (9)..    0.52    0.25       0.11           0.88           0.00           0.88
Morgan Stanley EAFE(R) Index Portfolio........    0.30    0.25       0.41           0.96           0.00           0.96
                                                                                               ----------------------------



  CALVERT FUND ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                      ----------------------------
  (as a percentage of average net assets)                                 A+B+C=D                       C-D=E
                                                             B             TOTAL                        TOTAL
                                                A      OTHER EXPENSES EXPENSES BEFORE       D       EXPENSES AFTER
                                            MANAGEMENT     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                               FEES    REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio (13).....    0.70         0.23           0.93           0.00           0.93
                                                                                      ----------------------------

  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2003
                                                                                                   ----------------------------
  (as a percentage of average net assets) (8)(11)                                      A+B+C=D                       D-E=F
                                                                B         C             TOTAL                        TOTAL
                                                        A      12b- OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                    MANAGEMENT  1       BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                       FEES    FEES REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio (18)..................    0.50    0.25      0.08           0.83           0.00           0.83
Lord Abbett Bond Debenture
  Portfolio (7)(9)(12)(18).........................    0.60    0.25      0.11           0.96           0.00           0.96
Neuberger Berman Real Estate (9)(19)...............    0.70    0.25      0.41           1.36           0.21           1.15
Oppenheimer Capital Appreciation
  Portfolio (7)(9)(18).............................    0.63    0.25      0.11           0.99           0.00           0.99
Met/AIM Mid Cap Core Equity Portfolio (7)(9)(18)...    0.75    0.25      0.19           1.19           0.00           1.19
T. Rowe Price Mid-Cap Growth Portfolio (7)(14)(18).    0.75    0.25      0.18           1.18           0.00           1.18
Third Avenue Small Cap Value Portfolio (7)(18).....    0.75    0.25      0.18           1.18           0.00           1.18
Met/AIM Small Cap Growth Portfolio (7).............    0.90    0.25      0.21           1.36           0.06           1.30
Harris Oakmark International
  Portfolio (7)(9)(15)(18).........................    0.85    0.25      0.33           1.43           0.00           1.43
MFS Research International Portfolio (7)(9)........    0.80    0.25      0.34           1.39           0.06           1.33
PIMCO PEA Innovation Portfolio (7).................    0.95    0.25      0.32           1.52           0.17           1.35
                                                                                                   ----------------------------





  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL
  YEAR ENDING DECEMBER 31, 2003
                                                                                                   ----------------------------
  (as a percentage of average net assets) (8)                                          A+B+C=D                       D-E=F
                                                                B         C             TOTAL                        TOTAL
                                                        A      12b- OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                                                    MANAGEMENT  1       BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                                       FEES    FEES REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income Portfolio (9).........    0.33    0.25      0.01           0.59           0.00           0.59
American Funds Growth Portfolio (9)................    0.37    0.25      0.02           0.64           0.00           0.64
 American Funds Global Small Capitalization
  Portfolio (9)....................................    0.80    0.25      0.03           1.08           0.00           1.08
                                                                                                   ----------------------------



/8/ Each of the Metropolitan Fund, Met Investors Fund, and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.



/9/ Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.



/10/The State Street Research Money Market Portfolio is only available with a
    Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit.



/11/Certain Metropolitan Fund and Met Investors Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, the Met Investors Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's expenses. The expense information for the Metropolitan Fund and Met Investors Fund Portfolios does not reflect these reductions or credits. See each Fund's prospectus for more information.



/12/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.



/13/"Other Expenses" are based on the Portfolio's most recent fiscal year. The management fees include the sub-advisory fees paid by the advisor, Calvert Asset Management Company, Inc., and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.



/14/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio, which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.

/15/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.



/16/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.



/17/Prior to the opening of business on May 3, 2004, State Street Research
    Management Company became the sub-investment manager for the Alger Equity Growth Portfolio, which changed its name to State Street Research Large Cap Growth Portfolio.



 /18/Fees waived or expenses reimbursed by the investment managers of these Portfolios in prior years were repaid in the last fiscal year to the investment managers by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses Before Reimbursement" column. The amounts per Portfolio are:



                             Portfolio                Percentage
                             ---------                ----------
               PIMCO Total Return Portfolio..........    0.01
               Lord Abbett Bond Debenture Portfolio..    0.05
               Oppenheimer Capital Appreciation......    0.01
               Met/AIM Mid Cap Core Equity Portfolio.    0.04
               T. Rowe Price Mid-Cap Growth Portfolio    0.02
               Third Avenue Small Cap Value Portfolio    0.05
               Harris Oakmark International Portfolio    0.10



/19/Neuberger Berman Real Estate Portfolio will begin operations on or about
    May 1, 2004. The expense information in the fee table is an estimate of the Portfolio's expenses through December 31, 2004.



  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses (described in the third table).

  Example 1. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios (without reimbursement and/or waiver of expenses);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit;
  . you select the Guaranteed Minimum Income Benefit; and
  . you fully surrender your contract, with applicable withdrawal charges deducted.



                                                      1      3     5    10
                                                     YEAR  YEARS YEARS YEARS
    ------------------------------------------------------------------------
    Maximum......................................... $1235 $1871 $2529 $4026
    Minimum......................................... $1144 $1596 $2072 $3087

  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your contract;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios (without reimbursement and/or waiver of expenses);
  . you select the B Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit; and
  . you select the Guaranteed Minimum Income Benefit.



                                                       1     3     5    10
                                                      YEAR YEARS YEARS YEARS
   -------------------------------------------------------------------------
   Maximum........................................... $322 $1024 $1754 $3715
   Minimum........................................... $221 $ 723 $1256 $2742



  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios (without reimbursement and/or waiver of expenses);
  . you select the C Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit;
  . you select the Guaranteed Minimum Income Benefit; and
  . you surrender your contract, do not surrender your contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or do not elect to annuitize (no withdrawal charges apply to the C Class).





                                                       1     3     5    10
                                                      YEAR YEARS YEARS YEARS
   -------------------------------------------------------------------------
   Maximum........................................... $352 $1111 $1897 $3983
   Minimum........................................... $251 $ 813 $1407 $3042



  Example 4. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios (without reimbursement and/or waiver of expenses);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit;
  . you select the Guaranteed Minimum Income Benefit; and
  . you fully surrender your contract, with applicable withdrawal charges deducted.



                                                      1      3     5    10
                                                     YEAR  YEARS YEARS YEARS
    ------------------------------------------------------------------------
    Maximum......................................... $1249 $1724 $2307 $3850
    Minimum......................................... $1157 $1444 $1838 $2893

  Example 5. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.
  Assumptions:
  . your total Account Balance is $16,000 (for purposes of determining the impact of the Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your contract;
  . you bear the minimum or maximum fees and expenses of any of the
    Portfolios (without reimbursement and/or waiver of expenses);
  . you select the L Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit; and
  . you select the Guaranteed Minimum Income Benefit.



                                                       1     3     5    10
                                                      YEAR YEARS YEARS YEARS
   -------------------------------------------------------------------------
   Maximum........................................... $337 $1068 $1826 $3850
   Minimum........................................... $236 $ 768 $1332 $2893

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


    These tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: C Class, the Annual Step-Up Death Benefit and Guaranteed Minimum Income Benefit. (In terms of the calculation for this mix, the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) The mix with the total lowest charge has these features: B Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.



----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
State Street Research Money Market Division(b)................ 2003    $21.59        $21.38              0

                                    [CHART]

              Year End Accumulation Unit Value

Salomon Brothers U.S. Government Division..................... 2003     15.36         15.38         753.85
                                                               2002     14.92         15.36              0

                                     [CHART]
              Year End Accumulation Unit Value

PIMCO Total Return Division................................... 2003     11.32         11.63         505.48
                                                               2002     10.89         11.32              0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Bond Income Division.................... 2003     40.74         42.36              0
                                                               2002     39.28         40.74              0

                                    [CHART]
              Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Index Division.............. 2003     12.16         12.38         531.16
                                                               2002     11.65         12.16              0

                                     [CHART]
              Year End Accumulation Unit Value

Salomon Brothers Strategic Bond Opportunities Division........ 2003     16.78         18.61              0
                                                               2002     15.87         16.78              0

                                    [CHART]
              Year End Accumulation Unit Value

--------------------------------------------------------------------------------------------------------------
                                                                  BEGINNING OF
                                                                      YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES               ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)               YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
--------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture Division......................... 2003    $13.42        $15.75           1.27
                                                             2002     13.14         13.42              0

                                    [CHART]
             Year End Accumulation Unit Value

Calvert Social Balanced Division............................ 2003     16.70         19.63          64.26
                                                             2002     17.05         16.70              0

                                     [CHART]
             Year End Accumulation Unit Value

MFS Total Return Division................................... 2003    $30.99        $35.62              0
                                                             2002     31.25         30.99              0

                                    [CHART]
             Year End Accumulation Unit Value

American Funds Growth-Income Division....................... 2003     63.76         82.94           1.27
                                                             2002     68.03         63.76              0

                                     [CHART]
             Year End Accumulation Unit Value

Davis Venture Value Division................................ 2003     21.34         27.47           1.92
                                                             2002     21.94         21.34              0

                                     [CHART]
             Year End Accumulation Unit Value

FI Value Leaders Division................................... 2003     18.26         22.82              0
                                                             2002     19.24         18.26              0

                                     [CHART]
             Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division..................... 2003      9.61         11.85              0
                                                             2002      9.95          9.61              0

                                     [CHART]
             Year End Accumulation Unit Value
State Street Research Large Cap Value Division.............. 2003    $ 7.90        $10.54              0
                                                             2002      8.60          7.90              0

                                    [CHART]

             Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------
                                                          BEGINNING OF
                                                              YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES       ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)       YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
------------------------------------------------------------------------------------------------------

MetLife Stock Index Division........................ 2003    $26.29       $ 33.11          20.47
                                                     2002     27.57         26.29              0

                                    [CHART]
         Year End Accumulation Unit Value

State Street Research Investment Trust Division..... 2003     45.64         58.38              0
                                                     2002     48.19         45.64              0

                                    [CHART]
         Year End Accumulation Unit Value

American Funds Growth Division...................... 2003     79.31        106.57           0.50
                                                     2002     82.24         79.31              0

                                     [CHART]
         Year End Accumulation Unit Value

Oppenheimer Capital Appreciation Division........... 2003      6.26          7.93              0
                                                     2002      6.52          6.26              0

                                     [CHART]
         Year End Accumulation Unit Value

State Street Research Large Cap Growth Division..... 2003     17.59         23.42              0
                                                     2002     20.29         17.59              0

                                     [CHART]
         Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division............. 2003      8.62         11.10              0
                                                     2002      8.85          8.62              0

                                    [CHART]
         Year End Accumulation Unit Value

Harris Oakmark Focused Value Division............... 2003     22.83         29.75              0
                                                     2002     22.20         22.83              0

                 [CHART]
         Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division.... 2003     13.24         17.76           2.97
                                                     2002     13.89         13.24              0

                                     [CHART]
         Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------
                                                              BEGINNING OF
                                                                  YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES           ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)           YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities Division (c)................... 2003    $ 8.09        $11.33              0
                                                         2002      8.27          8.09              0

                                     [CHART]
           Year End Accumulation Unit Value

Met/AIM Mid Cap Core Equity Division.................... 2003      9.64         11.99              0
                                                         2002      9.97          9.64              0

                                    [CHART]
           Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.................... 2003      8.58         11.38          41.01
                                                         2002      8.92          8.58              0

                                     [CHART]
           Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division                    2003      4.53          6.10              0
                                                         2002      4.82          4.53              0

                                    [CHART]
           Year End Accumulation Unit Value

State Street Research Aurora Division................... 2003     10.77         15.89           1.65
                                                         2002     12.70         10.77              0

                                     [CHART]
           Year End Accumulation Unit Value

Third Avenue Small Cap Value Division................... 2003      8.22         11.45              0
                                                         2002      9.02          8.22              0

                        [CHART]
           Year End Accumulation Unit Value

Loomis Sayles Small Cap Division........................ 2003     16.98         22.82              0
                                                         2002     18.62         16.98              0

                    [CHART]
           Year End Accumulation Unit Value

Russell 2000(R) Index Division.......................... 2003      9.21         13.22          32.34
                                                         2002      9.95          9.21              0

                                     [CHART]
           Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------
                                                         BEGINNING OF
                                                             YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES      ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)      YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth Division....... 2003    $ 6.22        $ 8.87           2.97
                                                    2002      6.72          6.22              0

                         [CHART]
         Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division.................. 2003      8.45         11.56              0
                                                    2002      8.90          8.45              0

                                     [CHART]
         Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division............ 2003      8.60         11.94              0
                                                    2002      8.79          8.60              0

                 [CHART]


         Year End Accumulation Unit Value

Harris Oakmark International Division               2003      8.81         11.72              0
                                                    2002      9.88          8.81              0

                                     [CHART]
         Year End Accumulation Unit Value

MFS Research International Division................ 2003      7.26          9.45              0
                                                    2002      7.78          7.26              0

                                     [CHART]
         Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division.............. 2003      6.94          9.38          19.00
                                                    2002      7.82          6.94              0

                     [CHART]
         Year End Accumulation Unit Value

PIMCO PEA Innovation Division...................... 2003      2.95          4.58              0
                                                    2002      3.66          2.95              0

                                     [CHART]
         Year End Accumulation Unit Value

American Funds Global Small Capitalization Division 2003     10.61         16.01              0
                                                    2002     11.95         10.61              0

                               [CHART]
         Year End Accumulation Unit Value

------------------------------------------------------------------------------------------------------------
                                                                BEGINNING OF
                                                                    YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES             ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)            YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government Division................. 2003    $15.87        $15.95        17,190.09
                                                           2002     15.39         15.87            70.63
                                    [CHART]


            Year End Accumulation Unit Value

PIMCO Total Return Division............................... 2003     11.41         11.77        61,504.31
                                                           2002     10.95         11.41           189.21
                                    [CHART]

            Year End Accumulation Unit Value

State Street Research Bond Income Division................ 2003     44.02         45.95        10,900.59
                                                           2002     42.36         44.02             1.19
                                    [CHART]



            Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Index Division.......... 2003     12.36         12.64       105,459.39
                                                           2002     11.82         12.36           978.58
                                    [CHART]

            Year End Accumulation Unit Value

Salomon Brothers Strategic Bond Opportunities Division.... 2003     17.34         19.31         6,420.47
                                                           2002     16.37         17.34            63.12
                                    [CHART]


            Year End Accumulation Unit Value

Lord Abbett Bond Debenture Division....................... 2003     13.79         16.24        10,614.34
                                                           2002     13.47         13.79             9.63
                                    [CHART]


            Year End Accumulation Unit Value

Calvert Social Balanced Division.......................... 2003     17.40         20.53         6,537.89
                                                           2002     17.72         17.40            38.43
                                    [CHART]


            Year End Accumulation Unit Value

MFS Total Return Division................................. 2003     33.00         38.08         6,615.57
                                                           2002     33.21         33.00             1.50
                                     [CHART]
            Year End Accumulation Unit Value

American Funds Growth-Income Division..................... 2003     68.77         89.81        17,431.21
                                                           2002     73.23         68.77            12.85
                                     [CHART]
            Year End Accumulation Unit Value

--------------------------------------------------------------------------------------------------------------

                                                                  BEGINNING OF
                                                                      YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES               ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)              YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
--------------------------------------------------------------------------------------------------------------

Davis Venture Value Division................................ 2003    $22.05       $ 28.50        14,910.80
                                                             2002     22.63         22.05            19.61

                                     [CHART]
             Year End Accumulation Unit Value

FI Value Leaders Division................................... 2003     18.99         23.81         2,063.64
                                                             2002     19.96         18.99                0

                                     [CHART]
             Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division..................... 2003      9.77         12.10        43,833.97
                                                             2002     10.10          9.77           156.83

                 [CHART]
             Year End Accumulation Unit Value

State Street Research Large Cap Value Division.............. 2003      7.92         10.61         3,452.89
                                                             2002      8.61          7.92             3.82

                               [CHART]



             Year End Accumulation Unit Value

MetLife Stock Index Division................................ 2003     27.66         34.97        63,781.19
                                                             2002     28.95         27.66           319.75

                                    [CHART]

             Year End Accumulation Unit Value

State Street Research Investment Trust Division............. 2003     49.35         63.38         3,849.73
                                                             2002     52.00         49.35             0.91

                                     [CHART]
             Year End Accumulation Unit Value

American Funds Growth Division.............................. 2003     85.54        115.41        11,972.88
                                                             2002     88.53         85.54            24.24

                                     [CHART]
             Year End Accumulation Unit Value
Oppenheimer Capital Appreciation Division................... 2003      6.31          8.02         8,257.92
                                                             2002      6.56          6.31             9.15

                                     [CHART]
             Year End Accumulation Unit Value

--------------------------------------------------------------------------------------------------------------

                                                                  BEGINNING OF
                                                                      YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES               ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)              YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
--------------------------------------------------------------------------------------------------------------
State Street Research Large Cap Growth Division............. 2003    $18.17        $24.29         2,768.41
                                                             2002     20.77         18.17                0

              [CHART]
             Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division..................... 2003      8.76         11.33        20,041.86
                                                             2002      8.98          8.76             3.45

                                     [CHART]
             Year End Accumulation Unit Value

Harris Oakmark Focused Value Division....................... 2003     23.73         31.05        24,974.15
                                                             2002     23.04         23.73            67.54

                                     [CHART]
             Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division............ 2003     13.47         18.13        26,497.94
                                                             2002     14.09         13.47             1.13

                                    [CHART]
             Year End Accumulation Unit Value

FI Mid Cap Opportunities Division(c)........................ 2003      8.11         11.40        10,953.50
                                                             2002      8.28          8.11             6.13

                     [CHART]
             Year End Accumulation Unit Value

Met/AIM Mid Cap Core Equity Division........................ 2003      9.69         12.09         2,517.36
                                                             2002     10.00          9.69            77.76

                                     [CHART]
             Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division........................ 2003      8.67         11.54        69,630.01
                                                             2002      8.99          8.67           316.98

                                    [CHART]
             Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division....................... 2003      4.56          6.17        12,604.66
                                                             2002      4.85          4.56             3.29

                                     [CHART]
             Year End Accumulation Unit Value

-------------------------------------------------------------------------------------------------------------

                                                                   INCEPTION   END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES               ACCUMULATION ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)              YEAR  UNIT VALUE   UNIT VALUE  UNITS END OF YEAR
-------------------------------------------------------------------------------------------------------------
State Street Research Aurora Division....................... 2003    $10.88       $16.12        37,602.30
                                                             2002     12.81        10.88           152.30

                                    [CHART]
             Year End Accumulation Unit Value

Third Avenue Small Cap Value Division....................... 2003      8.24        11.53         2,872.78
                                                             2002      9.02         8.24                0

                                     [CHART]
             Year End Accumulation Unit Value

Loomis Sayles Small Cap Division............................ 2003     17.58        23.72         2,426.97
                                                             2002     19.24        17.58             2.82

                                     [CHART]
             Year End Accumulation Unit Value

Russell 2000(R) Index Division.............................. 2003      9.36        13.50        42,419.62
                                                             2002     10.10         9.36           211.39

                        [CHART]
             Year End Accumulation Unit Value

Franklin Templeton Small Cap Growth Division................ 2003      6.26         8.96         6,613.85
                                                             2002      6.75         6.26             2.40

                                     [CHART]
             Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division........................... 2003      8.49        11.67         1,269.03
                                                             2002      8.93         8.49             2.30

                                     [CHART]
             Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division..................... 2003      8.80        12.27         7,133.90
                                                             2002      8.98         8.80             1.68

                                    [CHART]

             Year End Accumulation Unit Value

Harris Oakmark International Division....................... 2003      8.85        11.82        17,125.32
                                                             2002      9.91         8.85            48.84

                                     [CHART]
             Year End Accumulation Unit Value

-----------------------------------------------------------------------------------------------------

                                                         BEGINNING OF
                                                             YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES      ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)     YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
-----------------------------------------------------------------------------------------------------
MFS Research International Division................ 2003    $ 7.32        $ 9.56        15,082.60
                                                    2002      7.82          7.32            13.45

                                     [CHART]
         Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division.............. 2003      7.06          9.58       105,760.77
                                                    2002      7.94          7.06           617.10

                                    [CHART]
         Year End Accumulation Unit Value

PIMCO PEA Innovation Division...................... 2003      2.97          4.63        17,016.64
                                                    2002      3.68          2.97                0

                 [CHART]
         Year End Accumulation Unit Value

American Funds Global Small Capitalization Division 2003     10.81         16.37        13,622.63
                                                    2002     12.16         10.81            63.63

                                     [CHART]
         Year End Accumulation Unit Value


(a) The inception date for the Deferred Annuities was July 12, 2002.


(b) Inception Date: May 1, 2003.


(c) The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values and number of accumulation units at the end of the year presented here reflect the history of the division which no longer exists.

METLIFE

[GRAPHIC]

      Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was
formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individual and institutional customers. The MetLife companies serve approximately 13 million households in the United States and provide benefits to approximately 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

       We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.


VARIABLE ANNUITIES

[GRAPHIC]
[SIDEBAR: A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]
    This Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY

     You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All TSA plans (ERISA and non-ERISA), IRAs, 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs, 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.


The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."


The Deferred Annuity is offered in several variations, which we call "classes." Your employer, association or other group contractholder may limit the availability of certain classes. If available, only the C Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Each has its own Separate Account charge and applicable withdrawal charge (except C Class which has no withdrawal charges). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase the optional death benefit you receive the optional benefit in place of the Standard Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State (when available), regardless of the class of Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the B Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:

[_] an Annual Step-Up Death Benefit; and

[_] a Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, the facility by which purchase payments will be paid, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contractholders will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contractholder.

CLASSES OF THE DEFERRED ANNUITY

[GRAPHIC]

B CLASS


The B Class has a 1.15% annual Separate Account charge (1.40% in the case of each American Funds investment division) and a declining twelve year (ten years for a Deferred Annuity issued in Connecticut and certain other states) withdrawal charge on the amount withdrawn. If you choose the optional death benefit, the Separate Account charge would be 1.25% or, in the case of each American Funds investment division, 1.50%. The B Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State.


C CLASS

The C Class has a 1.45% annual Separate Account charge (1.70% in the case of each American Funds investment division) and no withdrawal charge. If you choose the optional death benefit, the Separate Account charge would be 1.55% or, in the case of each American Funds investment division, 1.80%.

L CLASS


The L Class has a 1.30% annual Separate Account charge (1.55% in the case of each American Funds investment division) and a declining seven year withdrawal charge on the amount withdrawn. If you choose the optional death benefit, the Separate Account charge would be 1.40% or, in the case of each American Funds investment division, 1.65%. The L Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State.

ELIGIBLE ROLLOVER DISTRIBUTION AND DIRECT TRANSFER CREDIT FOR B AND L CLASSES


During the first two Contract Years, for the B and L Classes, we currently credit 3% to each of your purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are not products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and mutual funds that are products of MetLife or its affiliates.) The credit may not be available in all states. Your employer, association or other group contractholder may limit the availability of the rollover distribution and direct transfer credit. The credit will be applied pro-rata to the Fixed Interest Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments at the time the transfer or rollover amount is credited. You may only receive the 3% credit if you are less than 66 years old at date of issue. The credit is provided, based upon certain savings we realize, instead of reducing expenses directly. You do not pay any additional charge to receive the credit.



For 457(b), 403(a) and TSA ERISA Deferred Annuities, the eligible rollover distribution and direct transfer credit amounts must be allocated to the Fixed Interest Account and remain in the Fixed Interest Account for a period of five years to receive the credit. If the amount is withdrawn prior to the fifth year, the entire credit will be forfeited. If a portion is withdrawn prior to the fifth year, a portion of the credit that is in the same proportion as the withdrawal is to the applicable eligible rollover distribution and direct transfer credit will be forfeited.



For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

[SIDEBAR: The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account.]

[SIDEBAR: The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.]

[SIDEBAR: While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The portfolios most likely will not have the same performance experience as any publicly available mutual fund.]

YOUR INVESTMENT CHOICES

The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities, have a 12b-1 Plan fee.


STATE STREET RESEARCH MONEY MARKET     SEEKS A HIGH LEVEL OF CURRENT INCOME
PORTFOLIO                              CONSISTENT WITH PRESERVATION OF
SALOMON BROTHERS U.S. GOVERNMENT       CAPITAL
PORTFOLIO PIMCO TOTAL RETURN           SEEKS TO MAXIMIZE TOTAL RETURN
PORTFOLIO                              CONSISTENT WITH PRESERVATION OF
STATE STREET RESEARCH BOND INCOME      CAPITAL AND MAINTENANCE OF LIQUIDITY
PORTFOLIO                              SEEKS MAXIMUM TOTAL RETURN,
LEHMAN BROTHERS(R) AGGREGATE BOND      CONSISTENT WITH THE PRESERVATION OF
INDEX PORTFOLIO                        CAPITAL AND PRUDENT INVESTMENT
SALOMON BROTHERS STRATEGIC BOND        MANAGEMENT
OPPORTUNITIES PORTFOLIO                SEEKS COMPETITIVE TOTAL RETURN
LORD ABBETT BOND DEBENTURE PORTFOLIO   PRIMARILY FROM INVESTING IN
CALVERT SOCIAL BALANCED PORTFOLIO      FIXED-INCOME SECURITIES
MFS TOTAL RETURN PORTFOLIO             SEEKS TO EQUAL THE PERFORMANCE OF THE
NEUBERGER BERMAN REAL ESTATE           LEHMAN BROTHERS(R) AGGREGATE BOND
PORTFOLIO                              INDEX
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO SEEKS TO MAXIMIZE TOTAL RETURN
DAVIS VENTURE VALUE PORTFOLIO          CONSISTENT WITH PRESERVATION OF
FI VALUE LEADERS PORTFOLIO             CAPITAL
HARRIS OAKMARK LARGE CAP VALUE         SEEKS HIGH CURRENT INCOME AND THE
PORTFOLIO                              OPPORTUNITY FOR CAPITAL APPRECIATION
STATE STREET RESEARCH LARGE CAP VALUE  TO PRODUCE A HIGH TOTAL RETURN
PORTFOLIO                              SEEKS TO ACHIEVE A COMPETITIVE TOTAL
METLIFE STOCK INDEX PORTFOLIO          RETURN
STATE STREET RESEARCH INVESTMENT       SEEKS A FAVORABLE TOTAL RETURN
TRUST PORTFOLIO                        THROUGH INVESTMENT IN A DIVERSIFIED
AMERICAN FUNDS GROWTH PORTFOLIO        PORTFOLIO
OPPENHEIMER CAPITAL APPRECIATION       SEEKS TO PROVIDE TOTAL RETURN THROUGH
PORTFOLIO                              INVESTMENT IN REAL ESTATE SECURITIES,
STATE STREET RESEARCH LARGE CAP        EMPHASIZING BOTH CAPITAL APPRECIATION
GROWTH PORTFOLIO                       AND CURRENT INCOME
T. ROWE PRICE LARGE CAP GROWTH         SEEKS BOTH CAPITAL APPRECIATION AND
PORTFOLIO                              INCOME
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO SEEKS GROWTH OF CAPITAL
NEUBERGER BERMAN PARTNERS MID CAP      SEEKS LONG TERM-GROWTH OF CAPITAL
VALUE PORTFOLIO                        SEEKS LONG-TERM CAPITAL APPRECIATION
FI MID CAP OPPORTUNITIES PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL
MET/AIM MID CAP CORE EQUITY PORTFOLIO SEEKS TO EQUAL THE PERFORMANCE OF THE METLIFE MID CAP STOCK INDEX PORTFOLIO STANDARD & POOR'S(R) 500 COMPOSITE
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO STOCK PRICE INDEX
STATE STREET RESEARCH AURORA PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL AND THIRD AVENUE SMALL CAP VALUE PORTFOLIO INCOME
LOOMIS SAYLES SMALL CAP PORTFOLIO      SEEKS CAPITAL APPRECIATION THROUGH
RUSSELL 2000(R) INDEX PORTFOLIO        STOCKS
FRANKLIN TEMPLETON SMALL CAP GROWTH    SEEKS CAPITAL APPRECIATION
PORTFOLIO                              SEEKS LONG-TERM GROWTH OF CAPITAL
MET/AIM SMALL CAP GROWTH PORTFOLIO     SEEKS LONG TERM GROWTH OF CAPITAL
T. ROWE PRICE SMALL CAP GROWTH         AND, SECONDARILY, DIVIDEND INCOME
PORTFOLIO                              SEEKS LONG-TERM CAPITAL APPRECIATION
HARRIS OAKMARK INTERNATIONAL PORTFOLIO SEEKS CAPITAL GROWTH
MFS RESEARCH INTERNATIONAL PORTFOLIO   SEEKS LONG-TERM GROWTH OF CAPITAL
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL
PIMCO PEA INNOVATION PORTFOLIO         SEEKS TO EQUAL THE PERFORMANCE OF THE
AMERICAN FUNDS GLOBAL SMALL            STANDARD & POOR'S(R) MID CAP 400
CAPITALIZATION PORTFOLIO               COMPOSITE STOCK PRICE INDEX
                                       SEEKS TO PROVIDE LONG-TERM GROWTH OF
                                       CAPITAL
                                       SEEKS HIGH TOTAL RETURN, CONSISTING
                                       PRINCIPALLY OF CAPITAL APPRECIATION
                                       SEEKS LONG-TERM CAPITAL APPRECIATION
                                       SEEKS LONG-TERM CAPITAL GROWTH FROM
                                       INVESTMENTS IN COMMON STOCKS OR OTHER
                                       EQUITY SECURITIES
                                       SEEKS TO EQUAL THE RETURN OF THE
                                       RUSSELL 2000(R) INDEX
                                       SEEKS LONG-TERM CAPITAL GROWTH
                                       SEEKS LONG-TERM GROWTH OF CAPITAL
                                       SEEKS LONG-TERM CAPITAL GROWTH
                                       SEEKS LONG-TERM CAPITAL APPRECIATION
                                       SEEKS CAPITAL APPRECIATION
                                       SEEKS TO EQUAL THE PERFORMANCE OF THE
                                       MSCI EAFE(R) INDEX
                                       SEEKS CAPITAL APPRECIATION; NO
                                       CONSIDERATION IS GIVEN TO INCOME
                                       SEEKS CAPITAL APPRECIATION THROUGH
                                       STOCKS

Starting with the most conservative Portfolio, the investment choices are listed in the approximate risk relationship among the available Portfolios, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


Some of the investment choices may not be available under the terms of your Deferred Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. The State Street Research Money Market investment division is only available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. Your investment choices may be limited because:

[_] Your employer, association or other group contractholder limits the available investment divisions.
[_] We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds Portfolios are made available by the Calvert Fund and the American Funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

DEFERRED ANNUITIES

[SIDEBAR: These Deferred Annuities may be either issued to you as an individual or to a group. You are then a participant under the group's Deferred Annuity.]

   This Prospectus describes the following Deferred Annuities under which you can accumulate money:


  [_] TSA (Tax Sheltered Annuities)


  [_] TSA ERISA (Tax Sheltered Annuities subject to ERISA)


  [_] SEPs (Simplified Employee Pensions)

  [_] SIMPLE IRAs (Savings Incentive Match Plan for
      Employees Individual Retirement Annuities)


  [_] 457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)



  [_] 403(a) Arrangements



A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contractholder.




The TSA ERISA, 457(b) and 403(a) Deferred Annuities will be available on or about the summer of 2004.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.]


   There are four automated investment strategies available to you. The Equity Generator/SM/ and the Allocator/SM/ are not available with a Deferred
Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. These are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while you also have an outstanding loan.
 Your employer, association or other group contractholder may limit the availability of any investment strategy.

[GRAPHIC]

The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one investment division based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

[GRAPHIC]

The Rebalancer/SM/: You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

[GRAPHIC]

The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

The Index Selector models which utilize the Fixed Interest Account may not be available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. If they are available, the State Street Research Money Market investment division will be used in lieu of the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose.

[GRAPHIC]

You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 90. However, Federal tax rules may limit the amount and frequency of your purchase payments.]

   There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.


We will not issue the Deferred Annuity to you if you are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in this Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the B and L Classes unless you are less than 66 years old at date of issue. We will not accept your purchase payments if you are age 90 or older.


ALLOCATION OF PURCHASE PAYMENTS

[GRAPHIC]

You decide how your money is allocated among the Fixed Interest Account, if available, and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

[_] Federal tax laws or regulatory requirements;

[_] Our right to limit the total of your purchase payments to $1,000,000;

[_] Our right to restrict purchase payments to the Fixed Interest Account
    (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

[_] Participation in the Systematic Withdrawal Program (as described later); and

[_] Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

[_] First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_] Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_] Finally, we multiply the previous Accumulation Unit Value by this result.

                                   [GRAPHIC]
   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                  $500 = 50 accumulation units
                  ---
                  $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

           $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

            $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

[SIDEBAR: You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]

   You may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Interest Account, if available. For us to process a transfer, you must tell us:

[_] The percentage or dollar amount of the transfer;

[_] The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

[_] The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

[_] Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


If you receive the eligible rollover distribution and direct transfer credit and you have a 457(b), 403(a) or TSA ERISA Deferred Annuity, you must allocate this amount to the Fixed Interest Account and you must keep any such amounts in the Fixed Interest Account for five years or you will forfeit the credit.


We reserve the right to restrict transfers to the Fixed Interest Account (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).




We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other Contract owners and participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract owners or participants/annuitants, (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by Contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our Administrative Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others.

Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Contract owners or participants/annuitants. These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



  . limiting the number of transfers/reallocations you may make each Contract Year;



  . limiting the dollar amount that may be transferred/reallocated at any one time;



  .  charging a transfer/reallocation or collecting a Fund redemption fee;



  . denying a transfer/reallocation request from an authorized third party acting on behalf of multiple Contract owners or participants/annuitants; and



  . imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other Contract owners and participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a Contract owner or participant/annuitants, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.


Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).

ACCESS TO YOUR MONEY

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   You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal
Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

[_] The percentage or dollar amount of the withdrawal; and

[_] The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

[SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

SYSTEMATIC WITHDRAWAL PROGRAM

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[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account, if available, or investment divisions you select, either pro-rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA and TSA ERISA Deferred Annuities before you reach age 59-1/2.]


[SIDEBAR]: If you elect to receive payments through this program, you must either be over 591/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.


If we agree and if approved in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. The Systematic Withdrawal Program is not available to the B and L Classes of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

Selecting a Payment Date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

[SIDEBAR: If you would like to receive your Systematic Withdrawal Program Payment by the first of the month, you should request that the payment date be the 20th of the prior month.]

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments.


CHARGES

   There are two types of charges you pay while you have money in an investment division:

[_] Separate Account charge, and

[_] Investment-related charge.

SEPARATE ACCOUNT CHARGE

[SIDEBAR:] The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.

Each class of the Deferred Annuity has a different Separate Account charge. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 1.15% for the B Class, 1.45% for the C Class and 1.30% for the L Class of the average value of the amounts in the investment divisions or, in the case of each American Funds investment division, 1.40% for the B Class, 1.70% for the C Class and 1.55% for the L Class.

This charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

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The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the contract.

                           SEPARATE ACCOUNT CHARGES*


                                              B Class C Class L Class
                                              ------- ------- -------
Standard Death Benefit                         1.15%   1.45%   1.30%
---------------------------------------------------------------------
Optional Annual Step-Up Death Benefit          1.25%   1.55%   1.40%
---------------------------------------------------------------------

* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions.

    We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

   There is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the investment divisions on the last business day prior to the Contract
Anniversary. This fee is waived if your total purchase payments for the prior 12 months are at least $2,000 on the day the fee is to be deducted or if your Account Balance is at least $25,000 on the day the fee is to be deducted. This fee will also be waived if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contractholder.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account).

PREMIUM AND OTHER TAXES

   Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from 0.5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


WITHDRAWAL CHARGES

[SIDEBAR]: You will not pay a withdrawal charge if you have had an Account Balance for at least 12 years (10 years in certain states or for public school employees in certain states) for the B Class contract, or 7 years for the L Class contract. There is no withdrawal charge for the C Class contract.

    A withdrawal charge may apply if you make a withdrawal from your Deferred
     Annuity. There are no withdrawal charges for the C Class Deferred Annuity. The withdrawal charge will be determined separately for each investment division from which a withdrawal is made. The withdrawal charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on the amount withdrawn for each class is as follows:


IF WITHDRAWN DURING CONTRACT YEAR                  B CLASS C CLASS L CLASS
---------------------------------                  ------- ------- -------
1.................................................    9%    None      9%
2.................................................    9%              8%
3.................................................    9%              7%
4.................................................    9%              6%
5.................................................    8%              5%
6.................................................    7%              4%
7.................................................    6%              2%
8.................................................    5%              0%
9.................................................    4%              0%
10................................................    3%              0%
11................................................    2%              0%
12................................................    1%              0%
Thereafter........................................    0%              0%

(For Deferred Annuities issued in Connecticut and certain other states or for public school employees in certain states, the withdrawal charge for the B Class is as follows: During Contract Year 1: 10%, Year 2: 9%, Year 3: 8%, Year 4: 7%, Year 5: 6%, Year 6: 5%, Year 7: 4%, Year 8: 3%, Year 9: 2%, Year 10: 1%,
Year 11 and thereafter: 0%.)

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES

[SIDEBAR: WIthdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.]

In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

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You do not pay a withdrawal charge:

[_] If you have a C Class Deferred Annuity.

[_] On transfers you make within your Deferred Annuity.

[_] On the amount surrendered after twelve Contract Years (ten years in Connecticut and certain other states) for the B Class and seven years for the L Class.

[_] If you choose payments over one or more lifetimes.

[_] If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

[_] After the first Contract Year, if you withdraw up to 10% of your total
    Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

[_] If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.


[_] For the TSA, SEP and SIMPLE Deferred Annuities, after the first Contract
    Year, if approved in your state, and your contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you as owner or participant under a contract:


   . have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

   . are diagnosed with a terminal illness and not expected to live more than 12 months.

[_] After the first Contract Year, if approved in your state, and your contract provides for this, if you are disabled as defined in the Federal Social Security Act before attaining age 65 and if you have been the participant continuously since the issue of the contract.

[_] If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.



[_] For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if you retire, after continuous participation in the contract for 5 Contract Years.



[_] For the TSA, SEP and SIMPLE IRAs Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity, after continuous participation in the contract for 5 Contract Years.


[_] If you make a direct transfer to other investment vehicles we have pre-approved.


[_]If you retire or leave your job with the employer you had at the time you became a participant in the 403(a) arrangement or 457 or TSA ERISA plan that is funded by the Deferred Annuity. (Amounts withdrawn that received the eligible rollover distribution and direct transfer credit are, however, subject to forfeiture.)





[_]If your plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.




FREE LOOK

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   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.



For the TSA Deferred Annuity, any 3% credit from direct transfer and eligible distribution purchase payments does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.


DEATH BENEFIT--GENERALLY

   One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal. Any outstanding loans are also deducted.

STANDARD DEATH BENEFIT

If you die during the pay-in phase and you have not chosen the optional death benefit, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans; or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans.

                                    EXAMPLE


                                       Date                      Amount
                           ----------------------------- ----------------------
A   Initial Purchase                 10/1/2004                  $100,000
    Payment
-------------------------------------------------------------------------------
B   Account Balance                  10/1/2005                  $104,000
                           (First Contract Anniversary)
-------------------------------------------------------------------------------
C   Death Benefit                 As of 10/1/2005               $104,000
                                                         (= greater of A and B)
-------------------------------------------------------------------------------
D   Account Balance                  10/1/2006                  $90,000
                           (Second Contract Anniversary)
-------------------------------------------------------------------------------
E   Death Benefit                    10/1/2006                  $100,000
                                                         (= greater of A and D)
-------------------------------------------------------------------------------
F   Withdrawal                       10/2/2006                   $9,000
-------------------------------------------------------------------------------
G   Percentage                       10/2/2006                    10%
    Reduction in
    Account Balance                                             (= F/D)
-------------------------------------------------------------------------------
H   Account Balance                  10/2/2006                  $81,000
    after Withdrawal                                           (= D - F)
-------------------------------------------------------------------------------
I   Purchase Payments             As of 10/2/2006               $90,000
    reduced for Withdrawal                                  [= A - (A X G)]
-------------------------------------------------------------------------------
J   Death Benefit                    10/2/2006                  $90,000
                                                         (= greater of H and I)
-------------------------------------------------------------------------------


Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/06 and 10/2/06 are assumed to be equal prior to the withdrawal.


There are no loans.

OPTIONAL BENEFITS

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Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Please note further that, in the case of the optional death benefit and Guaranteed Minimum Income Benefit, the annual increase amount and Highest Account Balance as of the applicable Contract Anniversary, is frozen at the Contract Anniversary immediately preceding your 81st birthday (unless you make additional purchase payments or subsequent partial withdrawals to determine the Highest Account Balance). You continue to bear the costs of these optional benefits after that date before you enter the income or pay-out period. With regard to the Guaranteed Minimum Income Benefit, you must be in the "pay-in" phase of the contract for at least 10 years prior to commencing income payments guaranteed by this benefit. Optional benefits are available subject to state approval. Your employer, association or other group contractholder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefits purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.).


ANNUAL STEP-UP DEATH BENEFIT

   You may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                           Date                      Amount
                               ----------------------------- ----------------------
A   Initial Purchase                     10/1/2004                  $100,000
    Payment
-----------------------------------------------------------------------------------
B   Account Balance                      10/1/2005                  $104,000
                               (First Contract Anniversary)
-----------------------------------------------------------------------------------
C   Death Benefit                     As of 10/1/2005               $104,000
    (Highest Account                                         (= greater of A and B)
    Balance)
-----------------------------------------------------------------------------------
D   Account Balance                      10/1/2006                  $90,000
                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------
E   Death Benefit                        10/1/2006                  $104,000
    (Highest                                                 (= greater of C and D)
    Contract Year Anniversary)
-----------------------------------------------------------------------------------
F   Withdrawal                           10/2/2006                   $9,000
-----------------------------------------------------------------------------------
G   Percentage                           10/2/2006                    10%
    Reduction in
    Account Balance                                                 (= F/D)
-----------------------------------------------------------------------------------
H   Account Balance                      10/2/2006                  $81,000
    after Withdrawal                                                (= D-F)
-----------------------------------------------------------------------------------
I   Highest Account                   As of 10/2/2006               $93,600
    Balance reduced
    for Withdrawal                                               (= E-(E X G))
-----------------------------------------------------------------------------------
J   Death Benefit                        10/2/2006                  $93,600
                                                             (= greater of H and I)
-----------------------------------------------------------------------------------

Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/06 and 10/2/06 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

GUARANTEED MINIMUM INCOME BENEFIT (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

You may only exercise this benefit no later than the Contract Anniversary immediately after your 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. Partial annuitization is not permitted under this optional benefit and no change in the owner of the contract or the participant is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

Age at Pay-Out Guarantee
------------------------
     80         9 years
------------------------
     81         8 years
------------------------
     82         7 years
------------------------
     83         6 years
------------------------
  84 and 85     5 years
------------------------

You may not exercise this benefit if you have an outstanding loan balance. You may exercise this benefit if you repay your outstanding loan balance. If you desire to exercise this benefit and have an outstanding loan balance and repay the loan by making a partial withdrawal, your guaranteed minimum income base will be reduced to adjust for the repayment of the loan, according to the formula described below.

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.


This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any premium taxes, applicable contract fees and outstanding loans) to our then current annuity rates if that would produce greater income payments than those guaranteed under this benefit. You may not apply the income base to our then current annuity rates.


For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after your 85th birthday;

2. When you take a total withdrawal of your Account Balance (a pro-rata portion of the charge will be applied.);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (a pro-rata portion of the charge will be applied.);

4. On the day there are insufficient amounts to deduct the charge for the Guaranteed Minimum Income Benefit from your Account Balance; or

5. If you die.

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.


The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, TSA, TSA ERISA, 403(a) or 457(b) in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA, TSA, TSA ERISA, 403(a) or 457(b) Deferred Annuity with the Guaranteed Minimum Income Benefit.


   EXAMPLE:
(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)

   Age 55 at issue
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000 X 1.06/10/ = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.21 = $754 per month.
    -------
   $1,000

                                                 Guaranteed
                                                  Minimum
                                         Age at    Income
                         Issue Age       Pay-Out   Floor
                    ---------------------------------------
                            55             65       $754
                    ---------------------------------------
                                           70      $1,131
                    ---------------------------------------
                                           75      $1,725
                    ---------------------------------------

The above chart ignores the impact of premium and other taxes.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

[SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.]

[SIDEBAR: You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.]

   You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your

Account Balance (less any premium taxes, applicable contract fees and any outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, you may not be older than 95 years old to select a pay-out option (90 in New York State). You must convert at least $5,000 of your Account Balance to receive income payments.

[SIDEBAR: Should our current rates for a fixed pay-out option for your class of the Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.]

When considering a pay-out option, you should think about whether you want:

[_] Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

[_] A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

INCOME PAYMENT TYPES

[GRAPHIC]

[SIDEBAR:  Many times, the Owner and the Annuitant are the same person.]


   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when you decide to take a pay-out option. Your decision is irrevocable.


There are three people who are involved in payments under your pay-out option:

[_] Owner: the person or entity which has all rights including the right to direct who receives payment.

[_] Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

[_] Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the owner dies.
                                   [GRAPHIC]

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

[SIDEBAR:  When deciding how to receive income, consider:

[SIDEBAR: . The amount of income you need; ]

[SIDEBAR: . The amount you expect to receive from other sources; ] [SIDEBAR: . The growth potential of other investments; and]

[SIDEBAR: . How long you would like your income to be guaranteed.] LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION

   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

[GRAPHIC]

   Your initial income payment must be at least $100. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS


Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.



AIR

[SIDEBAR: The AIR is stated in your contract and may range from 3% to 6%.]


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


[_] First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;



[_] Next, we subtract the daily equivalent of the Standard Death Benefit
    Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


[_] Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

[_] Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATION PRIVILEGE


[GRAPHIC]
[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.]


   During the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed
Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.



For us to process a reallocation, you must tell us:



[_] The percentage of the income payment to be reallocated;



[_] The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and



[_] The investment divisions from which you want to reallocate your income payment.



We may require that you use our original forms to make reallocations.





We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other Contract owners and participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by Contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our Administrative Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Our policies and procedures may result in restrictions being applied to Contract owners or participants/annuitants. These restrictions may include:



[_] requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



[_] limiting the number of transfers/reallocations you may make each Contract
    Year;



[_] limiting the dollar amount that may be transferred/reallocated at any one time;



[_] charging a transfer/reallocation or collecting a Fund redemption fee;



[_] denying a transfer/reallocation request from an authorized third party acting on behalf of multiple Contract owners or participants/annuitants; and



[_] imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other Contract owners or participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a Contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.





Reallocations will be made at the end of the business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.



CHARGES

[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]

   You pay the Standard Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


[GRAPHIC]
[SIDEBAR: Generally, your requests including all subsequent purchase payments are effective the day we receive them at your Administrative Office in good order.]


Purchase payments may be sent, by check or money order made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

[_] On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

[_] After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.




We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.


Under the Deferred Annuities, your employer or the group in which you are a participant or member must identify you on its reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS


You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET
[GRAPHIC]




You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:


[_] Account Balance

[_] Unit Values

[_] Current rates for the Fixed Interest Account

[_] Transfers

[_] Changes to investment strategies

[_] Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

[_] any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

[_] any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners and who simultaneously makes the same request or series of requests on behalf of other Contract owners.


VALUATION--SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.



When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.



We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:


[_] rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

[_] during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

[GRAPHIC]
[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]

     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("NON-STANDARD PERFORMANCE") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Guaranteed Minimum Income Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("STANDARD PERFORMANCE") calculations reflect the Separate Account charge (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They do not assume the charge for the Guaranteed Minimum Income Benefit.

Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the Guaranteed Minimum Income Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate

Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY

     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

[_] To operate the Separate Account in any form permitted by law.


[_] To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.


[_] To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

[_] To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

[_] To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.


VOTING RIGHTS

   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met
Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

[_] The shares for which voting instructions are received, and

[_] The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES

[GRAPHIC]

   All Deferred Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay range from 0% to 9% of purchase payments (gross dealer concession). The commission we pay upon annuitization of the Deferred Annuity is 0% to 4.5% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 1% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts with the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.




Our licensed representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs we offer, such as conferences, trips, prizes, and awards. In addition, our licensed sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Deferred Annuities. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.



An investment adviser or sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., the principal underwriter for the American

Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.


FINANCIAL STATEMENTS

   The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte
& Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

INCOME TAXES

[GRAPHIC]
[Sidebar: Consult your own tax adviser about your circumstances, any recent tax developments and the impact of state income taxation.]

   The following information on taxes is a general discussion of the subject. The SAI has additional tax information. It is not intended as tax advice.
The Internal Revenue Code ("Code") is complex and subject to change regularly.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract.



Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation, or change in designation of an annuitant, beneficiary or other payee, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

[Sidebar: Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.]
[GRAPHIC]

   Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All TSAs (ERISA and non-ERISA) 457(b)s, 403(a)s and SEPs receive tax deferral under the Code. Although there are no additional tax benefits by funding your TSA, 457(b)s, 403(a)s or SEPs with an annuity, it does offer you additional insurance benefits such as the availability of a guaranteed income for life.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to TSA (ERISA and non-ERISA) plans, IRAs, 403(a) and 457(b) plans and SEPs including:


[_] adding "catch-up" contributions for taxpayers age 50 and above; and

[_] adding expanded portability and tax free rollover opportunities.

[_] all these changes are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.


PURCHASE PAYMENTS



Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.



WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.]

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.



If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For 457(b) plans of a tax-exempt employer which is not a state or local government, you can only transfer such amounts to another 457(b) plan under certain conditions.



Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.


WITHDRAWALS BEFORE AGE 59 1/2


If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:


                                                                     Type of Contract
                                                             --------------------------------
                                                             TSA and
                                                               TSA   SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b) 403(a)
                                                             ------- ------ --- ------ ------
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x   x/2/   x/2/

After you die                                                    x     x     x      x      x

After you become totally disabled (as defined in the Code)       x     x     x      x      x

To pay deductible medical expenses                               x     x     x      x      x

After separation from service if you are over 55                 x                  x      x

After December 31, 1999 for IRS levies                           x     x     x      x      x

To pay medical insurance premiums if you are unemployed                x     x

For qualified higher education expenses, or                            x     x

For qualified first time home purchases up to $10,000                  x     x

Payments to alternate payees pursuant to qualified domestic
relations orders                                                 x                  x


/1/ For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.



/2/  You must be separated from service at the time payments begin.


Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.

SEPARATE ACCOUNT CHARGES

Certain death benefits may be considered incidental benefits under a tax-qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant. Additionally, the charges for such death benefits may be considered a taxable distribution which may be subject to ordinary income taxes and the 10% penalty tax if you are under age 59 1/2. Consult your tax advisor.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

[_] The year you turn 70 1/2 or;

[_] Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.


It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax advisor.




AFTER DEATH



The death benefit is generally taxable to the recipient in the same manner as if paid to the owner or to the annuitant (under the rules for withdrawals or income payments, whichever is applicable).



If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan in which he or she participates as permitted under the tax law.



If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and Applicable income tax regulations.



TSAS (ERISA AND NON-ERISA)



GENERAL


TSAs fall under (S)403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.




Your Deferred Annuity is not forfeitable (e.g., not subject to the claims of your creditors) and you may not transfer it to someone else.




WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: You may be subject to the 10% penalty tax if you withdraw money before you turn age 59 1/2.]



If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

[_] Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

[_] Is directly transferred to another permissable investment under (S)403(b) arrangements;

[_] Relates to amounts that are not salary reduction elective deferrals;

[_] Is after you die, leave your job or become disabled (as defined by the Code); or

[_] Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.


See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.


MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

    . Your life or life expectancy

    . Both you and your beneficiary's lives or life expectancies

    . A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.



LOANS

If your TSA Contract permits contract loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether Contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

SIMPLE IRA AND SEPS

[GRAPHIC]


The sale of a contract for use with an IRA (including SEPs and SIMPLE IRAs) may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the contract as a SIMPLE IRA or SEP.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

[_] You must be both the owner and the annuitant under the contract.

[_] Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.

[_] You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENTS

[SIDEBAR: In some cases, your purchase payments may be tax deductible.]


SEPs:



[_] Except for permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2004.) This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter).


[_] Beginning in 2002, individuals age 50 or older can make an additional
    "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

[_] Purchase payments in excess of this amount may be subject to a penalty tax.

[_] Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_] These age and dollar limits do not apply to tax-free rollovers or transfers.

Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2004, if you are an "active participant" in another retirement plan and if your adjusted gross income is $45,000 or less ($65,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $55,000 ($75,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


SIMPLE IRAs:



[_]The Code allows contributions up to certain limits to be made under a valid salary reduction agreement and also allows for employer contributions up to certain applicable limits under the Code.



[_]The Code allows "catch up" contributions for participants age 50 and older in excess of these limits (up to $1,500 in 2004 increasing in $500 increments until the limit of $2,500 is reached in 2006.)



[_]Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.


WITHDRAWALS AND INCOME PAYMENTS


Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs in the case of SEPs or based on the ratio of all non-deductible SIMPLE IRA purchase payments to the total value of all of your SIMPLE IRAs.


AFTER DEATH

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.


If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age
70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her own SIMPLE IRA (if so eligible, in the case of SIMPLE IRA).


If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


457(B)S



GENERAL



457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in (S)457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.



457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.



457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.



WITHDRAWALS



Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.



Generally, monies in your contract can not be "made available" to you until you:



[_]Reach age 70 1/2



[_]Leave your job or your employer changes



[_]Have an unforeseen emergency (as defined by the Code)

MINIMUM DISTRIBUTION



The minimum distribution rules for contracts issued for 457(b) plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.



SPECIAL RULES



Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).



LOANS



In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.



Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.



403(A)



GENERAL



The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.



See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                                           PAGE

COVER PAGE................................................................    1
TABLE OF CONTENTS.........................................................    1
INDEPENDENT AUDITORS......................................................    2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES......    2
EXPERIENCE FACTOR.........................................................    2
VARIABLE INCOME PAYMENTS..................................................    2
INVESTMENT MANAGEMENT FEES................................................    5
ADVERTISEMENT OF THE SEPARATE ACCOUNT.....................................    6
VOTING RIGHTS.............................................................    8
ERISA.....................................................................    9
TAXES.....................................................................   10
ACCUMULATION UNIT VALUES TABLES...........................................   14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT..............................  F-1
FINANCIAL STATEMENTS OF METLIFE........................................... F-66



                                   [graphic]

APPENDIX

PREMIUM TAX TABLE

[GRAPHIC]

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.



                                         TSA
                                         and TSA
                                         ERISA     IRA and SEP    457(b)    403(a)
                                         Annuities Annuities/(1)/ Annuities Annuities
California.............................. 0.5%      0.5%/(2)/      2.35%     0.5%
Maine................................... --        --             --        --
Nevada.................................. --        --             --        --
Puerto Rico............................. 1.0%      1.0%           1.0%      1.0%
South Dakota............................ --        --             --        --
West Virginia........................... 1.0%      1.0%           1.0%      1.0%
Wyoming................................. --        --             --        --


-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities."
/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

PEANUTS (C) United Feature Syndicate, Inc.


(C) 2004 Metropolitan Life Insurance Company

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and
    Met Investors Series Trust

[_] American Funds Insurance Series

[_] Calvert Social Balanced Portfolio

[_] I have changed my address. My current address is:

___________________________________     Name __________________________
     (Contract Number)

                                        Address _______________________


___________________________________
           (Signature)                       __________________________
                                                                    zip


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

MetLife (R)
One Madison Avenue, New York, NY 10010-3690
0403-4179 E0404B97T(exp0505)MLIC-LD
MLR19000341006(0404)   Printed in USA
(C) 2004 MetLife, Inc.                                       MFFSPROSBLC(0504)

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

                                 INTRODUCTION

The four prospectuses included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectuses (by prospectus).

                                  CHARACTERS

    Snoopy--A Beagle dog
    Charlie Brown--A little boy with zigzag pattern on shirt
    Woodstock--A small bird
    Lucy--A little brunette girl
    Linus--A younger little boy with stripped shirt (Lucy's brother) Marcie--A little brunette girl with glasses
    Franklin--A curly haired little boy
    Pigpen--A little boy with dust cloud and smudged face
    Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals
    Sally--A little blond girl with curls on top (Charlie Brown's sister)


A.    Illustrations for Financial Freedom Select Variable Annuity Contracts  Page
-----------------------------------------------------------------------      ----
 1.  Snoopy as MetLife Representative with briefcase straightening          Page 1  first page
     bow tie

 2.  Charlie Brown on step ladder looking at fold out map                   Page 4  Table of Contents

 3.  Snoopy in suit with pointer                                            Page 5  Important Terms You Should Know

 4.  Snoopy as MetLife Representative listening to crowd of Woodstocks      Page 26 MetLife

 5.  Snoopy and Woodstock balanced on seesaw                                Page 26 Variable Annuities

 6.  Woodstock writing on a piece of paper                                  Page 28 Classes of the Deferred Annuity

 7.  Snoopy reading menu at restaurant table                                Page 30 Your Investment Choices

 8.  Linus building sand castle                                             Page 32 Deferred Annuities

 9.  The Equity Generator/SM/ icon--Safe with arrow pointing to three       Page 33 The Equity Generator
     dimensional graph

10.  The Rebalancer/SM/ icon--A pie chart with arrows around                Page 33 The Rebalancer
     circumference

11.  The Index Selector/SM/ icon--A world globe with arrows around it       Page 33 The Index Selector

12.  The Allocator/SM/--A hourglass with safe in top portion with arrow to  Page 34 The Allocator a three dimensional chart in the bottom portion

A.    Illustrations for Financial
Freedom Select Variable Annuity
Contracts                                Page
---------                                ----
13. Snoopy at computer                  Page 34 Allocation of Purchase Payments

14. Marcie at desk with adding machine  Page 35 Examples of calculating
    reviewing tape calculations                 Accumulation Units

15. Charlie Brown struggling to reach   Page 38 Access to Your Money
    into jar of money

16. Snoopy as WWI flying ace            Page 38 Systematic Withdrawal Program
    dispatching Woodstocks with checks

17. Woodstock with accountant's visor   Page 40 Separate Account Charge
    and adding machine

18. Franklin with magnifying glass      Page 44 When No Withdrawal Charge Applies
                                                to the e Bonus Class

19. Marcie reading a paper              Page 45 Free Look

20. Lucy with magnifying glass          Page 48 Optional Benefits
    studying a piece of paper

21. Snoopy lounging on beach chair      Page 53 Income Payment Types
    with sunglasses and drink

22. Woodstock writing a check           Page 54 Minimum Size of Your Income Payment

23. Woodstock moving money from one     Page 56 Transfer Privilege
    pile of money bags to another

24. Charlie Brown receiving letter at   Page 58 Administration
    mail box

25. Charlie Brown listening on          Page 59 By Telephone or Internet
    telephone

26. "Colonial" Snoopy as town crier     Page 61 Advertising Performance

27. Snoopy as MetLife Representative    Page 64 Who Sells the Deferred Annuities
    shaking paw/wing with Woodstock

28. Snoopy as "Uncle Sam" presenting a Page 67 Income Taxes tax bill

29. Piggybank with "Do not open until   Page 67 Income Taxes--General
    age 59 1/2" printed on side

30. Linus with hoop printed with        Page 72 Income Taxes --IRAs--Simple IRAs
    "IRAs" inside                               and SEPs

31. Franklin, Snoopy, Charlie Brown,    Page 77 Table of Contents for the SAI
    Lucy, Pigpen, Linus and Peppermint
    Patty

32. Lucy in her advice box with         Page 78 Premium Tax Table
    "TAXES--The Expert is in"
    printed on it advising Peppermint
    Patty and Sally

PROSPECTUS



                                             MetLife Financial Freedom Select(R)
                                          Variable Annuity (e and e Bonus class)



                                                                     May 1, 2004

Your Privacy Notice is on the last page of this book



                                                                      MetLife(R)
                                                                          [LOGO]

METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes MetLife Financial Freedom Select group and individual deferred variable annuity contracts ("Deferred Annuities").

--------------------------------------------------------------------------------

Y ou decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the contract for your Deferred Annuity. Your choices may include the Fixed Interest
Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series ("American Funds"). For convenience, the portfolios and the funds are referred to as "Portfolios" in this Prospectus.




STATE STREET RESEARCH MONEY MARKET                T. ROWE PRICE LARGE CAP GROWTH
SALOMON BROTHERS U.S. GOVERNMENT                  HARRIS OAKMARK FOCUSED VALUE
PIMCO TOTAL RETURN                                NEUBERGER BERMAN PARTNERS MID CAP VALUE
STATE STREET RESEARCH BOND INCOME                 FI MID CAP OPPORTUNITIES
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX             (FORMERLY, JANUS MID CAP)
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES     MET/AIM MID CAP CORE EQUITY
LORD ABBETT BOND DEBENTURE                        METLIFE MID CAP STOCK INDEX
CALVERT SOCIAL BALANCED                           T. ROWE PRICE MID-CAP GROWTH
MFS TOTAL RETURN                                  STATE STREET RESEARCH AURORA
NEUBERGER BERMAN REAL ESTATE                      THIRD AVENUE SMALL CAP VALUE
AMERICAN FUNDS GROWTH-INCOME                      LOOMIS SAYLES SMALL CAP
DAVIS VENTURE VALUE                               RUSSELL 2000(R) INDEX
FI VALUE LEADERS (FORMERLY, FI STRUCTURED EQUITY) FRANKLIN TEMPLETON SMALL CAP GROWTH
HARRIS OAKMARK LARGE CAP VALUE                    MET/AIM SMALL CAP GROWTH
STATE STREET RESEARCH LARGE CAP VALUE             T. ROWE PRICE SMALL CAP GROWTH
METLIFE STOCK INDEX                               HARRIS OAKMARK INTERNATIONAL
STATE STREET RESEARCH INVESTMENT TRUST            MFS RESEARCH INTERNATIONAL
AMERICAN FUNDS GROWTH                             MORGAN STANLEY EAFE(R) INDEX
OPPENHEIMER CAPITAL APPRECIATION                  PIMCO PEA INNOVATION (FORMERLY, PIMCO
STATE STREET RESEARCH LARGE CAP GROWTH              INNOVATION)
  (FORMERLY, ALGER EQUITY GROWTH)                 AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION

HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 77 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
(800) 638-7732
                                                                       [GRAPHIC]


 DEFERRED
 ANNUITIES
 AVAILABLE:

    . TSA

    . TSA ERISA

    . Simplified Employee Pensions (SEPs)
    . SIMPLE Individual Retirement Annuities

    . 457(b) Eligible Deferred Compensation Arrangements (457(b)s)


    . 403(a) Arrangements


 CLASSES AVAILABLE
 FOR EACH
 DEFERRED ANNUITY

    . e
    . e Bonus

 A WORD ABOUT INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

  . a bank deposit or obligation;

  . federally insured or guaranteed; or

  . endorsed by any bank or other financial institution.

                                 [LOGO] Metlife

Each class of the Deferred Annuities has its own Separate Account charge and withdrawal charge schedule. Each provides the opportunity to invest for retirement. The expenses for the e Bonus Class of the Deferred Annuity may be higher than similar contracts without a bonus. The purchase payment credits ("Bonus") may be more than offset by the higher expenses for the e Bonus Class.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds prospectuses which are attached to the back of this Prospectus. You should read these prospectuses carefully before purchasing a Deferred Annuity.

    Important Terms You Should Know.....................................  5
    Table of Expenses...................................................  8
    MetLife............................................................. 26
    Metropolitan Life Separate Account E................................ 26
    Variable Annuities.................................................. 27
        The Deferred Annuity............................................ 27
        Classes of the Deferred Annuity................................. 28
    Your Investment Choices............................................. 31
    Deferred Annuities.................................................. 33
        The Deferred Annuity and Your Retirement Plan................... 33
        Automated Investment Strategies................................. 34
        Purchase Payments............................................... 35
            Allocation of Purchase Payments............................. 35
            Limits on Purchase Payments................................. 35
        The Value of Your Investment.................................... 36
        Transfer Privilege.............................................. 37
        Access to Your Money............................................ 39
            Systematic Withdrawal Program............................... 39
            Minimum Distribution........................................ 41
        Charges......................................................... 41
            Separate Account Charge..................................... 41
            Investment-Related Charge................................... 42
        Annual Contract Fee............................................. 42
            Optional Guaranteed Minimum Income Benefit.................. 42
        Premium and Other Taxes......................................... 43
        Withdrawal Charges.............................................. 43
            When No Withdrawal Charge Applies to the e Bonus Class...... 44
        Free Look....................................................... 45
        Death Benefit--Generally........................................ 46
            Standard Death Benefit...................................... 47
        Optional Benefits............................................... 48
            Annual Step-Up Death Benefit................................ 48
            Guaranteed Minimum Income Benefit........................... 50
        Pay-Out Options (or Income Options)............................. 53
        Income Payment Types............................................ 53
        Allocation...................................................... 54
        Minimum Size of Your Income Payment............................. 54
        The Value of Your Income Payments............................... 55

           Reallocation Privilege................................... 56
           Charges.................................................. 57

       General Information.......................................... 58
           Administration........................................... 58
               Purchase Payments.................................... 58
               Confirming Transactions.............................. 58
               Processing Transactions.............................. 58
                  By Telephone or Internet.......................... 59
                  After Your Death.................................. 60
                  Third Party Requests.............................. 60
                  Valuation -- Suspension of Payments............... 60
           Advertising Performance.................................. 61
           Changes to Your Deferred Annuity......................... 64
           Voting Rights............................................ 64
           Who Sells the Deferred Annuities......................... 65
           Financial Statements..................................... 66
           When We Can Cancel Your Deferred Annuity................. 66
       Income Taxes................................................. 67
       Table of Contents for the Statement of Additional Information 77
       Appendix for Premium Tax Table............................... 78


MetLife does not intend to offer the Deferred Annuities anywhere they may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.

                                   [GRAPHIC]

                                   [GRAPHIC]
IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.

ADMINISTRATIVE OFFICE


Your Administrative Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity. Your contract will indicate the address of your Administrative Office. We will notify you if there is a change in the address of your Administrative Office. The telephone number to call to initiate a request is 1-800-638-7732.


ANNUITANT

The natural person whose life is the measure for determining the duration and the dollar amount of income payments.

ANNUITY UNIT VALUE


With a variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under a variable pay-out option, the AIR is a percentage rate of return assumed to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

BENEFICIARY

The person or persons who receives a benefit, including continuing payments or a lump sum payment, if the owner dies.

CONTRACT

A contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity. MetLife issues contracts for each of the annuities described in this Prospectus.

CONTRACT ANNIVERSARY

An anniversary of the date we issue the Deferred Annuity.

CONTRACT YEAR


The Contract Year for a Deferred Annuity is the one year period starting on the date we issue the Deferred Annuity and each Contract Anniversary thereafter. For the TSA Deferred Annuity issued to a plan subject to the Employee Retirement Income Security Act of 1974 ("TSA ERISA Deferred Annuity"), 457(b) and 403(a) Deferred Annuities, for convenience, Contract Year also refers to the one year period starting on the date the participant enrolls in the plan funded by the Deferred Annuity.


EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION


Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds.


METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Deferred Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

WITHDRAWAL CHARGE

The withdrawal charge is the amount we deduct from the amount you have withdrawn from your Deferred Annuity, if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

YOU


In this Prospectus, depending on the context, "you" is the owner of the Deferred Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for 457(b), 403(a) and TSA ERISA Deferred Annuities, "you" means the trustee or employer. Under 457(b), 403(a) and TSA ERISA plans where the participant or annuitant is permitted to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.

   TABLE OF EXPENSES--METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES

        The following tables describe the expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred
     Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions. There are no fees for the Fixed Interest Account. The tables do not show premium and other taxes which may apply.

--------------------------------------------------------------------------------
  Contract Owner Transaction Expenses

Sales Charge Imposed on Purchase Payments.............................                 None
Withdrawal Charge (as a percentage of the amount withdrawn) (1).......             Up to 3%
Transfer Fee (2)...................................................... Current Charge: None
                                                             Maximum Guaranteed Charge: $25

/1/ A withdrawal charge may apply if you take a withdrawal from your Deferred
    Annuity. The charge on the amount withdrawn for each class is calculated according to the following schedule:

IF WITHDRAWN DURING CONTRACT YEAR                        e CLASS e BONUS CLASS
---------------------------------                        ------- -------------
1.......................................................  None         3%
2.......................................................               3%
3.......................................................               3%
4.......................................................               3%
5.......................................................               3%
6.......................................................               3%
7.......................................................               3%
Thereafter..............................................               0%

    There are times when the withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, after the first Contract Year, each year you may withdraw up to 10% of your Account Balance without a withdrawal charge. These withdrawals are made on a non-cumulative basis.
/2/ We reserve the right to limit transfers as described later in this Prospectus. We reserve the right to impose a transfer fee. The amount of this fee will be no greater than $25 per transfer.

--------------------------------------------------------------------------------

     The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios. You pay the Separate Account charge designated under the appropriate class for the Standard Death Benefit or the Optional Annual Step-Up Death Benefit.


Annual Contract Fee (3)................................ $30

Current Separate Account Charge (as a percentage of your Account Balance) for all investment divisions except the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization
Divisions (4)

                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.50%        0.95%
  Optional Annual Step-Up Death Benefit...........  0.60%        1.05%
----------------------------------------------------------------------------

Current Separate Account Charge (as a percentage of your Account Balance) for the American Funds Growth-Income, American Funds Growth and American
Funds Global Small Capitalization Divisions and maximum guaranteed Separate
Account charge (as a percentage of your Account Balance) for all future investment divisions (4)

                                                   e CLASS e BONUS CLASS (5)
Death Benefit                                      ------- -----------------
  Standard Death Benefit..........................  0.75%        1.20%
  Optional Annual Step-Up Death Benefit...........  0.85%        1.30%

Optional Guaranteed Minimum Income Benefit (6)....                .35%
----------------------------------------------------------------------------

/3/ This fee may be waived under certain circumstances. This fee is waived if your Account Balance is at least $50,000 on the day the fee is deducted. The fee will be deducted on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary) if you take a total withdrawal of your Account Balance. This fee will not be deducted if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. During the pay-out phase we reserve the right to deduct this fee.


/4/ You pay the Separate Account charge with the Standard Death Benefit for your class of the Deferred Annuity during the pay-out phase of your contract. We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the contract in the future. The additional amount will not exceed the annual rate of 0.25% of the average daily net assets in any such investment divisions, as shown in the table labeled "Current Separate Account Charge for American Funds investment divisions and maximum guaranteed Separate Account charge for all future investment divisions."


/5/ The Separate Account charge with the Standard Death Benefit for the e Bonus
    Class will be reduced by 0.45% to 0.50% (0.75% for amounts in the American Funds investment divisions) after you have held the contract for seven years. Similarly, the Separate Account charge will be reduced by 0.45% to 0.60% for the Annual Step-Up Death Benefit (0.85% for amounts held in the American Funds investment divisions and for amounts held in the maximum guaranteed Separate Account charge investment divisions) after you have held the contract for seven years.

/6/ The charge for the Guaranteed Minimum Income Benefit is a percentage of your guaranteed minimum income base, as defined later in this Prospectus, and is deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling, if available, accumulation units from your Separate Account.) You do not pay this charge once you are in the pay-out phase of your contract. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.

  ----------------------------------------------------------------------------
     The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity. All the Portfolios listed below are Class B except for the Portfolios of the American Funds, which are Class 2 Portfolios, and the
Calvert Social Balanced Portfolio. More details concerning the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds fees and expenses are contained in their respective prospectuses.


                                                                                          Minimum Maximum
                                                                                          ------- -------
Total Annual Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds
Operating Expenses for the fiscal year ending December 31, 2003 (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees)
and other expenses)                                                                        0.56%   1.57%
After Waiver and/or Reimbursement (7) (8)................................................  0.56%   1.43%



/7/ Pursuant to an Expense Agreement, MetLife Advisers, LLC ("MetLife
    Advisers") has agreed to waive its investment management fee or pay operating expenses (exclusive of brokerage costs, interests, taxes, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit the total of such expenses to the annual percentage of average daily net assets of the following Portfolios as indicated:



           Portfolio                                       Percentage
           ---------                                       ----------
           Franklin Templeton Small Cap Growth Portfolio      1.15
           State Street Research Large Cap Value Portfolio    0.95





    This waiver or agreement to pay is subject to the obligation of each class of the Portfolio separately to repay MetLife Advisers such expenses in future years, if any, when the Portfolio's class's expenses fall below the above percentages if certain conditions are met. The agreement may be terminated at any time after April 30, 2005. The effect of such waiver and reimbursement is that performance results are increased.



/8/ Met Investors Advisory LLC ("MetLife Investors") and Met Investors Fund have entered into an Expense Agreement whereby, until at least April 30, 2005, MetLife Investors has agreed to waive its investment management fee or pay operating expenses (exclusive of interest, taxes, brokerage commissions, or extraordinary expenses and 12b-1 Plan fees) as necessary to limit total expenses to the percentage of daily net assets to the following percentages: 1.10% for the PIMCO PEA Innovation Portfolio, 0.95% for the T. Rowe Price Mid-Cap Growth Portfolio, 1.10% for the MFS Research International Portfolio, 0.75% for the Lord Abbett Bond Debenture Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 0.95% for the Met/AIM Mid Cap Core Equity Portfolio, 0.75% for the Oppenheimer Capital Appreciation Portfolio, 0.95% for the Third Avenue Small Cap Value Portfolio, 1.20% for the Harris Oakmark International Portfolio, and 0.90% for the Neuberger Berman Real Estate Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Fund's Board of Trustees, be repaid to the investment manager. The effect of such waiver and reimbursement is that performance results are increased.

  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                                       --------------
  (as a percentage of average net assets) (9)(12)                                          A+B+C=D
                                                                    B         C             TOTAL
                                                            A      12b- OTHER EXPENSES EXPENSES BEFORE       E
                                                        MANAGEMENT  1       BEFORE         WAIVER/        WAIVER/
                                                           FEES    FEES REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT
---------------------------------------------------------------------------------------------------------------------
State Street Research Money Market Portfolio (10)(11)..    0.35    0.25      0.05           0.65           0.00
Salomon Brothers U.S. Government Portfolio.............    0.55    0.25      0.10           0.90           0.00
State Street Research Bond Income Portfolio (10)(13)...    0.40    0.25      0.07           0.72           0.00
Lehman Brothers(R) Aggregate Bond Index Portfolio......    0.25    0.25      0.09           0.59           0.00
Salomon Brothers Strategic Bond Opportunities Portfolio    0.65    0.25      0.16           1.06           0.00
MFS Total Return Portfolio.............................    0.50    0.25      0.19           0.94           0.00
Davis Venture Value Portfolio (10).....................    0.74    0.25      0.05           1.04           0.00
FI Value Leaders Portfolio (10)........................    0.67    0.25      0.07           0.99           0.00
Harris Oakmark Large Cap Value Portfolio (10)..........    0.74    0.25      0.09           1.08           0.00
State Street Research Large Cap Value Portfolio (7)(10)    0.70    0.25      0.35           1.30           0.10
MetLife Stock Index Portfolio..........................    0.25    0.25      0.06           0.56           0.00
State Street Research Investment Trust Portfolio (10)..    0.49    0.25      0.07           0.81           0.00
State Street Research Large Cap Growth Portfolio
  (10)(18).............................................    0.73    0.25      0.07           1.05           0.00
T. Rowe Price Large Cap Growth Portfolio (10)..........    0.63    0.25      0.16           1.04           0.00
Harris Oakmark Focused Value Portfolio (10)............    0.75    0.25      0.05           1.05           0.00
Neuberger Berman Partners Mid Cap Value Portfolio
  (10).................................................    0.69    0.25      0.11           1.05           0.00
FI Mid Cap Opportunities Portfolio (10)(17)............    0.69    0.25      0.08           1.02           0.00
MetLife Mid Cap Stock Index Portfolio..................    0.25    0.25      0.15           0.65           0.00
State Street Research Aurora Portfolio (10)............    0.85    0.25      0.08           1.18           0.00
Loomis Sayles Small Cap Portfolio (10).................    0.90    0.25      0.09           1.24           0.00
Russell 2000(R) Index Portfolio........................    0.25    0.25      0.22           0.72           0.00
Franklin Templeton Small Cap Growth Portfolio (7)(10)..    0.90    0.25      0.42           1.57           0.17
T. Rowe Price Small Cap Growth Portfolio (10)..........    0.52    0.25      0.11           0.88           0.00
Morgan Stanley EAFE(R) Index Portfolio.................    0.30    0.25      0.41           0.96           0.00
                                                                                                       --------------


  METROPOLITAN FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                        --------------
  (as a percentage of average net assets) (9)(12)           D-E=F
                                                            TOTAL
                                                        EXPENSES AFTER
                                                          WAIVER AND
                                                        REIMBURSEMENT
----------------------------------------------------------------------
State Street Research Money Market Portfolio (10)(11)..      0.65
Salomon Brothers U.S. Government Portfolio.............      0.90
State Street Research Bond Income Portfolio (10)(13)...      0.72
Lehman Brothers(R) Aggregate Bond Index Portfolio......      0.59
Salomon Brothers Strategic Bond Opportunities Portfolio      1.06
MFS Total Return Portfolio.............................      0.94
Davis Venture Value Portfolio (10).....................      1.04
FI Value Leaders Portfolio (10)........................      0.99
Harris Oakmark Large Cap Value Portfolio (10)..........      1.08
State Street Research Large Cap Value Portfolio (7)(10)      1.20
MetLife Stock Index Portfolio..........................      0.56
State Street Research Investment Trust Portfolio (10)..      0.81
State Street Research Large Cap Growth Portfolio
  (10)(18).............................................      1.05
T. Rowe Price Large Cap Growth Portfolio (10)..........      1.04
Harris Oakmark Focused Value Portfolio (10)............      1.05
Neuberger Berman Partners Mid Cap Value Portfolio
  (10).................................................      1.05
FI Mid Cap Opportunities Portfolio (10)(17)............      1.02
MetLife Mid Cap Stock Index Portfolio..................      0.65
State Street Research Aurora Portfolio (10)............      1.18
Loomis Sayles Small Cap Portfolio (10).................      1.24
Russell 2000(R) Index Portfolio........................      0.72
Franklin Templeton Small Cap Growth Portfolio (7)(10)..      1.40
T. Rowe Price Small Cap Growth Portfolio (10)..........      0.88
Morgan Stanley EAFE(R) Index Portfolio.................      0.96
                                                        --------------



  CALVERT FUND ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                                     ----------------------------
  (as a percentage of average net assets)                    B           A+B+C=D                       C-D=E
                                                           OTHER          TOTAL                        TOTAL
                                                A        EXPENSES    EXPENSES BEFORE       D       EXPENSES AFTER
                                            MANAGEMENT    BEFORE         WAIVER/        WAIVER/      WAIVER AND
                                               FEES    REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-----------------------------------------------------------------------------------------------------------------
  Calvert Social Balanced Portfolio (14)...    0.70        0.23           0.93           0.00           0.93
                                                                                     ----------------------------

  MET INVESTORS FUND CLASS B ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                      ----------------------------
  (as a percentage                                        A+B+C=D                       D-E=F
  of average net                             C             TOTAL                        TOTAL
  assets) (9)(12)         A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                      MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                         FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------
  PIMCO Total
    Return
    Portfolio (19)...    0.50    0.25       0.08           0.83           0.00           0.83
  Lord Abbett Bond
    Debenture
    Portfolio
    (8)(10)(13)(19)..    0.60    0.25       0.11           0.96           0.00           0.96
  Neuberger Berman
    Real Estate
    Portfolio
    (10)(20).........    0.70    0.25       0.41           1.36           0.21           1.15
  Oppenheimer
    Capital
    Appreciation
    Portfolio
    (8)(10)(19)......    0.63    0.25       0.11           0.99           0.00           0.99
  Met/AIM Mid Cap
    Core Equity
    Portfolio
    (8)(10)(19)......    0.75    0.25       0.19           1.19           0.00           1.19
  T. Rowe Price
    Mid-Cap Growth
    Portfolio
    (8)(15)(19)......    0.75    0.25       0.18           1.18           0.00           1.18
  Third Avenue
    Small Cap Value
    Portfolio
    (8)(19)..........    0.75    0.25       0.18           1.18           0.00           1.18
  Met/AIM Small Cap
    Growth
    Portfolio (8)....    0.90    0.25       0.21           1.36           0.06           1.30
  Harris Oakmark
    International
    Portfolio
    (8)(10)(16)(19)..    0.85    0.25       0.33           1.43           0.00           1.43
  MFS Research
    International
    Portfolio
    (8)(10)..........    0.80    0.25       0.34           1.39           0.06           1.33
  PIMCO PEA
    Innovation
    Portfolio (8)....    0.95    0.25       0.32           1.52           0.17           1.35
                                                                      ----------------------------



  AMERICAN FUNDS CLASS 2 ANNUAL EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2003
                                                                      ----------------------------
  (as a percentage                                        A+B+C=D                       D-E=F
  of average net                             C             TOTAL                        TOTAL
  assets) (9)             A        B   OTHER EXPENSES EXPENSES BEFORE       E       EXPENSES AFTER
                      MANAGEMENT 12b-1     BEFORE         WAIVER/        WAIVER/      WAIVER AND
                         FEES    FEES  REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT REIMBURSEMENT
-------------------------------------------------------------------------------------------
  American Funds
    Growth-Income
    Portfolio (10)...    0.33    0.25       0.01           0.59           0.00           0.59
  American Funds
    Growth
    Portfolio (10)...    0.37    0.25       0.02           0.64           0.00           0.64
  American Funds
    Global Small
    Capitalization
    Portfolio (10)...    0.80    0.25       0.03           1.08           0.00           1.08
                                                                      ----------------------------

/9/ Each of the Metropolitan Fund, Met Investors Fund, and American Funds has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in each Fund's prospectus. We are paid the Rule 12b-1 fee in connection with the Class B shares of the Metropolitan and Met Investors Funds and Class 2 of the American Funds.


/10/Each Portfolio's management fee decreases when its assets grow to certain dollar amounts. The "break point" dollar amounts at which the management fee declines are more fully explained in the prospectus and Statement of Additional Information for each respective Fund.

 /11/State Street Research Money Market Portfolio is only available with a
    Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit.


 /12/Certain Metropolitan Fund and Met Investors Fund sub-investment managers directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, the Met Investors Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each participating Portfolio's expenses. The expense information for the Metropolitan Fund and Met Investors Fund Portfolios does not reflect these reductions or credits. See each Fund's prospectus for more information.


 /13/On April 29, 2002, the State Street Research Income Portfolio of the
    Metropolitan Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund.

/14/"Other Expenses" are based on the Portfolio's most recent fiscal year. The management fees include the sub-advisory fees paid by the advisor, Calvert Asset Management Company, Inc., and the administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert.

 /15/On January 1, 2003, T. Rowe Price Associates Inc. became the sub-investment manager for the MFS Mid Cap Growth Portfolio, which changed its name to T. Rowe Price Mid-Cap Growth Portfolio.

 /16/On January 1, 2003, Harris Associates L.P. became the sub-investment manager for the State Street Research Concentrated International Portfolio, which changed its name to Harris Oakmark International Portfolio.


/17/Prior to the opening of business on May 3, 2004, the FI Mid Cap
    Opportunities Portfolio was merged into the Janus Mid Cap Portfolio and Fidelity Management & Research Company became sub-investment manager for the Portfolio which changed its name to FI Mid Cap Opportunities Portfolio.



/18/Prior to the opening of business on May 3, 2004 State Street Research &
    Management Company became the sub-investment manager for the Alger Equity Growth Portfolio, which changed its name to the State Street Research Large Cap Growth Portfolio.



 /19/Fees waived or expenses reimbursed by the investment managers of these Portfolios in prior years were repaid in the last fiscal year to the investment managers by these Portfolios with the approval of the Fund's Board of Trustees. These amounts are included in the "Other Expenses Before Reimbursement" column. The amounts per Portfolio are:



               Portfolio                              Percentage
               ---------                              ----------
               PIMCO Total Return Portfolio..........    0.01
               Lord Abbett Bond Debenture Portfolio..    0.05
               Oppenheimer Capital Appreciation......    0.01
               Met/AIM Mid Cap Core Equity Portfolio.    0.04
               T. Rowe Price Mid-Cap Growth Portfolio    0.02
               Third Avenue Small Cap Value Portfolio    0.05
               Harris Oakmark International Portfolio    0.10



 /20/Neuberger Berman Real Estate Portfolio will begin operations on or about
    May 1, 2004. The expense information in the fee table is an estimate of the Portfolio's expenses through December 31, 2004.

  EXAMPLES
  The examples are intended to help you compare the cost of investing in the Deferred Annuity with the cost of investing in other variable annuity contracts.
  These costs include the Contract Owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and Portfolio fees and expenses
  (described in the third table).

  Example 1.  This example shows the dollar amount of expenses that you would bear directly or indirectly on a $ 10,000 investment for the time periods indicated.
  Your actual costs may be higher or lower.
  Assumptions:
  . your Account balance is $16,000 (for purposes of determining the impact of the
    Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);
  . you select the e Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit;
  . you select the Guaranteed Minimum Income Benefit; and
  . you fully surrender your contract, you elect to annuitize (select an income payment type under which you receive income payments over your lifetime) or you do not elect to annuitize (no withdrawal charges apply to the e Class)

                                                                                  1     3     5    10
                                                                                 YEAR YEARS YEARS YEARS
-------------------------------------------------------------------------------------------
  Maximum....................................................................... $276 $850  $1456 $3120
  Minimum....................................................................... $174 $543  $ 940 $2075



  Example 2. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated.
  Your actual costs may be higher or lower.
  Assumptions:
  . your Account balance is $16,000 (for purposes of determining the impact of the
    Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);
  . you select the e Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit;
  . you select the Guaranteed Minimum Income Benefit; and
  . you fully surrender your contract with applicable withdrawal charges deducted.

                                                                                  1     3     5         10
                                                                                 YEAR YEARS YEARS      YEARS
-------------------------------------------------------------------------------------------
  Maximum....................................................................... $635 $1294 $ 2015     $ 3635
  Minimum....................................................................... $537 $ 994 $ 1515     $ 2613



  Example 3. This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated.
  Your actual costs may be higher or lower.
  Assumptions:
  . your Account balance is $16,000 (for purposes of determining the impact of the
    Annual Contract Fee);
  . there was no allocation to the Fixed Interest Account;
  . no withdrawal charges were applicable because you selected an income payment type under which you receive income payments over your lifetime or you did not surrender your contract;
  . you bear the minimum or maximum fees and expenses of any of the Portfolios
    (without reimbursement and/or waiver of expenses);
  . you select the e Bonus Class;
  . the underlying Portfolio earns a 5% annual return;
  . you select the Annual Step-Up Death Benefit; and
  . you select the Guaranteed Minimum Income Benefit.

                                                                                  1     3     5         10
                                                                                 YEAR YEARS YEARS      YEARS
-------------------------------------------------------------------------------------------
  Maximum....................................................................... $321 $1001 $ 1713     $ 3635
  Minimum....................................................................... $220 $ 692 $ 1197     $ 2613

-

   ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION


T hese tables and bar charts show fluctuations in the Accumulation Unit Values for two of the possible mixes offered within the Deferred Annuity for each investment division from year end to year end. The information in these tables and charts has been derived from the Separate Account's full financial statements or other reports (such as the annual report). The first table and charts show the Deferred Annuity mix that bears the total highest charge, and the second table and charts show the Deferred Annuity mix that bears the total lowest charge. The mix with the total highest charge has these features: e Bonus Class, the Annual Step-Up Death Benefit and Guaranteed Minimum Income Benefit. (In terms of the calculation for this mix, the Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, the charge is not reflected in the Accumulation Unit Value. However, purchasing this option with the others will result in the highest overall charge.) The mix with the total lowest charge has these features: e Class and no optional benefit. All other possible mixes for each investment division within the Deferred Annuity appear in the SAI, which is available upon request without charge by calling 1-800-638-7732.



----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
State Street Research Money Market Division (b)............... 2003    $23.79        $23.67            0

                                    [CHART]
              Year End Accumulation Unit Value

Salomon Brothers U.S. Government Division..................... 2003     16.00         16.10            0
                                                               2002     15.51         16.00            0

                                     [CHART]
              Year End Accumulation Unit Value

PIMCO Total Return Division................................... 2003     11.43         11.80            0
                                                               2002     10.96         11.43            0

                                    [CHART]
              Year End Accumulation Unit Value

State Street Research Bond Income Division.................... 2003     44.88         46.89            0
                                                               2002     43.17         44.88            0

                                    [CHART]
              Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Index Division.............. 2003     12.41         12.70            0
                                                               2002     10.96         11.43            0

                                     [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities Division........ 2003    $17.48        $19.49            0
                                                               2002     16.49         17.48            0

                                    [CHART]
              Year End Accumulation Unit Value

Lord Abbett Bond Debenture Division........................... 2003     13.88         16.37            0
                                                               2002     13.55         13.88            0

                                    [CHART]
              Year End Accumulation Unit Value

Calvert Social Balanced Division.............................. 2003     17.57         20.76            0
                                                               2002     17.89         17.57            0

                                    [CHART]
              Year End Accumulation Unit Value

MFS Total Return Division..................................... 2003     33.52         38.72            0
                                                               2002     33.72         33.52            0

                                    [CHART]
              Year End Accumulation Unit Value

American Funds Growth-Income Division......................... 2003     70.08         91.62            0
                                                               2002     74.60         70.08            0

                                    [CHART]
              Year End Accumulation Unit Value

Davis Venture Value Division.................................. 2003     22.23         28.76            0
                                                               2002     22.80         22.23            0

                                    [CHART]
              Year End Accumulation Unit Value
FI Value Leaders Division..................................... 2003     19.17         24.07            0
                                                               2002     20.15         19.17            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

Harris Oakmark Large Cap Value Division....................... 2003    $ 9.81       $ 12.16            0
                                                               2002     10.13          9.81            0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Large Cap Value Division................ 2003      7.92         10.63            0
                                                               2002      8.61          7.92            0

                                     [CHART]
              Year End Accumulation Unit Value

MetLife Stock Index Division.................................. 2003     28.01         35.45            0
                                                               2002     29.30         28.01            0

                                    [CHART]
              Year End Accumulation Unit Value

State Street Research Investment Trust Division............... 2003     50.32         64.70            0
                                                               2002     53.00         50.32            0

                                     [CHART]
              Year End Accumulation Unit Value

American Funds Growth Division................................ 2003     87.17        117.73            0
                                                               2002     90.18         87.17            0

                                    [CHART]
              Year End Accumulation Unit Value

Oppenheimer Capital Appreciation Division..................... 2003      6.32          8.05            0
                                                               2002      6.57          6.32            0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Large Cap Growth........................ 2003     18.31         24.52            0
                                                               2002     20.93         18.31            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth Division....................... 2003    $ 8.80        $11.39            0
                                                               2002      9.01          8.80            0

                                     [CHART]
              Year End Accumulation Unit Value

Harris Oakmark Focused Value Division......................... 2003     23.96         31.38            0
                                                               2002     23.25         23.96            0

                                    [CHART]
              Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division.............. 2003     13.52         18.23            0
                                                               2002     14.15         13.52            0

                                    [CHART]
              Year End Accumulation Unit Value

FI Mid Cap Opportunities Division (c)......................... 2003      8.12         11.42            0
                                                               2002      8.28          8.12            0

                                    [CHART]
              Year End Accumulation Unit Value

Met/AIM Mid Cap Core Equity Division.......................... 2003      9.70         12.12            0
                                                               2002     10.01          9.70            0

                                     [CHART]
              Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.......................... 2003      8.69         11.58            0
                                                               2002      9.01          8.69            0

                                    [CHART]
              Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division......................... 2003      4.57          6.19            0
                                                               2002      4.85          4.57            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
State Street Research Aurora Division......................... 2003    $10.91        $16.17            0
                                                               2002     12.83         10.91            0

                                    [CHART]
              Year End Accumulation Unit Value

Third Avenue Small Cap Value Division......................... 2003      8.25         11.55            0
                                                               2002      9.03          8.25            0

                                    [CHART]
              Year End Accumulation Unit Value

Loomis Sayles Small Cap Division.............................. 2003     17.73         23.95            0
                                                               2002     19.40         17.73            0

                                     [CHART]
              Year End Accumulation Unit Value

Russell 2000(R) Index Division................................ 2003      9.40         13.56            0
                                                               2002     10.13          9.40            0

                                    [CHART]
              Year End Accumulation Unit Value

Franklin Templeton Small Cap Growth Division.................. 2003      6.27          8.98            0
                                                               2002      6.76          6.27            0

                                     [CHART]
              Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division............................. 2003      8.50         11.69            0
                                                               2002      8.93          8.50            0

                                    [CHART]
              Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division....................... 2003      8.85         12.35            0
                                                               2002      9.03          8.85            0

                                     [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE I AND BAR CHART I (HIGHEST POSSIBLE MIX)                 YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International Division......................... 2003    $ 8.86        $11.85            0
                                                               2002      9.91          8.86            0

                                    [CHART]
              Year End Accumulation Unit Value

MFS Research International Division........................... 2003      7.33          9.59            0
                                                               2002      7.83          7.33            0

                                    [CHART]
              Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division......................... 2003      7.09          9.63            0
                                                               2002      7.97          7.09            0

                                    [CHART]
              Year End Accumulation Unit Value

PIMCO PEA Innovation Division................................. 2003      2.98          4.65            0
                                                               2002      3.69          2.98            0

                                     [CHART]
              Year End Accumulation Unit Value

American Funds Global Small Capitalization Division........... 2003     10.86         16.47            0
                                                               2002     12.21         10.86            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

Salomon Brothers U.S. Government Division..................... 2003    $16.74        $16.93         200.37
                                                               2002     16.18         16.74              0

                                    [CHART]
              Year End Accumulation Unit Value

PIMCO Total Return Division................................... 2003     11.55         11.99         269.02
                                                               2002     11.05         11.55              0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Bond Income Division.................... 2003     49.92         52.45              0
                                                               2002     47.90         49.92              0

                                    [CHART]
              Year End Accumulation Unit Value

Lehman Brothers(R) Aggregate Bond Index Division.............. 2003     12.70         13.07         260.71
                                                               2002     12.11         12.70              0

                                    [CHART]
              Year End Accumulation Unit Value

Salomon Brothers Strategic Bond Opportunities Division........ 2003     18.29         20.50              0
                                                               2002     17.21         18.29              0

                                    [CHART]
              Year End Accumulation Unit Value

Lord Abbett Bond Debenture Division........................... 2003     14.40         17.07              0
                                                               2002     14.02         14.40              0

                                    [CHART]
              Year End Accumulation Unit Value

Calvert Social Balanced Division.............................. 2003     18.58         22.07         125.15
                                                               2002     18.87         18.58              0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

MFS Total Return Division..................................... 2003    $36.54       $ 42.44              0
                                                               2002     36.66         36.54              0

                                     [CHART]
              Year End Accumulation Unit Value

American Funds Growth-Income Division......................... 2003     77.76        102.21              0
                                                               2002     82.55         77.76              0

                                     [CHART]
              Year End Accumulation Unit Value

Davis Venture Value Division.................................. 2003     23.25         30.25              0
                                                               2002     23.79         23.25              0

                                     [CHART]
              Year End Accumulation Unit Value

FI Value Leaders Division..................................... 2003     20.22         25.53              0
                                                               2002     21.19         20.22              0

                                    [CHART]
              Year End Accumulation Unit Value

Harris Oakmark Large Cap Value Division....................... 2003     10.03         12.51              0
                                                               2002     10.34         10.03              0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Large Cap Value Division................ 2003      7.95         10.72              0
                                                               2002      8.62          7.95              0

                                     [CHART]
              Year End Accumulation Unit Value

MetLife Stock Index Division.................................. 2003     30.03         38.22          74.90
                                                               2002     31.34         30.03              0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

State Street Research Investment Trust Division............... 2003    $56.03       $ 72.43            0
                                                               2002     58.86         56.03            0

                                    [CHART]
              Year End Accumulation Unit Value

American Funds Growth Division................................ 2003     96.73        131.35            0
                                                               2002     99.81         96.73            0

                                    [CHART]
              Year End Accumulation Unit Value

Oppenheimer Capital Appreciation Division..................... 2003      6.39          8.17            0
                                                               2002      6.62          6.39            0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Large Cap Growth Division............... 2003     19.16         25.79            0
                                                               2002     21.83         19.16            0

                                     [CHART]
              Year End Accumulation Unit Value

T. Rowe Price Large Cap Growth Division....................... 2003      9.00         11.72            0
                                                               2002      9.19          9.00            0

                                    [CHART]
              Year End Accumulation Unit Value

Harris Oakmark Focused Value Division......................... 2003     25.27         33.28            0
                                                               2002     24.46         25.27            0

                                     [CHART]
              Year End Accumulation Unit Value

Neuberger Berman Partners Mid Cap Value Division.............. 2003     13.83         18.75            0
                                                               2002     14.43         13.83            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

FI Mid Cap Opportunities Division (c)......................... 2003    $ 8.15        $11.53            0
                                                               2002      8.29          8.15            0

                                    [CHART]
              Year End Accumulation Unit Value

Met/AIM Mid Cap Core Equity Division.......................... 2003      9.77         12.77            0
                                                               2002     10.05          9.77            0

                                    [CHART]
              Year End Accumulation Unit Value

MetLife Mid Cap Stock Index Division.......................... 2003      8.81         11.80            0
                                                               2002      9.11          8.81            0

                                    [CHART]
              Year End Accumulation Unit Value

T. Rowe Price Mid-Cap Growth Division......................... 2003      4.62          6.29            0
                                                               2002      4.89          4.62            0

                                     [CHART]
              Year End Accumulation Unit Value

State Street Research Aurora Division......................... 2003     11.06         16.49            0
                                                               2002     12.98         11.06            0

                                    [CHART]
              Year End Accumulation Unit Value

Third Avenue Small Cap Value Division......................... 2003      8.28         11.65            0
                                                               2002      9.04          8.28            0

                                     [CHART]
              Year End Accumulation Unit Value

Loomis Sayles Small Cap Division.............................. 2003     18.60         25.26            0
                                                               2002     20.29         18.60            0

                                    [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

Russell 2000(R) Index Division................................ 2003    $ 9.62        $13.95         198.35
                                                               2002     10.34          9.62              0

                                    [CHART]
              Year End Accumulation Unit Value

Franklin Templeton Small Cap Growth Division.................. 2003      6.33          9.12              0
                                                               2002      6.80          6.33              0

                                    [CHART]
              Year End Accumulation Unit Value

Met/AIM Small Cap Growth Division............................. 2003      8.56         11.84              0
                                                               2002      8.97          8.56              0

                                     [CHART]
              Year End Accumulation Unit Value

T. Rowe Price Small Cap Growth Division....................... 2003      9.14         12.83              0
                                                               2002      9.30          9.14              0

                                    [CHART]
              Year End Accumulation Unit Value

Harris Oakmark International Division......................... 2003      8.92         11.99              0
                                                               2002      9.96          8.92              0

                                    [CHART]
              Year End Accumulation Unit Value

MFS Research International Division........................... 2003      7.41          9.74              0
                                                               2002      7.89          7.41              0

                                     [CHART]
              Year End Accumulation Unit Value

Morgan Stanley EAFE(R) Index Division......................... 2003      7.25          9.91         284.35
                                                               2002      8.13          7.25              0

                                     [CHART]
              Year End Accumulation Unit Value

----------------------------------------------------------------------------------------------------------------

                                                                    BEGINNING OF
                                                                        YEAR      END OF YEAR      NUMBER OF
METLIFE FINANCIAL FREEDOM SELECT DEFERRED ANNUITIES                 ACCUMULATION  ACCUMULATION   ACCUMULATION
TABLE II AND BAR CHART II (LOWEST POSSIBLE MIX)                YEAR UNIT VALUE(A)  UNIT VALUE  UNITS END OF YEAR
----------------------------------------------------------------------------------------------------------------

PIMCO PEA Innovation Division................................. 2003    $ 3.01        $ 4.72            0
                                                               2002      3.72          3.01            0

                                    [CHART]
              Year End Accumulation Unit Value

American Funds Global Small Capitalization Division........... 2003     11.14         16.99            0
                                                               2002     12.49         11.14            0

                                     [CHART]
              Year End Accumulation Unit Value



(a)The inception date for the Deferred Annuities was July 12, 2002.


(b)Inception Date: May 1, 2003.


(c)The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004, and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30,2004 ceased to exist. The accumulation unit values and number of accumulation units at the end of the year presented here reflect the history of the division which no longer exists.

METLIFE


M etropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was
formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to a broad spectrum of individual and institutional customers. The MetLife companies serve approximately 13 million households in the United States and provide benefits to approximately 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.


METROPOLITAN LIFE

SEPARATE ACCOUNT E

W e established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the MetLife Financial Freedom Select Variable Annuity
Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

                                   [GRAPHIC]

VARIABLE ANNUITIES

T his Prospectus describes a type of variable annuity, a Deferred Annuity. These annuities are "variable" because the value of your account or income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity and your income payments under a variable pay-out option of your Deferred Annuity may go up or down. Since the investment performance is not guaranteed, your money is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." With the Fixed Interest Account, your money earns a rate of interest that we guarantee. The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. The variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

THE DEFERRED ANNUITY
   [SIDEBAR: A deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase.]

                                   [GRAPHIC]

Y ou accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All TSA plans (ERISA and non-ERISA), IRAs, 457(b) plans and 403(a) arrangements receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding TSA ERISA or non-ERISA plans, IRAs, 457(b) plans and 403(a) arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity, such as the availability of a guaranteed income for life, the death benefits or the other optional benefits available under this Deferred Annuity.


The pay-out phase begins when you either take all of your money out of the account or elect to have us pay you "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer the insurance benefit of income payment options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is offered in this Prospectus in two variations, which we call "classes." Your employer, association or other group contractholder may limit the availability of certain classes. If available, only the e Class is available to the 457(b) Deferred Annuity issued to state and local governments in New York State. We also offer other classes of the Deferred Annuity. Each has its own Separate Account charge and applicable withdrawal charge (except e Class which has no withdrawal charge). The Deferred Annuity also offers you the opportunity to choose optional benefits, each for a charge in addition to the Separate Account charge with the Standard Death Benefit for that class. If you purchase the optional death benefit you receive the optional benefit in place of the Standard Death Benefit. Some features are not available with the Deferred Annuity with the optional Guaranteed Minimum Income Benefit issued in New York State (when available), regardless of the class of Deferred Annuity purchased. In deciding what class of the Deferred Annuity to purchase, you should consider the amount of Separate Account and withdrawal charges you are willing to bear relative to your needs. In deciding whether to purchase the optional benefits, you should consider the desirability of the benefit relative to its additional cost and to your needs. Unless you tell us otherwise, we will assume that you are purchasing the e Class Deferred Annuity with the Standard Death Benefit and no optional benefits. These optional benefits are:


[_]an Annual Step-Up Death Benefit; and

[_]Guaranteed Minimum Income Benefit.

Each of these optional benefits is described in more detail later in this Prospectus. Optional benefits may not be available in all states.

We make available other classes of the Deferred Annuity based upon the characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The availability of other classes to contractholders will be made in a reasonable manner and will not be unfairly discriminatory to the interests of any contractholder.

CLASSES OF THE DEFERRED ANNUITY

E CLASS

The e Class has a 0.50% annual Separate Account charge (0.75% in the case of each American Funds investment division) and no withdrawal charge. If you choose the optional death benefit, the Separate Account charge would be 0.60%, or in the case of each American Funds investment division, 0.85%.

THE E BONUS CLASS


You may purchase a contract in the e Bonus Class before your 81st birthday. The e Bonus Class is not available to the 457(b) Deferred Annuity issued to state and local governments in New York State. Under the e Bonus Class Deferred Annuity, we currently credit 3% to each of your purchase payments made during the first Contract Year, except for those purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities and

[GRAPHIC]
mutual funds that are products of MetLife or its affiliates. (For Deferred Annuities issued in Connecticut and certain other states, the credit also applies to purchase payments which consist of money from eligible rollover distributions or direct transfers from annuities or mutual funds that are products of MetLife or its affiliates.) You may only receive the 3% credit if you are less than 66 years old at date of issue. The Bonus will be applied on a pro-rata basis to the Fixed Interest Account, if available, and the investment divisions of the Separate Account based upon your allocation for your purchase payments at the time the purchase payment is credited. The e Bonus Class may not be available in all states. The e Bonus Class has a 0.95% annual Separate Account charge (1.20% in the case of each American Funds investment division) and a seven year withdrawal charge on the amount withdrawn. The Separate Account charge with the Standard Death Benefit declines 0.45% to 0.50% (0.75% in the case of each American Funds investment division) after you have held the contract for seven years. If you choose the optional death benefit, the Separate Account charge would be 1.05% or, in the case of each American Funds investment division, 1.30%. The Separate Account charge with the Annual Step-Up Death Benefit declines 0.45% to 0.60% (0.85% in the case of each American Funds investment division) after you have held the contract for seven years.

Investment returns for the e Bonus Class Deferred Annuity may be lower than those for the e Class Deferred Annuity if Separate Account investment performance is not sufficiently high to offset increased Separate Account charges for the e Bonus Class Deferred Annuity. (If the Fixed Interest Account is available, Fixed Interest Account rates for the e Bonus Class may be lower than those declared for the other classes.) Therefore, the choice between the e Bonus Class and the e Class Deferred Annuity is a judgment as to whether a higher Separate Account charge with a 3% credit is more advantageous than a lower Separate Account charge without the 3% credit.

There is no guarantee that the e Bonus Class Deferred Annuity will have higher returns than the e Class Deferred Annuity, the other classes of the Deferred Annuity, similar contracts without a bonus or any other investment. The Bonus will be credited only to purchase payments made during the first Contract Year, while the additional Separate Account charge of 0.45% for the Bonus will be assessed on all amounts in the Separate Account for the first seven years.

The following table demonstrates contract values based upon hypothetical investment returns for a Deferred Annuity with the 3% credit (with and without the impact of a withdrawal charge) compared to a contract without the Bonus. Both Deferred Annuities are assumed to have no optional benefits. The figures are based on:

a)  a $50,000 initial purchase payment with no other purchase payments;

b) deduction of the Separate Account charge at a rate of 0.95% (0.50% in years 8-10) (e Bonus Class Deferred Annuity) and 0.50% (e Class Deferred Annuity);

c) deduction of a withdrawal charge at a rate of 3% in years 1-7 with 10% of the Account Balance free of such charge in years 2 through 7 (none in years 8-10) (e Bonus Class Deferred Annuity) and none (e Class Deferred Annuity); and

d) an assumed investment return for the investment choices before Separate Account charges of 7.30% for each of 10 years.


                                        e Bonus Class (0.95% Separate Account
                                         charge and 3% withdrawal charge for   e Class (0.50% Separate
                    e Bonus Class       first 7 years with 10% of the Account    Account charge and
               (0.95% Separate Account  Balance free of such charge in years 2  no withdrawal charge
Contract Year charge for first 7 years)               through 7)                     all years)
------------------------------------------------------------------------------------------------------
     1                 $54,770                         $53,127                         $53,400
------------------------------------------------------------------------------------------------------
     2                 $58,248                         $56,675                         $57,031
------------------------------------------------------------------------------------------------------
     3                 $61,947                         $60,274                         $60,909
------------------------------------------------------------------------------------------------------
     4                 $65,881                         $64,102                         $65,051
------------------------------------------------------------------------------------------------------
     5                 $70,064                         $68,172                         $69,475
------------------------------------------------------------------------------------------------------
     6                 $74,513                         $72,501                         $74,199
------------------------------------------------------------------------------------------------------
     7                 $79,245                         $77,105                         $79,244
------------------------------------------------------------------------------------------------------
     8                 $84,633                         $84,633                         $84,633
------------------------------------------------------------------------------------------------------
     9                 $90,388                         $90,388                         $90,388
------------------------------------------------------------------------------------------------------
     10                $96,535                         $96,535                         $96,534

Generally, assuming no amounts are withdrawn, the higher the rate of return, the more advantageous the e Bonus Class is. The table above assumes no additional purchase payments are made after the first Contract Anniversary. Assuming no amounts are withdrawn, if additional purchase payments were made to the Deferred Annuity, the rate of return would have to be higher in order to "break-even" by the end of the seventh year.

The decision to elect the e Bonus Class is irrevocable. We may make a profit from the additional Separate Account charge and the withdrawal charge.

The guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity. Current rates for the e Bonus Class may be lower than those for the e Class of the Deferred Annuity.


For the TSA Deferred Annuity, any 3% credit does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of the "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). We then will refund either your purchase payments or Account Balance, depending upon your state law. In the case of a refund of Account Balance, the refunded amount will include any investment performance on amounts attributable to the 3% credit. If there have been any losses from the investment performance on the amounts attributable to the 3% credit, we will bear that loss.

YOUR INVESTMENT CHOICES
The investment divisions generally offer the opportunity for greater returns over the long term than our guaranteed Fixed Interest Account.
The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. Except for the Calvert Fund, all classes of shares available to the Deferred Annuities have a 12b-1 Plan fee.
The degree of investment risk you assume will depend on the investment divisions you choose. We have listed your choices in the approximate order of risk from the most conservative to the most aggressive, with all those within the same investment style listed in alphabetical order.

       While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.



[GRAPHIC]


STATE STREET RESEARCH MONEY MARKET PORTFOLIO         SEEKS A HIGH LEVEL OF CURRENT INCOME CONSISTENT
SALOMON BROTHERS U.S. GOVERNMENT PORTFOLIO           WITH PRESERVATION OF CAPITAL
PIMCO TOTAL RETURN PORTFOLIO                         SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH
                                                     PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY
STATE STREET RESEARCH BOND INCOME PORTFOLIO          SEEKS MAXIMUM TOTAL RETURN, CONSISTENT WITH THE
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO    PRESERVATION OF CAPITAL AND PRUDENT INVESTMENT
SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES        MANAGEMENT
 PORTFOLIO                                           SEEKS COMPETITIVE TOTAL RETURN PRIMARILY FROM
LORD ABBETT BOND DEBENTURE PORTFOLIO                 INVESTING IN FIXED-INCOME SECURITIES
CALVERT SOCIAL BALANCED PORTFOLIO                    SEEKS TO EQUAL THE PERFORMANCE OF THE LEHMAN
MFS TOTAL RETURN PORTFOLIO                           BROTHERS(R) AGGREGATE BOND INDEX
NEUBERGER BERMAN REAL ESTATE PORTFOLIO               SEEKS TO MAXIMIZE TOTAL RETURN CONSISTENT WITH
                                                     PRESERVATION OF CAPITAL
AMERICAN FUNDS GROWTH-INCOME PORTFOLIO               SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY FOR
DAVIS VENTURE VALUE PORTFOLIO                        CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL RETURN
FI VALUE LEADERS PORTFOLIO                           SEEKS TO ACHIEVE A COMPETITIVE TOTAL RETURN
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO             SEEKS A FAVORABLE TOTAL RETURN THROUGH INVESTMENT
STATE STREET RESEARCH LARGE CAP VALUE PORTFOLIO      IN A DIVERSIFIED PORTFOLIO
METLIFE STOCK INDEX PORTFOLIO                        SEEKS TO PROVIDE TOTAL RETURN THROUGH INVESTMENT
                                                     IN REAL ESTATE SECURITIES, EMPHASIZING BOTH CAPITAL
STATE STREET RESEARCH INVESTMENT TRUST PORTFOLIO     APPRECIATION AND CURRENT INCOME
AMERICAN FUNDS GROWTH PORTFOLIO                      SEEKS BOTH CAPITAL APPRECIATION AND INCOME
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO           SEEKS GROWTH OF CAPITAL
STATE STREET RESEARCH LARGE CAP GROWTH PORTFOLIO     SEEKS LONG-TERM GROWTH OF CAPITAL
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO             SEEKS LONG-TERM CAPITAL APPRECIATION
HARRIS OAKMARK FOCUSED VALUE PORTFOLIO               SEEKS LONG-TERM GROWTH OF CAPITAL
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO    SEEKS TO EQUAL THE PERFORMANCE OF THE STANDARD &
FI MID CAP OPPORTUNITIES PORTFOLIO                   POOR'S(R) 500 COMPOSITE STOCK PRICE INDEX
MET/AIM MID CAP CORE EQUITY PORTFOLIO                SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME
METLIFE MID CAP STOCK INDEX PORTFOLIO                SEEKS CAPITAL APPRECIATION THROUGH STOCKS
                                                     SEEKS CAPITAL APPRECIATION
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO               SEEKS LONG-TERM GROWTH OF CAPITAL
STATE STREET RESEARCH AURORA PORTFOLIO               SEEKS LONG TERM GROWTH OF CAPITAL AND, SECONDARILY,
THIRD AVENUE SMALL CAP VALUE PORTFOLIO               DIVIDEND INCOME
LOOMIS SAYLES SMALL CAP PORTFOLIO                    SEEKS LONG-TERM CAPITAL APPRECIATION
RUSSELL 2000(R) INDEX PORTFOLIO                      SEEKS CAPITAL GROWTH
FRANKLIN TEMPLETON SMALL CAP GROWTH PORTFOLIO        SEEKS LONG-TERM GROWTH OF CAPITAL
MET/AIM SMALL CAP GROWTH PORTFOLIO                   SEEKS LONG-TERM GROWTH OF CAPITAL
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO             SEEKS TO EQUAL THE PERFORMANCE OF THE STANDARD &
HARRIS OAKMARK INTERNATIONAL PORTFOLIO               POOR'S(R) MID CAP 400 COMPOSITE STOCK PRICE INDEX
MFS RESEARCH INTERNATIONAL PORTFOLIO                 SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO               SEEKS HIGH TOTAL RETURN, CONSISTING PRINCIPALLY OF
PIMCO PEA INNOVATION PORTFOLIO                       CAPITAL APPRECIATION
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION
                                                     SEEKS LONG-TERM CAPITAL GROWTH FROM INVESTMENTS
                                                     IN COMMON STOCKS OR OTHER EQUITY SECURITIES
                                                     SEEKS TO EQUAL THE RETURN OF THE RUSSELL 2000(R)
                                                     INDEX
                                                     SEEKS LONG-TERM CAPITAL GROWTH
                                                     SEEKS LONG-TERM GROWTH OF CAPITAL
                                                     SEEKS LONG-TERM CAPITAL GROWTH
                                                     SEEKS LONG-TERM CAPITAL APPRECIATION
                                                     SEEKS CAPITAL APPRECIATION
                                                     SEEKS TO EQUAL THE PERFORMANCE OF THE MSCI EAFE(R)
                                                     INDEX
                                                     SEEKS CAPITAL APPRECIATION; NO CONSIDERATION IS
                                                     GIVEN TO INCOME
                                                     SEEKS CAPITAL APPRECIATION THROUGH STOCKS

Starting with the most conservative Portfolio, the investment choices are listed in the approximate risk relationship among the available Portfolios, with all those within the same investment style listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.


Some of the investment choices may not be available under the terms of your Deferred Annuity. Your contract or other correspondence we provide you will indicate the investment divisions that are available to you. The State Street Research Money Market Division is only available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. Your investment choices may be limited because:

[_] Your employer, association or other group contractholder limits the available investment divisions.

[_] We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of either the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and are reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund and American Funds Portfolios are made available by the Calvert Fund and the American Funds only through various insurance company annuities and life insurance policies.


The Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds are each "series" type funds registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolio of the Calvert Fund pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the operating expenses paid by each Portfolio, are described in the applicable prospectus and SAI for the Metropolitan Fund, the Calvert Fund, the Met Investors Fund and the American Funds.

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

DEFERRED ANNUITIES

[SIDEBAR: These Deferred Annuities may be either issued to you as an individual or to a group. You are then a participant under the group's Deferred Annuity.]

    This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  [_] TSA (Tax Sheltered Annuities)


  [_] TSA ERISA (Tax Sheltered Annuities subject to ERISA)


  [_] SEPs (Simplified Employee Pensions)

  [_] SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual
      Retirement Annuities)


   [_]457(b)s (Section 457(b) Eligible Deferred Compensation Arrangements)



   [_]403(a) Arrangements


[GRAPHIC]
A form of the deferred annuity may be issued to a bank that does nothing but hold them as a contractholder.


The TSA ERISA, 457(b) and 403(a) Deferred Annuities will be available on or about the summer of 2004.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


  If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investments strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

[SIDEBAR: We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals.]
                                   [GRAPHIC]
                                   [GRAPHIC]
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   There are four automated investment strategies available to you. The Equity Generator /SM/ and the Allocator/SM/ are not available with a Deferred
Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. These are available to you without any additional charges. As with any investment program, none of them can guarantee a gain--you can lose money. We may modify or terminate any of the strategies at any time. You may have only one strategy in effect at a time. You may not have a strategy in effect while you also have an outstanding loan. Your employer, association or other group contractholder may limit the availability of any investment strategy.


The Equity Generator/SM/: An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to any one investment division based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

The Rebalancer/SM/: You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account, if available. Each quarter we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

The Index Selector/SM/: You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Interest Account. Each quarter the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the selected model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

The Index Selector models which utilize the Fixed Interest Account may not be available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit. If they are available, the State Street Research Money Market investment division will be used in lieu of the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy. This strategy may experience more volatility than our other strategies. The models are subject to change from time to time. We provide the elements to formulate the models. We may rely on a third party for its expertise in creating appropriate allocations.

The Allocator/SM/: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Allocator and the Equity Generator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

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[SIDEBAR: You may make purchase payments to your Deferred Annuity whenever you choose, up to age 90. However, Federal tax rules may limit the amount and frequency of your purchase payments.]

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PURCHASE PAYMENTS

T here is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through payroll deduction.


We will not issue the Deferred Annuity to you if you are age 80 or older or younger than age 18 for the TSA Deferred Annuity described in the Prospectus. For SEPs and SIMPLE IRAs Deferred Annuities, the minimum issue age is 21. You will not receive the 3% credit associated with the e Bonus Class unless you are less than 66 years old at date of issue. We will not accept your purchase payments if you are age 90 or older.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account, if available, and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

[_]Federal tax laws or regulatory requirements;

[_]Our right to limit the total of your purchase payments to $1,000,000;

[_]Our right to restrict purchase payments to the Fixed Interest Account (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for a Fixed Interest Account allocation (e.g., $1,000,000);

[_]Participation in the Systematic Withdrawal Program (as described later); and

[_]Leaving your job.

THE VALUE OF YOUR INVESTMENT

   Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division (as well as when we apply the Annual Contract Fee and the Guaranteed Minimum Income Benefit charge, if chosen as an optional benefit), accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

[_]First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

[_]Next, we subtract the daily equivalent of the Separate Account charge (for the class of the Deferred Annuity you have chosen, including any optional benefits) for each day since the last Accumulation Unit Value was calculated; and

[_]Finally, we multiply the previous Accumulation Unit Value by this result.

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   Examples
   Calculating the Number of Accumulation Units

   Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

                    $500 = 50 accumulation units
                    ---
                    $10

   Calculating the Accumulation Unit Value

   Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

   However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFER PRIVILEGE

[SIDEBAR: You may transfer money within your contract. You will not incur current taxes on your earnings or any withdrawal charges as a result of transferring your money.]
Y ou may make tax-free transfers among investment divisions or between the investment divisions and the Fixed Interest Account, if available. For us to process a transfer, you must tell us:

[_]The percentage or dollar amount of the transfer;

[_]The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

[_]The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

[_]Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

We reserve the right to restrict transfers to the Fixed Interest Account (which is not available with a Deferred Annuity issued in New York State with the optional Guaranteed Minimum Income Benefit) if (1) the interest rate we credit in the Fixed Interest Account is equal to the guaranteed minimum rate as stated in your Deferred Annuity; or (2) your Fixed Interest Account Balance is equal to or exceeds our maximum for Fixed Interest Account allocations (e.g., $1,000,000).




We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other Contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by Contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our Administrative Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Our policies and procedures may result in restrictions being applied to Contract owners or participants/annuitants. These restrictions may include:



  . requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



  . limiting the number of transfers/reallocations you may make each Contract Year;



  . limiting the dollar amount that may be transferred/reallocated at any one time;



  .  charging a transfer/reallocation or collecting a Fund redemption fee;



  . denying a transfer/reallocation request from an authorized third party acting on behalf of multiple Contract owners or participants/annuitants; and



  . imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other Contract owners or participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a Contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.




Your transfer request must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

We may require you to use our original forms and maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account).

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 [SIDEBAR: Income taxes, tax penalties and withdrawal charges may apply to any withdrawal you make.]

ACCESS TO YOUR MONEY

Y ou may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 or the Account Balance, if less. If any withdrawal would decrease your Account Balance below $2,000, we may consider this a request for a full withdrawal. To process your request, we need the following information:

[_]The percentage or dollar amount of the withdrawal; and

[_]The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

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[SIDEBAR: We will withdraw your Systematic Withdrawal Program payments from the Fixed Interest Account, if available, or investment divisions you select, either pro-rata or in the proportions you request. Tax law generally prohibits withdrawals from TSA and TSA ERISA Deferred Annuities before you reach age 591/2.]


[SIDEBAR: If you elect to receive payments through this program, you must either be over 591/2 years old or have left your job. You are not eligible for systematic withdrawals if you have an outstanding loan.]

SYSTEMATIC WITHDRAWAL PROGRAM


If we agree and if approved in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This program is not available under the 457(b) Deferred Annuity issued to tax-exempt organizations. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. The Systematic Withdrawal Program is not available to the e Bonus Class of the Deferred Annuities until the second Contract Year. The Systematic Withdrawal Program is not available in conjunction with any automated investment strategy.


If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year we recalculate the amount you will receive based on your new Account Balance.

Calculating Your Payment Based on a Percentage Election for the First Contract Year You Elect the Systematic Withdrawal Program: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

Calculating Your Payment for Subsequent Contract Years of the Systematic Withdrawal Program: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your

Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

[SIDEBAR: If you would like to receive your Systematic Withdrawal Program payment by the first of the month, you should request that the payment date be the 20th day of the prior month.]

Selecting a Payment date: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Administrative Office.

[SIDEBAR: Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option.]

Systematic Withdrawal Program payments may be subject to a withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments. You may not have a Systematic Withdrawal Program in effect if we pay your minimum required distribution in installments.

[SIDEBAR: The Separate Account charges you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges each time we calculate the Accumulation Unit Value.]
CHARGES

T here are two types of charges you pay while you have money in an investment division:

[_]Separate Account charge, and

[_]Investment-related charge.

SEPARATE ACCOUNT CHARGE

Each class of the Deferred Annuity has a different Separate Account charge. You pay an annual Separate Account charge that, during the pay-in phase, for the Standard Death Benefit will not exceed 0.50% for the e Class and 0.95% for the e Bonus Class of the average value of the amounts in the investment divisions, or, in the case of each American Funds investment division, 0.75% for the e Class and 1.20% for the e Bonus Class.

This charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your pay-in phase is larger than your Account Balance. This charge also includes the risk that our expenses in administering the Deferred Annuity may be greater than we estimated. The Separate Account charge also pays us for distribution costs to both our licensed salespersons and other broker-dealers.

The chart below summarizes the maximum Separate Account charge for each class of the Deferred Annuity with each death benefit prior to entering the pay-out phase of the contract.

                           SEPARATE ACCOUNT CHARGES*

                                                           e Bonus
                                                   e Class  Class
                                                   ------- -------
             Standard Death Benefit                 0.50%   0.95%
             -----------------------------------------------------
             Optional Annual Step-Up Death Benefit  0.60%   1.05%
             -----------------------------------------------------

* We currently charge an additional Separate Account charge of 0.25% of average daily net assets in the American Funds Growth-Income, American Funds Growth and American Funds Global Small Capitalization investment divisions.

    We reserve the right to impose an additional Separate Account charge on investment divisions that we add to the contract in the future. The additional amount will not exceed the annual rate of 0.25% of average daily net assets in any such investment divisions.


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. The percentage you pay for the investment-related charge depends on which investment divisions you select. Each class of shares available to the Deferred Annuities, except for the Calvert Fund, has a 12b-1 Plan fee, which pays for distribution expenses. The class of shares available in the Metropolitan Fund and the Met Investors Fund is Class B, which has a 0.25% 12b-1 Plan fee. Class 2 shares of the available American Funds have a 0.25% 12b-1 Plan fee. The Calvert Fund shares which are available have no 12b-1 Plan fee. Amounts for each investment division for the previous year are listed in the Table of Expenses.

ANNUAL CONTRACT FEE

T here is a $30 Annual Contract Fee which is deducted on a pro-rata basis from the investment divisions on the last business day prior to the Contract Anniversary. This fee is waived if your Account Balance is at least $50,000 on the day the fee is to be deducted. This fee will also be waived if you are on medical leave approved by your employer or called to active armed service duty at the time the fee is to be deducted and your employer has informed us of your status. The fee will be deducted at the time of a total withdrawal of your Account Balance on a pro-rata basis (determined based upon the number of complete months that have elapsed since the prior Contract Anniversary). This fee pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

We reserve the right to waive the Annual Contract Fee for specific groups based upon the nature of the group, size, aggregate amount of anticipated purchase payments or anticipated persistency. The waiver will be implemented in a reasonable manner and will not be unfairly discriminatory to the interests of any contractholder.

OPTIONAL GUARANTEED MINIMUM INCOME BENEFIT

The optional Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base (as defined later in this Prospectus), deducted at the end of each Contract Year by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account).

PREMIUM AND OTHER TAXES

S ome jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


Premium taxes, if applicable, currently range from 0.5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in the Appendix shows the jurisdictions where premium taxes are charged and the amount of these taxes.


We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

[SIDEBAR: You will not pay a withdrawal charge if you have had an Account Balance for at least 7 years for the e Bonus Class contract. There is no withdrawal charge for the e Class contract.]

WITHDRAWAL CHARGES

A withdrawal charge may apply if you make a withdrawal from your e Bonus Class Deferred Annuity. There are no withdrawal charges for the e Class Deferred
Annuity. The withdrawal charge will be determined separately for each investment division from which a withdrawal is made. The withdrawal charge is assessed against the amount withdrawn.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest.

For partial withdrawals, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as a withdrawal charge and pay you the rest. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the withdrawal charge, or if the withdrawal leaves an Account Balance that is less than the minimum required.

The withdrawal charge on the amount withdrawn for each class is as follows:


                                                         E BONUS
               IF WITHDRAWN DURING CONTRACT YEAR E CLASS  CLASS
               --------------------------------- ------- -------
                          1.....................  None      3%
                          2.....................            3%
                          3.....................            3%
                          4.....................            3%
                          5.....................            3%
                          6.....................            3%
                          7.....................            3%
                          Thereafter............            0%

The withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the Separate Account charge to pay for our costs to sell the Deferred Annuities which exceed the amount of withdrawal charges we collect.

WHEN NO WITHDRAWAL CHARGE APPLIES TO THE E BONUS CLASS

[SIDEBAR: Withdrawal charges never apply to transfers among investment divisions or transfers to or from the Fixed Interest Account.]
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In some cases, we will not charge you the withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the conditions listed below.

You do not pay a withdrawal charge:

[_]On transfers you make within your Deferred Annuity.

[_]On the amount surrendered after seven Contract Years.

[_]If you choose payments over one or more lifetimes.

[_]If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

[_]After the first Contract Year, if you withdraw up to 10% of your total
   Account Balance, per Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. These withdrawals are made on a non-cumulative basis.

[_]If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Deferred Annuity. For purposes of this exception, we assume that the Deferred Annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other account balances. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

[_]TSA, SEP and SIMPLE Deferred Annuities, after the first Contract Year, if approved in your state, and your contract provides for this, to withdrawals to which a withdrawal charge would otherwise apply, if you as owner or participant under a contract:


   . have been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6 month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days of exiting the nursing home facility or hospital; or

   . are diagnosed with a terminal illness and not expected to live more than 12 months.

[_]After the first Contract Year, if approved in your state, and your contract provides for this, if you are disabled as defined in the Federal Social Security Act before attaining age 65 and if you have been the participant continuously since the issue of the contract.


[_]If you have transferred money which is not subject to a withdrawal charge from certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual withdrawal charge schedule.


[_]If you make a direct transfer to other investment vehicles we have pre-approved.




[_]If your plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.




FREE LOOK


   You may cancel your TSA Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing. The number of days for this "free look" varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your Administrative Office in good order.



For the TSA Deferred Annuity, any 3% credit from purchase payments does not become yours until after the "free look" period; we retrieve it if you exercise the "free look". Your exercise of any "free look" is the only circumstance under which the 3% credit will be retrieved (commonly called "recapture"). If your state requires us to refund your Account Balance, the refunded amount will include any investment performance attributable to the 3% credit. If there are any losses from investment performance attributable to the 3% credit, we will bear that loss.


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DEATH BENEFIT--GENERALLY

    One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected against market downturns. You name your beneficiary(ies).

If you intend to purchase the Deferred Annuity for use with a SEP or SIMPLE IRA, please refer to the discussion concerning IRAs in the Tax Section of this Prospectus.

We only pay the death benefit when we receive both proof of death and instructions for payment in good order.

Your beneficiary has the option to apply the death benefit less any applicable premium taxes to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum payment.

Where there are multiple beneficiaries, we will only value the death benefit as of the time the first beneficiary submits the necessary documentation in good order.

Any death benefit amounts attributable to any beneficiary which remain in the investment divisions are subject to investment risk.

For the purposes of the following death benefit calculations, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is, the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges) divided by the Account Balance immediately before the withdrawal. Any outstanding loans are also deducted.

STANDARD DEATH BENEFIT

If you die during the pay-in phase and you have not chosen the optional death benefit, the death benefit the beneficiary receives will be equal to the greatest of:

1. Your Account Balance, less any outstanding loans or

2. Total purchase payments reduced proportionately by the percentage reduction in Account Balance attributable to each partial withdrawal, less any outstanding loans.

                                    EXAMPLE


----------------------------------------------------------------------------------
                                          Date                      Amount
                              ----------------------------  ----------------------
A   Initial Purchase                    10/1/2004                  $100,000
    Payment
----------------------------------------------------------------------------------
B   Account Balance                     10/1/2005                  $104,000
                              (First Contract Anniversary)
----------------------------------------------------------------------------------
C   Death Benefit                    As of 10/1/2005               $104,000
                                                            (= greater of A and B)
----------------------------------------------------------------------------------
D   Account Balance                     10/1/2006                  $90,000
                              (Second Contract Anniversary)
----------------------------------------------------------------------------------
E   Death Benefit                       10/1/2006                  $100,000
                                                            (= greater of A and D)
----------------------------------------------------------------------------------
F   Withdrawal                          10/2/2006                   $9,000
----------------------------------------------------------------------------------
G   Percentage Reduction in             10/2/2006                    10%
    Account Balance                                                (= F/D)
----------------------------------------------------------------------------------
H   Account Balance                     10/2/2006                  $81,000
    after Withdrawal                                               (= D-F)
----------------------------------------------------------------------------------
I   Purchase Payments reduced        As of 10/2/2006               $90,000
    for Withdrawal                                              [= A-(A X G)]
----------------------------------------------------------------------------------
J   Death Benefit                       10/2/2006                  $90,000
                                                            (= greater of H and I)
----------------------------------------------------------------------------------

Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


Account Balances on 10/1/06 and 10/2/06 are assumed to be equal prior to the withdrawal.


There are no loans.

OPTIONAL BENEFITS
                                   [GRAPHIC]


Please note that the decision to purchase optional benefits is made at the time of application and is irrevocable. The optional benefit is in effect until it terminates. Please note further that, in the case of the optional death benefit and Guaranteed Minimum Income Benefit, the annual increase amount and Highest Account Balance as of the applicable Contract Anniversary, is frozen at the Contract Anniversary immediately preceding your 81st birthday (unless you make additional purchase payments or subsequent partial withdrawals to determine the Highest Account Balance). You continue to bear the costs of these optional benefits after that date before you enter the income or pay-out period. With regard to the Guaranteed Minimum Income Benefit, you must be in the "pay-in" phase of the contract for at least 10 years prior to commencing income payments guaranteed by the benefit. Optional benefits are available subject to state approval. Your employer, association or other group contractholder may limit the availability of any optional benefit. (An account reduction loan will decrease the value of any optional benefits purchased with this Contract. See your employer for more information about the availability and features of account reduction loans.)


ANNUAL STEP-UP DEATH BENEFIT

Y ou may purchase at application a death benefit that provides that the death benefit amount is equal to the greater of:

1. The Account Balance, less any outstanding loans; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans;

   . On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal, less any outstanding loans.

The Annual Step-Up Death Benefit is available for a charge, in addition to the Standard Death Benefit charge, of 0.10% annually of the average daily value of the amount you have in the Separate Account.

                                   EXAMPLE:


                                           Date                      Amount
                               ----------------------------- ----------------------
A   Initial Purchase                     10/1/2004                  $100,000
    Payment
-----------------------------------------------------------------------------------
B   Account Balance                      10/1/2005                  $104,000
                               (First Contract Anniversary)
-----------------------------------------------------------------------------------
C   Death Benefit                     As of 10/1/2005               $104,000
    (Highest Account                                         (= greater of A and B)
    Balance)
-----------------------------------------------------------------------------------
D   Account Balance                      10/1/2006                  $90,000
                               (Second Contract Anniversary)
-----------------------------------------------------------------------------------
E   Death Benefit                        10/1/2006                  $104,000
    (Highest                                                 (= greater of C and D)
    Contract Year Anniversary)
-----------------------------------------------------------------------------------
F   Withdrawal                           10/2/2006                   $9,000
-----------------------------------------------------------------------------------
G   Percentage                           10/2/2006                    10%
    Reduction in
    Account Balance                                                 (= F/D)
-----------------------------------------------------------------------------------
H   Account Balance                      10/2/2006                  $81,000
    after Withdrawal                                                (= D-F)
-----------------------------------------------------------------------------------
I   Highest Account                   As of 10/2/2006               $93,600
    Balance reduced
    for Withdrawal                                              (= E - (E X G))
-----------------------------------------------------------------------------------
J   Death Benefit                        10/2/2006                  $93,600
                                                             (= greater of H and I)
-----------------------------------------------------------------------------------

Notes to Example:

Any withdrawal charge withdrawn from the Account Balance is included when determining the percentage of Account Balance withdrawn.


The Account Balances on 10/1/06 and 10/2/06 are assumed to be equal prior to the withdrawal.


The purchaser is age 60 at issue.

There are no loans.

GUARANTEED MINIMUM INCOME BENEFIT (MAY ALSO BE KNOWN AS THE "PREDICTOR" IN OUR SALES LITERATURE AND ADVERTISING)

You may purchase this benefit at application (up to but not including age 76) which guarantees a stated income payment in the pay-out phase of your Deferred Annuity (a payment "floor"). You retain the ability to choose to receive income payments based upon the Account Balance of your Deferred Annuity rather than the guaranteed amount purchased under this benefit. This benefit is intended to protect you against poor investment performance. The Guaranteed Minimum Income Benefit does not establish or guarantee an Account Balance or minimum return for any investment division.

You may only exercise this benefit no later than the Contract Anniversary immediately after your 85th birthday, after a 10 year waiting period and then only within a 30 day period following the Contract Anniversary. Partial annuitization is not permitted under this optional benefit and no change in the owner of the contract or the participant is permitted. Withdrawal charges are not waived if you exercise this option while withdrawal charges apply.

The only income types available with the purchase of this benefit are a Lifetime Income Annuity with a 10 Year Guarantee Period or a Lifetime Income Annuity for Two with a 10 Year Guarantee Period. If you decide to receive income payments under a Lifetime Income Annuity with a 10 year Guarantee Period after age 79, the 10 year guarantee is reduced as follows:

                            ------------------------
                            Age at Pay-Out Guarantee
                            ------------------------
                                 80         9 years
                            ------------------------
                                 81         8 years
                            ------------------------
                                 82         7 years
                            ------------------------
                                 83         6 years
                            ------------------------
                              84 and 85     5 years
                            ------------------------

You may not exercise this benefit if you have an outstanding loan balance. You may exercise this benefit if you repay your outstanding loan balance. If you desire to exercise this benefit and have an outstanding loan balance and repay the loan by making a partial withdrawal, your guaranteed minimum income base will be reduced to adjust for the repayment of the loan, according to the formula described below.

The guaranteed minimum income base is equal to the greatest of:

1. The annual increase amount which is the sum total of each purchase payment accumulated at a rate of 6% a year, through the Contract Anniversary date immediately preceding your 81st birthday, reduced by the sum total of each withdrawal adjustment accumulated at the rate of 6% a year from the date of the withdrawal. The withdrawal adjustment is the annual increase amount immediately prior to the withdrawal multiplied by the percentage reduction in Account Balance attributable to the withdrawal, if total withdrawals in a Contract Year are more than 6% of the annual increase amount at the previous Contract Anniversary. If total withdrawals in a Contract Year are less than 6% of the annual increase amount at the previous Contract Anniversary, the withdrawal adjustment is the dollar amount of total partial withdrawals treated as a single withdrawal at the end of the Contract Year; or

2. "Highest Account Balance" as of each Contract Anniversary, determined as follows:

   .  At issue, the highest Account Balance is your initial purchase payment;

   .  Increase the highest Account Balance by each subsequent purchase payment;

   . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal;

   .. On each Contract Anniversary before your 81st birthday, compare the (1) then-highest Account Balance to the (2) current Account Balance and set the highest Account Balance equal to the greater of the two.

   . After the Contract Anniversary immediately preceding your 81st birthday, adjust the highest Account Balance only to:

      . Increase the highest Account Balance by each subsequent purchase payment or

      . Reduce the highest Account Balance proportionately by the percentage reduction in Account Balance attributable to each subsequent partial withdrawal.


This base is then applied to the annuity rates guaranteed in the Guaranteed Minimum Income Benefit rider. The rates used are the Annuity 2000 Mortality Table with a 7-year age setback, with interest of 2.5% per year. As with other pay-out types, the amount you receive as an income payment depends also on your age and the income type you select. You may also choose to receive income payments by applying your Account Balance (less any premium taxes, applicable contract fees and outstanding loans) to our current annuity rates if that would produce greater income payments than those guaranteed under this benefit. You may not apply the income base to our then current annuity rates.


For purposes of determining the Highest Account Balance as of the applicable Contract Anniversary, purchase payments increase the Account Balance on a dollar for dollar basis. Partial withdrawals, however, reduce Account Balance proportionately, that is the percentage reduction is equal to the dollar amount of the withdrawal (plus applicable withdrawal charges), divided by the Account Balance immediately before the withdrawal.

This option will terminate:

1. The 30th day following the Contract Anniversary immediately after your 85th birthday;

2. When you take a total withdrawal of your Account Balance (a pro-rata portion of the charge will be applied);

3. When you elect to receive income payments under an income option and you are not eligible to exercise the Guaranteed Minimum Income Benefit option (a pro-rata portion of the charge will be applied);

4. On the day there are insufficient amounts to deduct the charge for the Guaranteed Minimum Income Benefit from your Account Balance; or

5. If you die.

The Guaranteed Minimum Income Benefit is available for an additional charge of 0.35% of the guaranteed minimum income base, deducted at the end of each Contract Year, by withdrawing amounts on a pro-rata basis from your Fixed Interest Account balance (net of any outstanding loans) and Separate Account balance. (We take amounts from the Separate Account by canceling accumulation units from your Separate Account.) The Fixed Interest Account is not available with a Deferred Annuity issued in New York State with this optional benefit.


The Guaranteed Minimum Income Benefit may have limited usefulness in connection with a qualified contract, such as an IRA, TSA, TSA ERISA, 403(a) or 457(b) in circumstances where you are planning to exercise the Guaranteed Minimum Income Benefit on a date later than the beginning date of required minimum distributions under the Deferred Annuity. In such event, required minimum distributions received from the Deferred Annuity will have the effect of reducing the income base either on a proportionate or dollar for dollar basis, as the case may be. This may have the effect of reducing or eliminating the amount of annuity payments under the Guaranteed Minimum Income Benefit. Consult a tax advisor prior to purchasing your IRA, TSA, TSA ERISA, 403(a) or 457(b) Deferred Annuity with the Guaranteed Minimum Income Benefit.


   EXAMPLE:
(This calculation ignores the impact of Highest Account Balance which could further increase the guaranteed minimum income base.)

   Age 55 at issue
   Purchase Payment = $100,000.
   No additional purchase payments or partial withdrawals.
   Guaranteed minimum income base at age 65 = $100,000X1.0610 = $179,085 where 10 equals the number of years the purchase payment accumulates for purposes of calculating this benefit.

   Guaranteed minimum income floor = guaranteed minimum income base applied to the Guaranteed Minimum Income Benefit annuity table.

   Guaranteed Minimum Income Benefit annuity factor, unisex, age 65 = $4.21 per month per $1,000 applied for lifetime income with 10 years guaranteed.

   $179,085 X $4.21 = $754 per month.
   $1,000

                      -----------------------------------
                                               Guaranteed
                                                Minimum
                                                 Income
                      Issue Age Age at Pay-Out   Floor
                      -----------------------------------
                         55           65          $754
                      -----------------------------------
                                      70         $1,131
                      -----------------------------------
                                      75         $1,725
                      -----------------------------------

   The above chart ignores the impact of premium and other taxes.

 [SIDEBAR: The pay-out phase is often referred to as either "annuitizing" your contract or taking an income annuity.
  You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis.
   Should our current rates for a fixed pay-out option for your class of the
    Deferred Annuity provide for greater payments than those quoted in your contract, we will use the current rates.]
PAY-OUT OPTIONS (OR INCOME OPTIONS)

Y ou may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and any outstanding loans), then we apply the net amount to the option. You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, you may not be older than 95 years old to select a pay-out option (90 in New York State). Although guaranteed annuity rates for the e Bonus Class are the same as those for the e Class of the Deferred Annuity, current rates for the e Bonus Class may be lower than the e Class of the Deferred Annuity. You must convert at least $5,000 of your Account Balance to receive income payments.

When considering a pay-out option, you should think about whether you want:

[_]Payments guaranteed by us for the rest of your life (or for the rest of two lives) or the rest of your life (or for the rest of two lives) with a guaranteed period; and

[_]A fixed dollar payment or a variable payment.

Your income option provides you with a regular stream of payments for either your lifetime or your lifetime with a guaranteed period.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option.

                                   [GRAPHIC]
[SIDEBAR: Many times, the Owner and the Annuitant are the same person.]

INCOME PAYMENT TYPES


   Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type when you decide to take a pay-out option. Your decision is irrevocable.


There are three people who are involved in payments under your pay-out option:

[_] Owner: the person or entity which has all rights including the right to direct who receives payment.

[_] Annuitant: the natural person whose life is the measure for determining the duration and the dollar amount of payments.

[_] Beneficiary: the person who receives continuing payments or a lump sum payment, if any, if the owner dies.

The following income payment types are currently available. We may make available other income payment types if you so request and we agree. We may limit income payment types offered to meet federal tax law requirements.

[SIDEBAR: When deciding how to receive income, consider: . The amount of income you need;. The amount you expect to receive from other sources;. The growth potential of other investments; and. How long you would like your income to be guaranteed.]

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guarantee period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is first converted to an income stream. No payments are made once the guarantee period has expired and both annuitants are no longer living.

ALLOCATION


   You decide how your money is allocated among the Fixed Income Option and the investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT

                                   [GRAPHIC]

   Your initial income payment must be at least $100. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

THE VALUE OF YOUR INCOME PAYMENTS

ANNUITY UNITS


Annuity units are credited to you when you first convert your Deferred Annuity into an income stream or make a reallocation of your income payment into an investment division during the pay-out phase. Before we determine the number of annuity units to credit to you, we reduce your Account Balance by any premium taxes and the Annual Contract Fee, if applicable. (The premium taxes and the Annual Contract Fee are not applied against reallocations.) We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after the date you convert your Deferred Annuity into an income stream. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.


  [SIDEBAR: The AIR is stated in your contract and may range from 3% to 6%.]
AIR


Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying portfolio minus the Standard Death Benefit Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Standard Death Benefit Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after you convert your Deferred Annuity to an income stream, then the amount of that payment will be determined on the date you convert your Deferred Annuity to a pay-out option.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:


[_]First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;



[_]Next, we subtract the daily equivalent of the Standard Death Benefit
   Separate Account charge for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.


[_]Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

[_]Finally, we multiply the previous Annuity Unit Value by this result.

                                   [GRAPHIC]

[SIDEBAR: Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division.]


REALLOCATION PRIVILEGE



D uring the pay-out phase of the Deferred Annuity, you may make reallocations among investment divisions or from the investment divisions to the Fixed
Income Option. Once you reallocate your income payment money into the Fixed Income Option, you may not later reallocate it into an investment division. There is no withdrawal charge to make a reallocation.



For us to process a reallocation, you must tell us:



[_]The percentage of the income payment to be reallocated;



[_]The investment divisions (or Fixed Income Option) to which you want to reallocate your income payment; and



[_]The investment divisions from which you want to reallocate your income payment.



We may require that you use our original forms to make reallocations.



We have policies and procedures that attempt to detect transfer/reallocation activity that may adversely affect other Contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract owners or participants/annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by Contract owners and participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our Administrative Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners and participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of the Deferred Annuity. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.



Our policies and procedures may result in restrictions being applied to Contract owners or annuitants. These restrictions may include:



[_]requiring you to send us by U.S. mail a signed, written request to make transfers/reallocations;



[_]limiting the number of transfers/reallocations you may make each Contract
   Year;



[_]limiting the dollar amount that may be transferred/reallocated at any one time;



[_]charging a transfer/reallocation or collecting a Fund redemption fee;



[_]denying a transfer/reallocation request from an authorized third party acting on behalf of multiple Contract owners or participants/annuitants; and



[_]imposing other limitations and modifications where we determine that exercise of the transfer/reallocation privilege may create a disadvantage to other Contract owners or participants/annuitants (including, but not limited to, imposing a minimum time period between each transfer/reallocation).



If restrictions are imposed on a Contract owner or participant/annuitant, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.



In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.





Reallocations will be made at the end of the business day at the close of the Exchange if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.


[SIDEBAR: The Separate Account charges you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges when calculating the Annuity Unit Value.]

CHARGES

   You pay the Standard Death Benefit Separate Account charge for your contract class during the pay-out phase of the Deferred Annuity. In addition, you pay the applicable investment-related charge during the pay-out phase of your Deferred Annuity. During the pay-out phase, we reserve the right to deduct the Annual Contract Fee. If we do so, it will be deducted pro-rata from each income payment.

GENERAL INFORMATION

                                   [GRAPHIC]
[SIDEBAR: Generally, your requests including all subsequent purchase payments are effective the day we receive them at your Administrative Office in good order.]

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS


Purchase payments may be sent, by check or money order made payable to "MetLife," to the Administrative Office, or MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.


Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange on the day we receive them in good order at your Administrative Office, except when they are received:

[_] On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

[_] After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.


We reserve the right to credit your initial purchase payment to you within two days after its receipt at your Administrative Office or MetLife sales office, as applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. if the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.




Under the Deferred Annuities, your employer or the group in which you are a participant or member must identify you on its reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account, if available.

CONFIRMING TRANSACTIONS


You will receive a written statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under the TSA and TSA ERISA Deferred Annuity are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


58


+

PROCESSING TRANSACTIONS


We permit you to request transactions by mail and telephone. We make Internet access available to you. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.


If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

                                   [GRAPHIC]

BY TELEPHONE OR INTERNET


You may initiate a variety of transactions and obtain information by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:


[_]Account Balance

[_]Unit Values

[_]Current rates for the Fixed Interest Account

[_]Transfers

[_]Changes to investment strategies

[_]Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.


We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your Administrative Office.


Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

[_]any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

[_]any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under automated investment strategies), we will cancel the request and pay your beneficiary the death benefit instead. If you are receiving income payments, we will cancel the request and continue making payments to your beneficiary if your income type so provides. Or, depending on the income type, we may continue making payments to a joint annuitant.

THIRD PARTY REQUESTS


Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners and who simultaneously makes the same request or series of requests on behalf of other Contract owners.


VALUATION -- SUSPENSION OF PAYMENTS


We separately determine the Accumulation Unit Value and Annuity Unit Value, as applicable, for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.



When you request a transaction, we will process the transaction using the next available Accumulation Unit Value or Annuity Unit Value. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.



We reserve the right to suspend or postpone payment for a withdrawal or transfer/reallocation when:


[_]rules of the Securities and Exchange Commission so permit (trading on the Exchange is restricted, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

[_]during any other period when the Securities and Exchange Commission by order so permits.

                                   [GRAPHIC]
[SIDEBAR: All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.]

ADVERTISING PERFORMANCE


     We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return" or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually. For the money market investment division, we state yield for a seven day period.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the Separate Account charges (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of withdrawal charges and the charge for the Guaranteed Minimum Income Benefit. Withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN ("Standard Performance") calculations reflect the Separate Account charge (with the Standard Death Benefit), the additional Separate Account charge for the American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity. These figures also assume a steady annual rate of return. They do not assume the charge for the Guaranteed Minimum Income Benefit.

Performance figures will vary among the various classes of the Deferred Annuities and the investment divisions as a result of different Separate Account charges and withdrawal charges.

We may calculate performance for certain investment strategies including Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. We assume that the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charge for the Guaranteed Minimum Income Benefit. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., unisex, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

Any illustration should not be relied on as a guarantee of future results.

CHANGES TO YOUR DEFERRED ANNUITY


     We have the right to make certain changes to your Deferred Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

[_]To operate the Separate Account in any form permitted by law.


[_]To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).


[_]To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

[_]To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

[_]To make any necessary technical changes in the Deferred Annuities in order to conform with any of the above-described actions.


If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania, we will ask your approval before making any technical changes.


VOTING RIGHTS


   Based on our current view of applicable law, you have voting interests under your Deferred Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. Shares of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

[_] The shares for which voting instructions are received, and

[_] The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES
                                   [GRAPHIC]

   All Deferred Annuities are sold through our licensed sales representatives. We are registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934. We are also a member of the National Association of Securities Dealers, Inc. Deferred Annuities are also sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.

The licensed sales representatives and broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. There is no front-end sales load deducted from purchase payments to pay sales commissions. The commissions we pay range from 0% to 1% of purchase payments (gross dealer concession). The commission we pay upon annuitization of the Deferred Annuity is 0% to 0.5% of the amount applied to provide the payments.

We also make payments to our licensed sales representatives based upon the total Account Balances of the Deferred Annuities assigned to the sales representative. Under this compensation program, we may pay an amount up to 0.25% of the total Account Balances of the Deferred Annuities and other annuity contracts, certain mutual fund account balances and cash values of certain life insurance policies. These asset based commissions compensate the sales representative for servicing the Deferred Annuities.

From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into other such arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts with the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.




Our licensed representatives are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs we offer, such as conferences, trips, prizes, and awards. In addition, our licensed sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Deferred Annuities. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.





An investment adviser or sub-adviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Deferred Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds, a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, and the American Funds Global Small Capitalization Portfolio for the services it provides in marketing the Portfolios' shares in connection with the Deferred Annuity.


FINANCIAL STATEMENTS

   The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte
& Touche, LLP, who are independent auditors, audit these financial statements.

YOUR SPOUSE'S RIGHTS

If you received your contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 24 consecutive months (36 consecutive months in New York State) and your Account Balance is less than $2,000. We will only do so to the extent allowed by law. If we do so, we will return the full Account Balance, less any outstanding loans. Federal tax law may impose additional restrictions on our right to cancel your SEP and SIMPLE IRA Deferred Annuity.

INCOME TAXES
[GRAPHIC]
[SIDEBAR: Consult your own tax adviser about your circumstances, any recent tax developments and the impact of state income taxation.]


   The following information on taxes is a general discussion of the subject. The SAI has additional tax information. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly.


You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular contract.



Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.


For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

Please note that the changes made by the Economic Growth and Tax Relief Reconciliation Act of 2001 (e.g., increased contribution limits for IRAs and qualified plans) expire after 2010.

Where otherwise permitted under the Deferred Annuities, the transfer of ownership of a Deferred Annuity, the designation, or change in designation of an annuitant, beneficiary or other payee, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
  [SIDEBAR: Simply stated, income tax rules for Deferred Annuities generally provide that earnings are not subject to tax until withdrawn. This is referred to as tax deferral.]
                                   [GRAPHIC]


   Deferred annuities are a means of setting aside money for future needs--usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.


All TSAs (ERISA and non-ERISA), 457(b)s, 403(a)s and SEPs receive tax deferral under the Code. Although there are no additional tax benefits by funding your TSA, 457(b)s, 403(a)s, and SEPs with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.


We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA.

The Economic Growth and Tax Relief Reconciliation Act of 2001 made certain changes to TSA (ERISA and non-ERISA) plans, IRAs, 403(a) and 457(b) plans and SEPs including:


[_]adding "catch-up" contributions for taxpayers age 50 and above; and

[_]adding expanded portability and tax free rollover opportunities.

[_]all these changes are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else.


PURCHASE PAYMENTS



Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.



Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.



There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.



Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.



WITHDRAWALS AND INCOME PAYMENTS

[SIDEBAR: Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments.]


Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax.



If certain requirements are met, you may be able to transfer amounts in your contract to another eligible retirement plan or IRA. For 457(b) plans of a tax-exempt employer which is not a state or local government, you can only transfer such amounts to another 457(b) plan under certain conditions.



Please consult the section for the type of annuity you purchased to determine if there are restrictions on withdrawals.




WITHDRAWALS BEFORE AGE 59 1/2

If you receive a taxable distribution from your Contract before you reach age 59 1/2, this amount may be subject to a 10% penalty tax in addition to ordinary income taxes. (However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans).


As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include any amounts received:


                                                                     Type of Contract
                                                             -----------------------------
                                                               TSA
                                                             and TSA SIMPLE
                                                              ERISA  IRA/1/ SEP 457(b) 403(a)
                                                             ------- ------ --- ------ ------

In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)       x/2/     x     x    x/2/   x/2/

After you die                                                    x     x     x    x      x

After you become totally disabled (as defined in the Code)       x     x     x    x      x

To pay deductible medical expenses                               x     x     x    x      x

After separation from service if you are over 55                 x                x      x

After December 31, 1999 for IRS levies                           x     x     x    x      x

To pay medical insurance premiums if you are unemployed                x     x

For qualified higher education expenses, or                            x     x

For qualified first time home purchases up to $10,000                  x     x

Payments to alternate payees pursuant to qualified domestic
relations orders
                                                                 x
                                                                                  x



/1/ For SIMPLE IRAs the tax penalty for early withdrawal is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.


/2  /You must be separated from service at the time payments begin.


SEPARATE ACCOUNT CHARGES

Certain death benefits may be considered incidental benefits under a tax-qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant. Additionally, the charges for such death benefits may be considered a taxable distribution which may be subject to ordinary income taxes and the 10% penalty tax if you are under age 59 1/2. Consult your tax advisor.

SYSTEMATIC WITHDRAWAL PROGRAM OR INCOME OPTIONS FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP)

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will generally result in the retroactive imposition of the 10% penalty tax with interest.

Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals from your contract by April 1 of the calendar year following the later of:

[_] The year you turn 70 1/2 or;

[_] Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not.


It is not clear whether certain income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.


If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Please consult your tax advisor.




AFTER DEATH



The death benefit is generally taxable to the recipient in the same manner as if paid to the owner or to the annuitant (under the rules for withdrawals or income payments, whichever is applicable).



If you die before required minimum distribution withdrawals have begun, we must make payment of any remaining interest in the Contract by December 31st of the year that is the fifth anniversary of your death or begin payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.



If your spouse is your beneficiary and if your Contract permits, your spouse may delay the start of distributions until December 31st of the year in which you would have reached age 70 1/2. Your spouse beneficiary may also be able to rollover the proceeds into another eligible retirement plan in which he or she participates as permitted under the tax law.

If you die on or after required withdrawals begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code and applicable income tax regulations.



TSAS (ERISA AND NON-ERISA)



GENERAL


TSAs fall under (S)403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under (S)501(c)(3) of the Code.




Your Deferred Annuity is not forfeitable (e.g. not subject to the claims of your creditors) and you may not transfer it to someone else.




[SIDEBAR: You may be subject to the 10% penalty tax if you withdraw money before you turn age 591/2.]
[GRAPHIC]


WITHDRAWALS AND INCOME PAYMENTS



If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

[_]Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments).

[_]Is directly transferred to another permissible investment under (S)403(b) arrangements;

[_]Relates to amounts that are not salary reduction elective deferrals;

[_]Is after you die, leave your job or become disabled (as defined by the Code); or

[_]Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.


See the general heading under Income Taxes for a brief description of some of the tax rules that apply to TSA Annuities.


MANDATORY 20% WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions.) However, it does not include taxable distributions that are:

[_] A series of substantially equal payments made at least annually for:

..   Your life or life expectancy

..   Both you and your beneficiary's lives or life expectancies

..   A specified period of 10 years or more

[_] Withdrawals to satisfy minimum distribution requirements

[_] Certain withdrawals on account of financial hardship

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements.

You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.



LOANS

If your TSA Contract permits contract loans, such loans will be made only from any Fixed Interest Account balance up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your TSA Contract and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term.

Your Contract will indicate whether Contract loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

SIMPLE IRA AND SEPS
                                   [GRAPHIC]


The sale of a contract for use with an IRA (including SEPs and SIMPLE IRAs) may be subject to special disclosure requirements of the IRS. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


IRA contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The Deferred Annuity (and optional death benefits and appropriate IRA tax endorsements) has not yet been submitted to the IRS for review and approval as to form. Disqualification of the Deferred Annuity as an IRA could result in the immediate taxation of amounts held in the contract and other adverse tax consequences.

Consult your tax adviser prior to the purchase of the contract as a SIMPLE IRA or SEP.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the contract.

[_] You must be both the owner and the annuitant under the contract.

[_] Your annuity is generally not forfeitable (e.g. not subject to claims of your creditors) and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the contract.

[_] You can transfer your IRA proceeds to a similar IRA, certain qualified retirement plans (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

PURCHASE PAYMENTS

[SIDEBAR: In some cases, your purchase payments may be tax deductible.]


SEPs:



[_] Except for permissible rollovers and direct transfers, purchase payments to SEPs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount each year ($3,000 for 2004.) This amount increases to $4,000 for tax years 2005-2007 and reaches $5,000 in 2008 (adjusted for inflation thereafter).


[_] Beginning in 2002, individuals age 50 or older can make an additional
    "catch-up" purchase payment of $500 a year (assuming the individual has sufficient compensation). This amount increases to $1,000 for tax years beginning in 2006.

[_] Purchase payments in excess of allocable amounts may be subject to a penalty tax.

[_] Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

[_] These age and dollar limits do not apply to tax-free rollovers or transfers.


Annual purchase payments are generally deductible up to the above limits if neither you nor your spouse was an "active participant" in another qualified retirement plan during the taxable year. You will not be treated as married for these purposes if you lived apart for the entire taxable year and file separate returns. For 2004, if you are an "active participant" in another retirement plan and if your adjusted gross income is $45,000 or less ($65,000 for married couples filing jointly, however, never fully deductible for a married person filing separately), annual contributions are fully deductible. However, contributions are not deductible if your adjusted gross income is over $55,000 ($75,000 for married couples filing jointly, $10,000 for a married person filing separately). If your adjusted gross income falls between these amounts, your maximum deductible amount is phased out. For an individual who is not an "active participant" but whose spouse is, the adjusted gross income limits for the nonactive participant spouse is $150,000 for a full deduction (with a phase-out between $150,000 and $160,000). If you file a joint return and you and your spouse are under age 70 1/2 as of the end of the calendar year, you and your spouse may be able to make annual IRA contributions of up to twice the deductible amount to two IRAs, one in your name and one in your spouse's. Neither can exceed the deductible amount, nor can it exceed your joint compensation.


If contributions are being made under a SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.


SIMPLE IRAS:



[_]The Code allows contributions up to certain limits to be made under a valid salary reduction agreement and also allows for employer contributions up to certain applicable limits under the Code.



[_]The Code allows "catch up" contributions for participants age 50 and older in excess of these limits (up to $1,500 in 2004 increasing in $500 increments until the limit of $2,500 is reached in 2006.)



[_]Transfers and rollovers from other SIMPLE IRA funding vehicles may also be accepted under your SIMPLE IRA Deferred Annuity.




WITHDRAWALS AND INCOME PAYMENTS


Withdrawals and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs in the case of SEPs or based on the ratio of all non-deductible SIMPLE IRA purchase payments to the total value of all your SIMPLE IRAs.


AFTER DEATH

The death benefit is taxable to the recipient in the same manner as if paid to the owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age

70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "owner" of the contract and treat it as his/her own Traditional IRA (in the case of SEPs) or his/her SIMPLE IRA (if so eligible, in the case of SIMPLE IRA).


If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


457(B)S


GENERAL



457(b)s plans are available to state or local governments and certain tax-exempt organizations as described in (S)457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.



457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries.



457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.



WITHDRAWALS



Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax.



Generally, monies in your contract can not be "made available" to you until you:



[_]Reach age 70 1/2



[_]Leave your job or your employer changes



[_]Have an unforeseen emergency (as defined by the Code)



MINIMUM DISTRIBUTION



The minimum distribution rules for contracts issued for 457(b) plans are similar to the rules summarized earlier under the Minimum Distribution Requirements heading. Consult your tax adviser.



SPECIAL RULES



Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS



In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a certain term. Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and contract prior to taking any loan.





403(A)


GENERAL



The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.



See the general heading under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                               PAGE

             COVER PAGE.......................................    1
             TABLE OF CONTENTS................................    1
             INDEPENDENT AUDITORS.............................    2
             DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
               DEFERRED ANNUITIES.............................    2
             EXPERIENCE FACTOR................................    2
             VARIABLE INCOME PAYMENTS.........................    2
             INVESTMENT MANAGEMENT FEES.......................    5
             ADVERTISEMENT OF THE SEPARATE ACCOUNT............    6
             VOTING RIGHTS....................................    8
             ERISA............................................    9
             TAXES............................................   10
             ACCUMULATION UNIT VALUES TABLES..................   14
             FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.....  F-1
             FINANCIAL STATEMENTS OF METLIFE.................. F-66

                                   [graphic]

APPENDIX

                                   [GRAPHIC]

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your annuity.


                          TSA and
                         TSA ERISA  IRA and SEP   457(b)    403(a)
                         Annuities Annuities (1) Annuities Annuities

           California...
                            0.5%
                                        0.5% (2)
                                                   2.35%
                                                              0.5%

           Maine........
                            --
                                        --
                                                   --
                                                              --

           Nevada.......
                            --
                                        --
                                                   --
                                                              --

           Puerto Rico..
                            1.0%
                                        1.0%
                                                   1.0%
                                                              1.0%

           South Dakota.
                            --
                                        --
                                                   --
                                                              --

           West Virginia
                            1.0%
                                        1.0%
                                                   1.0%
                                                              1.0%

           Wyoming......
                            --
                                        --
                                                   --
                                                              --

-----------
/1/Premium tax rates applicable to IRA and SEP annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA and SEP Annuities".
/2/With respect to annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code, the annuity tax rate in California is 2.35% instead of 0.5%.

PEANUTS (C) United Feature Syndicate, Inc.


(C) 2004 Metropolitan Life Insurance Company

                          Request For a Statement of
                   Additional Information/Change of Address

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[_] Metropolitan Life Separate Account E, Metropolitan Series Fund, Inc. and
    Met Investors Series Trust

[_] American Funds Insurance Series

[_] Calvert Social Balanced Portfolio

[_] I have changed my address. My current address is:

                         ____________________ Name ___
                          (Contract Number)

                                              Address

                         ____________________
                             (Signature)           zip


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

MetLife(R)[LOGO]

One Madison Avenue, New York, NY 10010-3690
0403-4176 E0404B97U(exp0505)MLIC-LD
MLR19000341007(0404) Printed in USA
(C) 2004 MetLife, Inc.                                     MFFSPROSEBONUS (0504)

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

                                 INTRODUCTION

The four prospectuses included in the Form N-4 for Metropolitan Life Separate Account E include illustrations using various characters from the PEANUTS(R) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectuses (by prospectus).

                                  CHARACTERS

    Snoopy--A Beagle dog
    Charlie Brown--A little boy with zigzag pattern on shirt
    Woodstock--A small bird
    Lucy--A little brunette girl
    Linus--A younger little boy with stripped shirt (Lucy's brother) Marcie--A little brunette girl with glasses
    Franklin--A curly haired little boy
    Pigpen--A little boy with dust cloud and smudged face
    Peppermint Patty--An athletic girl with freckles, page boy haircut and sandals
    Sally--A little blond girl with curls on top (Charlie Brown's sister)


A.    Illustrations for Financial Freedom Select Variable Annuity Contracts  Page
-----------------------------------------------------------------------      ----
 1.  Snoopy as MetLife Representative with briefcase straightening          Page 1  first page
     bow tie

 2.  Charlie Brown on step ladder looking at fold out map                   Page 4  Table of Contents

 3.  Snoopy in suit with pointer                                            Page 5  Important Terms You Should Know

 4.  Snoopy as MetLife Representative listening to crowd of Woodstocks      Page 26 MetLife

 5.  Snoopy and Woodstock balanced on seesaw                                Page 27 Variable Annuities

 6.  Woodstock writing on a piece of paper                                  Page 28 Classes of the Deferred Annuity

 7.  Snoopy reading menu at restaurant table                                Page 31 Your Investment Choices

 8.  Linus building sand castle                                             Page 33 Deferred Annuities

 9.  The Equity Generator/SM/ icon--Safe with arrow pointing to three       Page 34 The Equity Generator
     dimensional graph

10.  The Rebalancer/SM/ icon--A pie chart with arrows around                Page 34 The Rebalancer
     circumference

11.  The Index Selector/SM/ icon--A world globe with arrows around it       Page 34 The Index Selector

12.  The Allocator/SM/--A hourglass with safe in top portion with arrow to  Page 35 The Allocator a three dimensional chart in the bottom portion

A.    Illustrations for Financial
Freedom Select Variable Annuity
Contracts                                Page
---------                                ----
13. Snoopy at computer                  Page 35 Allocation of Purchase Payments

14. Marcie at desk with adding machine  Page 36 Examples of calculating
    reviewing tape calculations                 Accumulation Units

15. Charlie Brown struggling to reach   Page 39 Access to Your Money
    into jar of money

16. Snoopy as WWI flying ace            Page 39 Systematic Withdrawal Program
    dispatching Woodstocks with checks

17. Franklin with magnifying glass      Page 44 When No Withdrawal Charge Applies
                                                to the e Bonus Class

18. Marcie reading a paper              Page 45 Free Look

19. Lucy with magnifying glass          Page 48 Optional Benefits
    studying a piece of paper

20. Snoopy lounging on beach chair      Page 53 Income Payment Types
    with sunglasses and drink

21. Woodstock writing a check           Page 54 Minimum Size of Your Income Payment

22. Woodstock moving money from one     Page 56 Transfer Privilege
    pile of money bags to another

23. Charlie Brown receiving letter at   Page 58 Administration
    mail box

24. Charlie Brown listening on          Page 59 By Telephone or Internet
    telephone

25. "Colonial" Snoopy as town crier     Page 61 Advertising Performance

26. Snoopy as MetLife Representative    Page 65 Who Sells the Deferred Annuities
    shaking paw/wing with Woodstock

27. Snoopy as "Uncle Sam" presenting a Page 67 Income Taxes tax bill

28. Piggybank with "Do not open until   Page 67 Income Taxes--General
    age 59 1/2" printed on side

29. Woodstock flying with a check       Page 71 Withdrawals and Income Payments

30. Linus with hoop printed with        Page 72 Income Taxes--IRAs--SIMPLE IRA and
    "IRAs" inside                               SEPs

31. Franklin, Snoopy, Charlie Brown,    Page 77 Table of Contents for the SAI
    Lucy, Pigpen, Linus and Peppermint
    Patty

32. Lucy in her advice box with         Page 78 Premium Tax Table
    "TAXES--The Expert is in"
    printed on it advising Peppermint
    Patty and Sally

                      Metropolitan Life Insurance Company
                     Metropolitan Life Separate Account E

         MetLife Financial Freedom Select Variable Annuity Contracts

                      STATEMENT OF ADDITIONAL INFORMATION

                                Form N-4 Part B


                                   May 1, 2004



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Financial Freedom Select Annuity Contracts dated May 1, 2004 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, 1600 Division Road West Warwick, RI 02893.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. (Metropolitan Fund), the Met Investors Series Trust (Met Investors Fund), the Calvert Social Balanced Portfolio and the American Funds Insurance Series (American Funds) are attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the section entitled Important Terms You Should Know of the Prospectus for MetLife Financial Freedom Select Variable Annuity Contracts dated May 1, 2004.


                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Independent Auditors......................................................    2
Distribution of Certificates and Interests in the Deferred Annuities......    2
Experience Factor.........................................................    2
Variable Income Payments..................................................    2
Investment Management Fees................................................    5
Advertisement of the Separate Account.....................................    6
Voting Rights.............................................................    8
ERISA.....................................................................    9
Taxes.....................................................................   10
Accumulation Unit Value Tables............................................   14
Financial Statements of Separate Account..................................  F-1
Financial Statements of MetLife........................................... F-66



                              -------------------

INDEPENDENT AUDITORS

     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE DEFERRED ANNUITIES

     MetLife is both the depositor and the underwriter (issuer) of the annuities.

     The certificates and interests in the Deferred Annuities are sold through individuals who are licensed life insurance sales representatives of MetLife. MetLife is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. They also are sold through other registered broker-dealers. They also may be sold through the mail or over the Internet.


     From time to time, MetLife may pay organizations or associations a fee, reimburse them for certain expenses, lease office space from them, purchase advertisements in their publications or enter into such other arrangements in connection with their endorsing or sponsoring MetLife's variable annuity contracts or services, for permitting MetLife to undertake certain marketing efforts of the organizations' members in connection with sales of MetLife variable annuities, or some combination thereof. Additionally, MetLife has retained consultants who are paid a fee for their efforts in establishing and maintaining relationships between MetLife and various organizations.

     The offering of all Deferred Annuities is continuous. Owners under Deferred Annuities may not be offered all investment choices. Each contract will indicate those investment choices available under the Deferred Annuity.

WITHDRAWAL CHARGE


     The total amount of withdrawal charges paid and retained by MetLife for the year ended December 31, 2002 and 2003 were $0.00 and $6,883.21 respectively.


EXPERIENCE FACTOR

     We use the term "experience" factor to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period which is the daily equivalent of the Separate Account charge. This charge varies, depending on the class of the Deferred Annuity. Below is a chart of the daily factors for each class of the Deferred Annuity and the various death benefits.


Separate Account Charges for all investment divisions except the American Funds
Growth-Income, the American Funds Growth and the American Funds Global Small
Capitalization (Daily Factor)

                           B Class        C Class         L Class        e Class       eBonus Class (Years 1-7)*
                         -----------    ------------    ------------    ----------    --------------------------
Standard Death Benefit   .000031507      .000039726      .000035616     .000013699           .000026027
Annual Step Up
  Death Benefit          .000034247      .000042466      .000038356     .000016438           .000028767

Separate Account Charges for the American Funds Growth-Income, American Funds Growth and American Funds Global Small
Capitalization Investment Divisions (Daily Factor)

                           B Class        C Class         L Class        e Class       Bonus Class (Years 1-7)*
                         -----------    ------------    ------------    ----------    --------------------------
Standard Death Benefit   .000038356      .000046575      .000042466     .000020548           .000032877
Annual Step Up
  Benefit                .000041096      .000049315      .000045205     .000023288           .000035616

* Applies only for the first seven years; Separate Account charges are reduced after seven years to those of eClass.

VARIABLE INCOME PAYMENTS

Assumed Investment Return (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 4% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

Amount of Income Payments

     The cash you receive periodically from an investment division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Deferred Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the contract if no reallocations are made.


     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current rates for that contract class, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new single payment immediate contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the annuitant will be given the benefit of the new rates. Although guaranteed annuity rates for the eBonus Class are the same as for the other classes of the Deferred Annuity, current rates for the eBonus Class may be lower than the other classes of the Deferred Annuity and may be less than currently issued single payment immediate annuity contract rates.

Annuity Unit Value

     The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See The Value of Your
Income Payment in the Prospectus.)


Reallocation Priviledge

     When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

..    First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

..    Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

..    Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

..    Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

     When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

     You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

     Here are examples of the effect of a reallocation on the income payment:

..    Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 + $100) or $50, and your income payment supported by investment division A will be decreased by $40.

..    Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40.


Calculating the Annuity Unit Value

     We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the Valuation Period. We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 4% and a one day Valuation Period, the factor is ..99989255, which is the daily discount factor for an effective annual rate of 4%. (The AIR may be in the range of 3% to 6%, as defined in your Deferred Annuity and the laws in your state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

    The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.

               Illustration of Calculation of Annuity Unit Value

1. Annuity Unit Value, beginning of period ........................ $ 10.20000

2. Experience factor for period....................................   1.023558


3. Daily adjustment for 4% of Assumed Investment Return ...........  .99989255


4. (2) X (3) ......................................................   1.023448

5. Annuity Unit Value, end of period (1) X (4) .................... $ 10.43917


                       Illustration of Annuity Payments
(Assumes the first monthly payment is made within 10 days of the issue date of the Payout)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

1. Number of Accumulation Units as of Annuity Date ................   1,500.00

2. Accumulation Unit Value ........................................ $ 11.80000

3. Accumulation Unit Value of the Deferred Annuity (1) X (2) ...... $17,700.00

4. First monthly income payment per $1,000 of Accumulation Value .. $     5.63

5. First monthly income payment (3) X (4) / 1,000 ................. $    99.65

6. Annuity Unit Value as of Annuity Date equal to ................. $ 10.80000


7. Number of Annuity Units (5) / (6) ..............................     9.2269


8. Assume Annuity Unit Value for the second month equal to (10 days prior to payment) ................................................. $ 10.97000

9. Second monthly Annuity Payment (7) X (8) ....................... $   101.22

10. Assume Annuity Unit Value for third month equal to ............ $ 10.52684

11. Next monthly Annuity Payment (7) X (10) ....................... $    97.13

Determining the Variable Income Payment


   Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower first variable income payment, but variable income payments will increase more rapidly or decline more slowly due to investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

METLIFE ADVISERS

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers, the investment manager of the Metropolitan Fund, an investment management fee.

     The following table shows the fee schedules for the investment management fees for the Metropolitan Fund as a percentage per annum of the average net assets for each Portfolio:


                                                          INVESTMENT
                                                          MANAGEMENT
                                           AVERAGE            FEE
                                          DAILY NET        SCHEDULE--
PORTFOLIO                                  ASSETS         % PER ANNUM
----------------------------------    -----------------   ------------
State Street Research Investment      1st $500 Million            .55%
 Trust                                next $500 million           .50%
                                      over $1 billion             .45%
State Street Research Aurora          1st $500 million            .85%
                                      next $500 million           .80%
                                      over $1 billion             .75%
T. Rowe Price Small Cap Growth        1st $100 million            .55%
                                      next $300 million           .50%
                                      over $400 million           .45%
T. Rowe Price Large Cap Growth        1st $50 million             .70%
                                      over $50 million            .60%
Harris Oakmark Large Cap Value        1st $250 million            .75%
                                      over $250 million           .70%
Neuberger Berman Partners             1st $100 million            .70%
 Mid Cap Value                        next $250 million          .675%
                                      next $500 million           .65%
                                      next $750 million          .625%
                                      over $1.6 billion           .60%
Franklin Templeton Small Cap          1st $500 million            .90%
 Growth                               over $500 million           .85%
MetLife Stock Index                   All Assets                  .25%
Lehman Brothers(R) Aggregate          All Assets                  .25%
 Bond Index
Russell 2000(R) Index                 All Assets                  .25%
State Street Research                 1st $250 million            .70%
 Large Cap Value                      next $500 million           .65%
                                      over $750 million           .60%
Morgan Stanley EAFE(R) Index          All Assets                  .30%
MetLife Mid Cap Stock Index           All Assets                  .25%
Loomis Sayles Small Cap               1st $500 million            .90%
                                      over $500 million           .85%
Harris Oakmark Focused Value          All Assets                  .75%
Davis Venture Value                   1st $1 billion              .75%
                                      over $1 billion             .70%
State Street Research Bond Income     1st $1 billion              .40%
                                      Next $1 billion             .35%
                                      Next $1 billion             .30%
                                      over $3 billion             .25%
FI Value Leaders                      1st $200 million            .70%
                                      Next $300 million           .65%
                                      Next $1.5 billion           .60%
                                      over $2 billion             .55%
FI Mid Cap Opportunities (formerly    1st $100 million            .75%
 Janus Mid Cap)
                                      Next $400 million           .70%
                                      over $500 million           .65%
Salomon Brothers Strategic            All Assets                  .65%
 Opportunities Bond
Salomon Brothers U.S.                 All Assets                  .55%
  Government
State Street Research Large Cap
  Growth                              1st $1 billion              .73%
                                      over $1 billion             .65%
MFS Total Return                      All Assets                  .50%
State Street Research Money Market    1st $1 billion              .35%
                                      Next $1 billion             .30%
                                      Over $2 billion             .25%


     MetLife Advisers pays the following entities for providing services as sub-investment manager of the Metropolitan Fund Portfolio(s) indicated below. These fees are solely the responsibility of MetLife Advisers.



SUB-INVESTMENT MANAGER                 PORTFOLIO(S)
---------------------------------------------------
Metropolitan Life Insurance       MetLife Stock Index
  Company                         Lehman Brothers(R) Aggregate
                                    Bond Index
                                  Russell 2000(R) Index
                                  Morgan Stanley Eafe(R) Index
                                  Metlife Mid Cap Stock Index
State Street Research &           State Street Research Large Cap Value
  Management Company(1)           State Street Research Investment Trust
                                  State Street Research Aurora
                                  State Street Research Bond Income
                                  State Street Research Money Market
                                  State Street Research Large Cap Growth
T. Rowe Price Associates, Inc.    T. Rowe Price Small Cap Growth
                                  T. Rowe Price Large Cap Growth
Harris Associates, L.P.           Harris Oakmark Large Cap Value
                                  Harris Oakmark Focused Value
Neuberger Berman Management       Neuberger Berman Partners Mid Cap Value
   Incorporated
Franklin Advisers, Inc.           Franklin Templeton Small Cap Growth
Salomon Brothers Asset            Salomon Brothers U.S.
  Management Inc.                   Government
                                  Salomon Brothers Strategic
                                    Opportunities Bond
Massachusetts Financial           MFS Total Return
  Services Company
Davis Selected Advisers, L.P.     Davis Venture Value
Loomis Sayles, & Company, L.P.    Loomis Sayles Small Cap
Fidelity Management &             FI Value Leaders
  Research Company                FI Mid Cap Opportunities


(1) State Street Research & Management Company is one of our subsidiaries.

MET INVESTORS ADVISORY CORP.

     Met Investors LLC, a MetLife affiliate and the investment manager of Met Investors Fund, has overall responsibility for the general management and administration of all of the Met Investors Fund Portfolios.

     As compensation for its services to the Met Investor Fund Portfolios, Met Investors Advisory LLC receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The investment management fees for each Portfolio are:


PORTFOLIO                                  ADVISORY FEE
-----------------------------------------------------------------
PIMCO Total Return                .50%
PIMCO PEA Innovation              .95%
T. Rowe Price Mid-Cap Growth      .75%
MFS Research International        .80% of first $200 million of
                                  such assets plus
                                  .75% of such assets over $200
                                  million up to $500 million plus
                                  .70% of such assets over $500
                                  million up to $1 billion plus
                                  .65% of such assets over $1
                                  billion
Lord Abbett Bond Debenture        .60% of first $500 million plus
                                  .55% of assets over $500 million
Harris Oakmark International      .85% of first $500 million plus
                                  .80% of assets over $500 million
Met/AIM Small Cap Growth          .90%
Met/AIM Mid Cap Core Equity       .75% of first $150 million plus
                                  .70% of assets over $150 million
Oppenheimer Capital Appreciation  .65 of first $150 million
                                  of such assets plus
                                  .625% of such assets over $150 million up to
                                  $300 million plus
                                  .60% of such assets over $300 million up to
                                  $500 million plus
                                  .55% of such assets over $500 million
Third Avenue Small Cap Value      .75%
Neuberger Berman Real Estate      .70% of first $200 million of such asset plus
                                  .65% of such assets over $200 million up to $750 million plus
                                  .55% of such assets over $750 million


     Met Investors Advisory LLC pays each Met Investors Fund Portfolios' sub-investment advisers a fee based on the Portfolio's average daily net assets. These fees are solely the responsibility of Met Investors Advisory LLC.



     Massachusetts Financial Services Company is the sub-investment adviser to the MFS Research International Portfolios. Pacific Investment Management Company, LLC is the sub-investment adviser to PIMCO Total Return Portfolio. PIMCO Equity Advisors LLC is the sub-investment adviser to the PIMCO PEA Innovation Portfolio.

     Lord Abbett & Co. is the sub-investment adviser to the Lord Abbett Bond Debenture Portfolio. Harris Associates L.P. is the sub-investment adviser to the Harris Oakmark International Portfolio. AIM Capital Management, Inc. is the investment adviser to both the Met/AIM Small Cap Growth and the Met/AIM Mid Cap Core Equity Portfolios. OppenheimerFunds, Inc. is the sub-investment adviser to the Oppenheimer Capital Appreciation Portfolio. Third Avenue Management LLC is the sub-investment adviser to the Third Avenue Small Cap Value Portfolio. Neuberger Berman Management Incorporated is the sub-investment adviser to the Neuberger Berman Real Estate Portfolio.


CAPITAL RESEARCH AND MANAGEMENT COMPANY


     As compensation for its services, Capital Research and Management Company, the American Funds' investment adviser, receives a monthly fee which is accrued daily, calculated at the annual rate of: American Funds Global Small Capitalization Portfolio: .80% of the first $600 million of net assets, plus 0.74% on net assets in excess of $600 million; American Funds Growth Portfolio:
0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets in excess of $13.0 billion; and American Funds Growth-Income Portfolio: 0.50% of the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.5 billion, plus 0.40% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.32% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.285% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.256% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.242% on net assets in excess of $10.5 billion.


Calvert

     The Calvert Social Balanced Portfolio pays Calvert, the Calvert Social Balanced Portfolio's investment adviser, a base monthly investment advisory fee equivalent to an annual rate of 0.425% of the Portfolio's average daily net assets.

     Calvert pays sub-investment advisory fees to Brown Capital Management, Inc., and SSgA Funds Management, Inc. These fees are solely the responsibility of Calvert, not of the Calvert Social Balanced Portfolio.

     The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds are more fully described in their respective prospectuses and the Statements of Additional Information that the prospectuses refer to. The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds prospectuses are attached at the end of the MetLife Financial Freedom Select Variable Annuity Prospectus.

ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions. For the investment divisions, this performance will be stated in terms of either "yield", "change in Accumulation Unit Value", "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements state the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2[(a-b + 1)/6/ - 1], where "a" represents
                                     ---
                                     cd
dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. This percentage yield is then compounded semiannually. We also quote yield on a seven day basis for the money market division. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an investment division has been in operation, expressed as a percentages and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Change in Accumulation Unit Value is expressed by this formula [UV\1\,/UV\0\)/(annualization factor)/] - 1, where UV, represents the current unit value and UV\0\ represents the prior unit value. The annualization factor can be either (1/number of years) or (365/number of days). Yield and change in Accumulation Unit Value figures do not reflect the possible imposition of a withdrawal charge for the Deferred Annuities, of up to 9% (generally) of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Average annual total return differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable withdrawal charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1 + T)/n/ = ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities as a result of different Separate Account charges and withdrawal charges.

Average Annual total return ("Standard Performance") calculations reflect the Separate Account charge with the Standard Death Benefit, the additional Separate Account charge for the American Funds investment divisions and the Annual Contract Fee and applicable withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or Predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity.

     Performance may be calculated based upon historical performance of the underlying Portfolios of the Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds and may assume that the Deferred Annuities were in existence prior to their inception date. After the investment division inception date, actual accumulation unit or annuity unit data is used.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(R) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's Small Cap 600 Index, the Russell 2000(R) Index, the Russell Mid Cap Growth Index, the Russell 2500(TM) Growth Index, the Russell 2000(R) Growth Index, the Russell 2000(R) Value Index, the Russell 1000(R) Growth Index, the Lehman Brothers(R) Aggregate Bond Index, the Lehman Brothers(R) Government/Corporate Bond Index, the Merrill Lynch High Yield Bond Index, the Morgan Stanley Capital International All Country World Index, the Salomon Smith Barney World Small Cap Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index.


     Performance may be shown for certain investment strategies that are made available under the Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to an investment division. The second strategy is the "Index Selector/SM/". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Lehman Brothers(R) Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account(or, if the models are available where the Fixed Interest Account is not made available, the State Street Research Money Market Division) in order to bring the percentage of the total Account Balance in each of these investment divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models. The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

     An Equity Generator Return
or Index Selector Return for a model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The Return in each case will assume that no withdrawals or other unrelated transactions have occurred. We assume the Separate Account charge reflects the Standard Death Benefit. The information does not assume the charges for the Guaranteed Minimum Income Benefit. We may also show Index Selector investment strategies using other investment divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or investment divisions.

For purposes of presentation of Non-Standard Performance, we may assume the Deferred Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuity. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, the Calvert Fund and American Funds Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and that investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the terms between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

We may demonstrate hypothetical future values of Account Balances over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios. These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges.

We may demonstrate hypothetical future values of Account Balances for a specific Portfolio based upon the assumed rates of return previously described, the deduction of the Separate Account charge and the Annual Contract Fee, if any, and the investment-related charges for the specific Portfolio to depict investment-related charges.

We may demonstrate the hypothetical historical value of each optional benefit for a specified period based on historical net asset values of the Portfolios and the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the investment-related charge and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical future values of each optional benefit over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the annuity purchase rate, if applicable, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the Annual Contract Fee, if any, the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the investment-related charge and the Annual Contract Fee, if any.

We may demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge, the Annual Contract Fee, if any, and the weighted average of investment-related charges for all Portfolios to depict investment-related charges and the charge for the optional benefit being illustrated.

Any illustration should not be relied on as a guarantee of future results.

VOTING RIGHTS

     In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities described in the Prospectus) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having the voting interest in corresponding investment divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the portfolios in our own right, we may elect to do so.

     Accordingly, you have voting interests under all the Deferred Annuities described in the Prospectus. The number of shares held in each Separate Account investment division deemed attributable to you is determined by dividing the value of accumulation or annuity units attributable to you in that investment division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account investment division are invested. Fractional votes will be counted. The number of shares for which you have the right to give instructions will be determined as of the record date for the meeting.

     Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or deferred annuities (including all the Deferred Annuities described in the Prospectus) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instruction are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

     Qualified retirement plans do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account investment division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

     You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity, in your sole discretion.

     You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of independent auditors, and the approval of investment and sub-investment managers.

Disregarding voting instructions

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;

S

(2) to refrain from making any change in the investment policies for any investment adviser or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Met Investors Fund's, the Calvert Fund's or American Funds' boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

   In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.


ERISA



   If your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity may be subject to your spouse's rights as described below.

   Generally, the spouse must give qualified consent whenever you elect to:

     a. choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to you during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("OPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

     b. make certain withdrawals under plans for which a qualified consent is required;

     c. name someone other than the spouse as your beneficiary;

     d. use your accrued benefit as security for a loan exceeding $5,000.

   Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of a QJSA generally must be executed during the 90-day period ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If you die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise. The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the OPSA benefit generally may not be given until the plan year in which you attain age 35. The waiver period for the OPSA ends on the date of your death.

   If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

TAXES

General

    Federal tax laws are complex and are subject to frequent change as well as to judicial and administrative interpretation. The following is a general summary intended to point out what we believe to be some general rules and principles, and not to give specific tax or legal advice. Failure to comply with the law may result in significant adverse tax consequences and penalties. For details or for advice on how the law applies to your individual circumstances, consult your tax advisor or attorney. You may also get information from the Internal Revenue Service.

    In the opinion of our attorneys, the Separate Account and its operations will be treated as part of MetLife, and not taxed separately. We are taxed as a life insurance company. Thus, although the Deferred Annuities allow us to charge the Separate Account with any taxes or reserves for taxes attributable to it, we do not expect that under current law we will do so.

Deferred Annuities


     Generally, all contributions under the Deferred Annuities will be made on a "before tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax. To the extent contributions to your annuity were not subject to Federal income tax, withdrawals of these contributions will be subject to Federal income taxes. Earnings under your annuity are generally subject to income tax when distributed.


     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") has made certain changes to TSAs, SEPs and SIMPLE IRAs including:


[_] increasing the contribution limits for qualified retirement plans starting in 2002;

[_] adding "catch-up" contributions for taxpayers age 50 and above;

[_] adding expanded portability and tax-free opportunities; and

[_] all changes made by EGTRRA are scheduled to expire after 2010.

You should consult your tax adviser regarding these changes.

      TSA Annuities. These fall under section 403(b) of the Code that provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under section 501(c)(3) of the Code.


     Except for the TSA Annuity under which the employer retains all rights on behalf of participants, your employer buys the Annuity for you although you, as the participant, then own it. The Code limits the amount of purchase payments that can be made. Purchase payments over this amount may be subject to adverse tax consequences. Special rules apply to the withdrawal of excess contributions. Withdrawals before age 59 1/2 are prohibited except for (a) amounts contributed to or earned under your Section 403(b) arrangement before January 1, 1989 that were either paid into or earned under the Annuity or later transferred to it in a manner satisfying applicable Code requirements (withdrawals are deemed to come first from pre-1989 money that is not subject to these restrictions, until all of such money is withdrawn); (b) tax-free transfers to other Section 403(b) funding vehicles or any other withdrawals that are not "distributions" under the Code; (c) amounts that are not attributable to salary reduction elective deferral contributions (i.e., generally amounts not attributable to a participant's pre- tax contributions and their earnings); (d) after a participant dies, separates from service or becomes disabled (as defined in Code); (e) in the case of financial hardship (as defined in the Code) but only purchase payments may be withdrawn for hardship, not earnings; or (f) under any other circumstances as the Code allows. Special withdrawal restrictions under
Section 403(b)(7)(A)(ii) of the Code apply to amounts that had once been invested in mutual funds custodial arrangements even after such amounts are transferred to a Annuity.


     Taxable withdrawals (other than tax-free transfers) that are allowed before age 59 1/2 are subject to an additional 10% tax penalty on the taxable portion of the withdrawal. This penalty does not apply to withdrawals (1) paid to a beneficiary or participant's estate after the participant's death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of the participant or the participant and another person named by the participant where such payments begin after separation from service; (4) made to the participant after the participant separates from service with the employer after age 55; (5) made to the participant on account of deductible medical expenses (whether or not the participant actually itemizes deductions); (6) made to an "alternate payee" under a "qualified domestic relations order" (normally a spouse or ex-spouse); (7) of excess matching employer contributions made to eliminate discrimination under the Code; (8) timely made to reduce an elective deferral as allowed by the Code; or (9) after December 31, 1999 for IRS levies. If you are under age 59 1/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under Section 72(t) of the Code and thus not be subject to the 10% tax penalty, any modifications to your Systematic Withdrawal Program payments before the later of age 59 1/2 or five years after beginning Systematic Withdrawal Program payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal Program payment.

     Withdrawals may be transferred to another section 403(b) funding vehicle or (for eligible rollover distributions) to an IRA or to another eligible qualified retirement plan as defined by the Code without Federal tax consequences if Code requirements are met. The Annuity is not forfeitable and may not be transferred. Generally, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, your entire interest in the Annuity must be withdrawn or begun to be withdrawn by April 1 of the calendar year following the later of: the year in which the participant reaches age 70 1/2 or, to the extent permitted under your plan or contract, the year in which the participant retires. A tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after the participant's death. Generally, when the participant dies, we must make payment of your entire remaining interest under the Annuity over a period and in a manner allowed by the Code and regulations. If the participant's spouse is the beneficiary, payments may be made over the spouse's lifetime or over a period not beyond the spouse's life expectancy starting by December 31 of the year in which the participant would have reached age 70 1/2. If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. The IRS allows you to aggregate the amount to be withdrawn from each TSA Annuity you own and to withdraw this amount in total from any one or more of the TSA Deferred Annuities you own.

      The portion of a distribution from a TSA Deferred Annuity to the participant or the participant's spouse (if she/he is the beneficiary) that is an "eligible rollover distribution," as defined in the Code, is subject to 20% mandatory Federal income tax withholding unless the participant directs the trustee, insurer or custodian of the plan to transfer all or any portion of his/her taxable interest in such plan to the trustee, insurer or custodian of an eligible retirement plan as defined under section 402(c)(8) of the Code. An eligible rollover distribution generally is the taxable portion of any TSA Deferred Annuity, except the following: (a) a series of substantially equal periodic payments over the life (or life expectancy) of the participant; (b) a series of substantially equal periodic payments over the lives (or joint life expectancies) of the participant and his/her beneficiary; (c) a series of substantially equal periodic payments over a specified period of at least ten years; (d) a minimum distribution required during the participant's lifetime or the minimum amount to be paid after the participant's death; (e) refunds of excess contributions to the plan described in section 401(k) of the Code for corporations and unincorporated businesses; (f) certain loans treated as distributions under the Code; (g) the cost of life insurance coverage which is includible in the gross income of the plan participant; (h) certain withdrawals on account of financial hardship and (i) any other taxable distributions from any of these plans which are not eligible rollover distributions.

    For certain distributions after December 31, 2001, the otherwise non-taxable portion of the distribution may be an eligible rollover distribution if directly transferred or rolled over to an IRA or if directly transferred to a defined contribution trust which agrees to accept and separately account for it.

     All taxable distributions from TSA Deferred Annuities that are not eligible rollover distributions will be subject to Federal income tax withholding, unless the payee elects to have no withholding. The rate of withholding is as determined by the Code and Regulations thereunder at the time of payment.

     Each type of annuity is subject to various tax limitations. Typically, the maximum amount of purchase payment is limited under Federal tax law and there are limitations on how long money can be left under the annuities before withdrawals must begin. A 10% tax penalty applies to certain taxable withdrawals from the annuity (or in some cases from the plan or arrangement that purchased the annuity) before you are age 59 1/2.

     In general, income payments will meet minimum distribution requirements under the tax law where the payments are non-increasing, made at least annually, and are payable over your lifetime (or a period not exceeding your life expectancy), or over the joint lives of you and the designated beneficiary (or over a period not exceeding the life expectancies of you and the designated beneficiary).

     Under proposed regulations, distributions under an annuity will not be found to be increasing merely because the amount of the payments vary with the investment preference of the underlying assets. It is not clear whether income payments will satisfy minimum distribution rules.

     If you intend to choose a pay-out annuity which is payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax.

     The rules for minimum distribution are very complex and you should consult your own tax advisor as to their applicability to the Deferred Annuity and the tax consequences of transferring money between investment divisions or between investment divisions and the Fixed Income Option.

     If your benefit under a plan subject to the Retirement Equity Act (REA) is worth more than $5,000, the Code requires that your income payments protect your spouse if you die before you receive any income payments under the annuity or if you die while income payments are being made. If your annuity is subject to the REA, your spouse has certain rights which may be waived with the written consent of your spouse. Waiving these requirements will cause your initial monthly benefit to increase.

     The rules as to what payments are subject to this provision are complex. We are not responsible for determining if your plan or arrangement satisfies the requirements of the Code.


     403(a) Annuities. The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

     The Code limits the amount of contributions and distributions that may be made under 403(a) plans. Excess contributions are subject to a 10% penalty. Taxable withdrawals before age 59 1/2 may be subject to a 10% tax penalty. Any amounts distributed under the 403(a) Annuities are generally taxed according to the rules described under Section 72 of the Code. Under rules similar to those described later for TSAs, for taxable years after 1996, if you do not have a 5% or more ownership interest in your employer, withdrawals of your entire interest under the Annuity must be made or begun to be made no later than the April 1 of the calendar year following the later of: the year in which you reach age 70 1/2 or, to the extent permitted under your plan or contract, the year you retire. Also, when you die, the entire remaining interest in the plan generally must be paid over a period and in a manner as allowed by the Code and regulations. The minimum distribution rules for 403(a) Annuities are similar to those rules summarized for TSAs.


     If your benefit under the 403(a) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if you die before you receive any payments under the annuity or if you die while payments are being made. You may waive these requirements with the written consent of your spouse. Designating a beneficiary other than your spouse is considered a waiver. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

SIMPLE IRAs
ELIGIBILITY AND CONTRIBUTIONS
To be eligible to establish a SIMPLE IRA plan, your employer must have no more than 100 employees and the SIMPLE IRA plan must be the only tax qualified retirement plan maintained by your employer. Many of the same tax rules that apply to Traditional IRAs also apply to SIMPLE IRAs. However, the contribution limits, premature distribution rules, and rules applicable to eligible rollovers and transfers differ as explained below.

If you are participating in a SIMPLE IRA plan you may generally make contributions which are excluded from your gross income under a qualified salary reduction arrangement on a pre-tax basis of up to the limits in the table shown below.


Note: The EGTRRA increased the maximum annual contribution limits for SIMPLE
     IRA's and added an additional "catch-up" provision for taxpayers age 50 and above. For 2004, the maximum annual contribution limit will increase to $9,000.00 and participants 50 or older may contribute an Additional $1,500. The table below shows the deductible amount for each year including the increase in the deductible amount for the 50+catch-up, as provided under EGTRRA. The contribution limits in excess of $6,000 as provided under EGTRRA are set to return to the pre-EGTRRA limits after 2010 unless further action is taken by Congress.

     For tax years      Contribution limit for       Limit for taxpayers
     beginning in       taxpayers under age 50        age 50 and older
     ------------       ----------------------       -------------------

         2004                     9,000                     10,500

         2005                    10,000                     12,000

         2006                    10,000                     12,500
     and thereafter

     Note: the Contribution limit above will be adjusted for inflation in years 2010.

These contributions (as well as any other salary reduction contributions to qualified plans of an employer), are also subject to the aggregate annual limitation under section 402 (g) of the Internal Revenue Code as shown below:

 For taxable years
Beginning in calendar year       Applicable Dollar Limit
--------------------------------------------------------

          2004                            13,000
          2005                            14,000
          2006 and thereafter             15,000

The Applicable Dollar Limit under Section 402(a) is increased for eligible participants in the amount of the permissible age 50 and above catch up contributions for the year, which cannot exceed, $3000 for 2004, $4000 for 2005 and $5000 for 2006 and thereafter, regardless of the number of plans in which the employee participates.


You may also make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA.

You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans.


ROLLOVERS Tax-free rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account a qualified employer plan a section 403(a) plan, 403(b) annuity, or a 457(b) plan maintained by a government employer, as well as into another SIMPLE IRA or eligible retirement plan, as well as into another SIMPLE IRA.


In order to be a tax-free rollover from your SIMPLE IRA, the money must generally be transferred into the new SIMPLE IRA (or after two years into a Traditional IRA or eligible retirement plan) within 60 days of the distribution.

The rollover is "tax-free" in that no income tax will be due on account of the distribution or transfer. The funds rolled over, in addition to any annual contributions made to the new IRA or eligible retirement plan and any earnings thereon are ultimately taxed when they are distributed from the new IRA or eligible retirement plan.


Taxable withdrawals (other than tax-free transfers or "rollovers" to other individual retirement arrangements) before age 591/2 are subject to a 10% tax penalty. This penalty does not apply to withdrawals (1) paid to a beneficiary or your estate after your death; (2) due to permanent disability (as defined in the Code); (3) made in substantially equal periodic payments (not less frequently than annually) over the life or life expectancy of you or you and another person named by you as your beneficiary; (4) to pay deductible medical expense; (5) to enable certain unemployed persons to pay medical insurance premiums; (6) to pay for qualified higher education expenses; (7) for qualified first time home purchases; or (8) made after December 31, 1999 for IRS levies. If you are under age 591/2 and are receiving Systematic Withdrawal Program payments that you intend to qualify as a series of substantially equal periodic payments under
Section 72(t) of the Code and thus not subject to the 10% tax penalty, any modification to your Systematic Withdrawal Program payments before the later of age 591/2 or five years after beginning substantially equal periodic payments will result in the retroactive imposition of the 10% tax penalty. You should consult with your tax adviser to determine whether you are eligible to rely on any exceptions to the 10% tax penalty before you elect to receive any Systematic Withdrawal Program payments or make any modifications to your Systematic Withdrawal payments.

In the case of the premature distributions from a SIMPLE IRA, the tax penalty is increased to 25% during the first two years of participation in a SIMPLE IRA.

Your entire interest in a SEP must be withdrawn or begun to be withdrawn generally by April 1 of the calendar year following the year in which you reach age 701/2 and a tax penalty of 50% applies to withdrawals which should have been made but were not. Specific rules apply to the timing and calculation of these withdrawals. Other rules apply to how rapidly withdrawals must be made after your death. Generally, when you die, we must make payments of your entire remaining interest over a period and in a manner as allowed by the Code and applicable regulations. If your spouse is your beneficiary, and, if your annuity permits, payments may be made over your spouse's lifetime or over a period not beyond your spouse's life expectancy starting by the December 31 of the year in which you would have reached age 701/2, if later. If your sole beneficiary is your spouse, he or she may elect to continue the Deferred Annuity as his or her own SEP Deferred Annuity after your death. The IRS allows you to aggregate the amount required to be withdrawn from each Traditional IRA you own and to withdraw this amount in total from any one or more of the Traditional IRAs you own, including SEPs.

Similar minimum distribution rules apply in the case of SIMPLE IRAs.

457(b) Annuity. 457(b) plans are available to State or local governments and certain tax-exempt organizations as described in Section 457 of the Code. These plans, which must meet the requirements of Section 457(b), provide certain tax deferral benefits to employees and independent contractors. These plans are not available to churches and qualified church-controlled organizations. A 457(b) plan maintained by the State or local government must be held in trust (or custodial account or annuity contract) for the exclusive benefit of plan participants and their beneficiaries. Plan benefit deferrals, contributions and all income attributable to such amounts under 457(b) plans, other than those maintained by a State or local government as described above, are (until made available to the participant or other beneficiary) solely the property of the employer, subject to the claims of the employer's general creditors.

The compensation amounts that may be deferred under a 457(b) plan may not exceed certain deferral limits established under the Federal tax law. 457(b) plans maintained by State or local governmental employers are considered eligible retirement plans for purposes of the rollover rules and may also accept certain rollover contributions if permitted under the plan.

Under the plan, amounts will not be made available to participants or beneficiaries until the earliest of (1) the calendar year in which the participant reaches age 701/2, (2) when the participant has a severance from employment with the employer, or (3) when the participant is faced with an unforeseeable emergency as described in the income tax regulations. Amounts will not be treated as "made available" under these rules if (i) an election to defer commencement of a distribution is made by the participant and such election meets certain requirements, or (ii) the total amount payable is $5,000 or less and certain other requirements are met.

Withdrawals must conform to the complex minimum distribution requirements of the Code, including the requirement that distributions must generally begin no later than April 1 of the calendar year following the later of: the year in which the participant attains age 701/2 or, to extent permitted under your plan or contract, the year the participant retires. Premature withdrawals attributable to amounts rolled over from IRAs and other eligible retirement plans are subject to a 10% penalty tax. The exceptions applicable to qualified plans (other than IRAs) generally apply.

457(b) plans maintained by State or local governmental employers may permit loans in accordance with Code rules and limitations.

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986 and which then provided for deferral of fixed amounts or amounts determined by a fixed formula).



Investor Control

In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

Accumulation Unit Value Tables

These tables show fluctuations in the Accumulation Unit Values for the possible mixes offered in the Deferred Annuity for each investment division from inception (July 12, 2002) to year-end (except the highest possible and lowest possible mix which are in the prospectus). The information in these tables has been derived from the Separate Account's full financial statements or other reports ( such as the annual report). The Guaranteed Minimum Income Benefit charge is made by canceling accumulation units and, therefore, this charge is not reflected in the Accumulation Unit Value. However, purchasing this option will result in a higher charge.


B Class with Optional Annual Step-Up Benefit

                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003         $10.76       $ 16.28       7,985.25
                                                  2002          12.10         10.76         563.23

American Funds Growth - Income Fund               2003          67.48         88.04       2,457.90
                                                  2002          71.90         67.48         221.13

American Funds Growth Fund                        2003          83.94        113.13       2,323.31
                                                  2002          86.92         83.94         161.79

Calvert Balanced                                  2003          17.22         20.30         395.41
                                                  2002          17.55         17.22           0.00

Davis Venture Value                               2003          21.87         28.24       1,867.40
                                                  2002          22.46         21.87           0.00

FI Mid Cap Opportunities (c)                      2003           8.11         11.38       1,831.85
                                                  2002           8.27          8.11           0.00

FI Value Leaders                                  2003          18.80         23.56       1,885.55
                                                  2002          19.78         18.80           0.00

Franklin Templeton Small Cap Growth               2003           6.25          8.94       1,403.95
                                                  2002           6.74          6.25           0.00

Harris Oakmark Focused Value                      2003          23.50         30.72       5,797.55
                                                  2002          22.83         23.50           0.00

Harris Oakmark International                      2003           8.84         11.79         818.21
                                                  2002           9.90          8.84           0.00

Harris Oakmark Large Cap Value                    2003           9.73         12.04      15,361.89
                                                  2002          10.06          9.73         329.66

Lehman Brothers Aggregate Bond Index              2003          12.31         12.57      30,300.16
                                                  2002          11.78         12.31           0.81

Loomis Sayles Small Cap                           2003          17.42         23.49         406.23
                                                  2002          19.08         17.42           0.00

Lord Abbett Bond Debenture                        2003          13.69         16.12       1,220.79
                                                  2002          13.38         13.69           0.00

MET/AIM Mid Cap Equity                            2003           9.68         12.07       2,399.93
                                                  2002          10.00          9.68          55.00

MET/AIM Small Cap Growth                          2003           8.49         11.64         319.73
                                                  2002           8.92          8.48           0.00

MetLife Mid Cap Stock Index                       2003           8.65         11.50      10,165.37
                                                  2002           8.98          8.65         185.70

MetLife Stock Index                               2003          27.31         34.49       8,228.11
                                                  2002          28.60         27.31         447.33

MFS Research International                        2003           7.31          9.53       1,900.21
                                                  2002           7.81          7.31           0.00

MFS Total Return                                  2003          32.48         37.45         728.35
                                                  2002          32.71         32.48           0.00

Morgan Stanley EAFE Index                         2003           7.03          9.53      15,812.37
                                                  2002           7.91          7.03         403.69

Neuberger Berman Partners Mid Cap Value           2003          13.41         18.04       1,098.42
                                                  2002          14.04         13.41           0.00

Oppenheimer Capital Appreciation                  2003           6.30          8.00         922.62
                                                  2002           6.55          6.30         504.39

PIMCO PEA Innovation                              2003           2.96          4.62       5,196.38
                                                  2002           3.68          2.96           0.00

PIMCO Total Return                                2003          11.38         11.73      10,790.54
                                                  2002          10.93         11.38           1.98

Russell 2000 Index                                2003           9.32         13.43       6,682.60
                                                  2002          10.06          9.32         128.22

Salomon Bros Strategic Bond                       2003          17.20         19.13       6,400.36
                                                  2002          16.24         17.20           0.00

Salomon Bros US Government                        2003          15.74         15.81         826.85
                                                  2002          15.27         15.74           0.00

State Street Research Aurora                      2003          10.86         16.06      10,124.25
                                                  2002          12.78         10.86         587.53

State Street Research Bond Income                 2003          43.17         45.02         348.33
                                                  2002          41.57         43.17           0.00

State Street Research Investment Trust            2003          48.39         62.09         579.59
                                                  2002          51.02         48.39           0.00

State Street Research Large Cap Value             2003           7.92         10.59         703.53
                                                  2002           8.60          7.91           0.00

State Street Research Large Cap Growth            2003          18.02         24.07         398.73
                                                  2002          20.61         18.02           0.00

T Rowe Price Large Cap                            2003           8.72         11.27       2,974.84
                                                  2002           8.94          8.72           0.00

T Rowe Price Mid-Cap Growth                       2003           4.55          6.15       2,483.91
                                                  2002           4.84          4.55           0.00

T Rowe Price Small Cap                            2003           8.75         12.19       1,201.71
                                                  2002           8.93          8.75          90.73

Third Avenue Small Cap                            2003           8.24         11.51         392.59
                                                  2002           9.02          8.24           0.00

C Class with Standard Death Benefit



                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year    Units End
Investment Division                               Year    Value (a)     Unit Value      of Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003   $      10.66   $     16.10       1,237.54
                                                  2002          12.00         10.66           3.87

American Funds Growth - Income Fund               2003          64.98         84.61         380.60
                                                  2002          69.29         64.98           0.94

American Funds Growth Fund                        2003          80.82        108.72         559.96
                                                  2002          83.77         80.82          49.89

Calvert Balanced                                  2003          16.88         19.85         107.21
                                                  2002          17.21         16.88           0.00

Davis Venture Value                               2003          21.51         27.73         310.25
                                                  2002          22.11         21.51           0.00

FI Mid Cap Opportunities (c)                      2003           8.10         11.34           0.00
                                                  2002           8.27          8.10           0.00

FI Value Leaders                                  2003          18.44         23.06       1,582.76
                                                  2002          19.42         18.44           0.00

Franklin Templeton Small Cap Growth               2003           6.23          8.89         361.42
                                                  2002           6.73          6.23           0.00

Harris Oakmark Focused Value                      2003          23.05         30.07       1,004.35
                                                  2002          22.41         23.05         136.70

Harris Oakmark International                      2003           8.82         11.74         129.11
                                                  2002           9.88          8.82           0.00

Harris Oakmark Large Cap Value                    2003           9.65         11.91       1,343.73
                                                  2002           9.99          9.65         315.51

Lehman Brothers Aggregate Bond Index              2003          12.21         12.44       3,417.77
                                                  2002          11.69         12.21           0.00

Loomis Sayles Small Cap                           2003          17.13         23.04          18.68
                                                  2002          18.77         17.13           0.00

Lord Abbett Bond Debenture                        2003          13.51         15.87       1,304.35
                                                  2002          13.22         13.51           0.00

MET/AIM Mid Cap Equity                            2003           9.65         12.01         540.59
                                                  2002           9.98          9.65           0.00

MET/AIM Small Cap Growth                          2003           8.46         11.59           4.72
                                                  2002           8.91          8.46           0.00

MetLife Mid Cap Stock Index                       2003           8.61         11.42       2,292.58
                                                  2002           8.94          8.61           3.48

MetLife Stock Index                               2003          26.63         33.56       2,732.20
                                                  2002          27.91         26.63           2.22

MFS Research International                        2003           7.28          9.48       2,899.41
                                                  2002           7.79          7.28           2.88

MFS Total Return                                  2003          31.48         36.22         148.28
                                                  2002          31.73         31.48           0.00

Morgan Stanley EAFE Index                        2003           6.97          9.43       3,780.12
                                                  2002           7.85          6.97         550.63

Neuberger Berman Partners Mid Cap Value           2003          13.30         17.85         270.10
                                                  2002          13.94         13.30           0.00

Oppenheimer Capital Appreciation                  2003           6.27          7.95         444.66
                                                  2002           6.53          6.27           0.00

PIMCO PEA Innovation                              2003           2.95          4.59          80.72
                                                  2002           3.67          2.95           0.00

PIMCO Total Return                                2003          11.34         11.66       6,171.41
                                                  2002          10.90         11.34         326.46

Russell 2000 Index                                2003           9.25         13.29         771.73
                                                  2002           9.98          9.25           0.39

Salomon Bros Strategic Bond                       2003          16.92         18.79         160.48
                                                  2002          15.99         16.92           0.00

Salomon Bros US Government                        2003          15.49         15.52         855.77
                                                  2002          15.04         15.49           0.00

State Street Research Aurora                      2003          10.80         15.95       1,431.31
                                                  2002          12.73         10.80          97.54

State Street Research Bond Income                 2003          41.53         43.23         945.92
                                                  2002          40.03         41.53           1.00

State Street Research Investment Trust            2003          46.54         59.60           1.85
                                                  2002          49.11         46.54           0.00

State Street Research Large Cap Growth            2003          17.73         23.63          21.22
                                                  2002          20.29         17.73           0.00

State Street Research Large Cap Value             2003           7.90         10.56           3.86
                                                  2002           8.60          7.90           0.00

T Rowe Price Mid-Cap Growth                       2003           4.54          6.12          58.83
                                                  2002           4.82          4.54           0.00

T Rowe Price Large Cap                            2003           8.65         11.16         385.24
                                                  2002           8.88          8.65           0.00

T Rowe Price Small Cap                            2003           8.65         12.02       1,324.52
                                                  2002           8.84          8.65         116.21

Third Avenue Small Cap                            2003           8.22         11.47           9.54
                                                  2002           9.02          8.22           0.00

Class C with Optional Annual Step-Up Death Benefit


                                                                                       Number of
                                                                                      Accumulation
                                                         Beginning of                 Units End of
                                                          Year Unit     End of Year     Year (In
Investment Division                               Year    Value (a)     Unit Value     Thousands)
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003   $      10.61   $     16.01          21.46
                                                  2002          11.95         10.61           0.00

American Funds Growth - Income Fund               2003          63.76         82.94          16.01
                                                  2002          68.03         63.76           0.00

American Funds Growth Fund                        2003          79.31        106.57           3.88
                                                  2002          82.24         79.31           0.00

Calvert Balanced                                  2003          16.70         19.63           0.00
                                                  2002          17.05         16.70           0.00

Davis Venture Value -                             2003          21.34         27.47           6.24
                                                  2002          21.94         21.34           0.00

FI Mid Cap Opportunities(c)                       2003           8.09         11.33          14.95
                                                  2002           8.27          8.09           0.00

FI Value Leaders                                  2003          18.26         22.82           0.00
                                                  2002          19.24         18.26           0.00

Franklin Templeton Small Cap Growth               2003           6.22          8.87           0.00
                                                  2002           6.72          6.22           0.00

Harris Oakmark Focused Value                      2003          22.83         29.75           3.50
                                                  2002          22.20         22.83           0.00

Harris Oakmark International                      2003           8.81         11.72          35.81
                                                  2002           9.88          8.81           0.00

Harris Oakmark Large Cap Value                    2003           9.61         11.85           0.00
                                                  2002           9.95          9.61           0.00

Lehman Brothers Aggregate Bond Index              2003          12.16         12.38         364.42
                                                  2002          11.65         12.16           0.00

Loomis Sayles Small Cap                           2003          16.98         22.82           0.00
                                                  2002          18.62         16.98           0.00

Lord Abbett Bond Debenture                        2003          13.42         13.75           8.72
                                                  2002          13.14         13.42           0.00

MET/AIM Mid Cap Equity                            2003           9.64         11.99          33.34
                                                  2002           9.97          9.64           0.00

MET/AIM Small Cap Growth                          2003           8.45         11.56           0.00
                                                  2002           8.90          8.45           0.00

MetLife Mid Cap Stock Index                       2003           8.58         11.38          91.17
                                                  2002           8.92          8.58           0.00

MetLife Stock Index                               2003          26.29         33.11          87.26
                                                  2002          27.57         26.29           0.00

MFS Research International                        2003           7.26          9.45          18.60
                                                  2002           7.78          7.26           0.00

MFS Total Return                                  2003          30.99         35.62           0.00
                                                  2002          31.25         30.99           0.00

Morgan Stanley EAFE Index                         2003           6.94          9.38         167.72
                                                  2002           7.82          6.94           0.00

Neuberger Berman Partners Mid Cap Value           2003          13.24         17.76           9.91
                                                  2002          13.89         13.24           0.00

Oppenheimer Capital Appreciation                  2003           6.26          7.93           0.00
                                                  2002           6.52          6.26           0.00

PIMCO PEA Innovation                              2003           2.95          4.58           0.00
                                                  2002           3.66          2.95           0.00

PIMCO Total Return                                2003          11.32         11.63          27.00
                                                  2002          10.89         11.32           0.00

Russell 2000 Index                                2003           9.21         13.22          54.28
                                                  2002           9.95          9.21           0.00

Salomon Bros Strategic Bond                       2003          16.78         18.61           0.00
                                                  2002          15.87         16.78           0.00

Salomon Bros US Government                        2003          15.36         15.38          30.21
                                                  2002          14.92         15.36           0.00

State Street Research Aurora                      2003          10.77         15.89          12.91
                                                  2002          12.70         10.77           0.00

State Street Research Bond Income                 2003          40.74         42.36           4.06
                                                  2002          39.28         40.74           0.00

State Street Research Investment Trust            2003          45.64         58.38           0.00
                                                  2002          48.19         45.64           0.00

State Street Research Large Cap Growth            2003          17.59         23.42           0.00
                                                  2002          20.29         17.59           0.00

State Street Research Large Cap Value             2003           7.90         10.54           0.00
                                                  2002           8.60          7.90           0.00

T Rowe Price Mid-Cap Growth                       2003           4.53          6.10           0.00
                                                  2002           4.82          4.53           0.00

T Rowe Price Large Cap                            2003           8.62         11.10           0.00
                                                  2002           8.85          8.62           0.00

T Rowe Price Small Cap                            2003           8.60         11.94          20.78
                                                  2002           8.79          8.60           0.00

Third Avenue Small Cap                            2003           8.22         11.45           0.00
                                                  2002           9.02          8.22           0.00

L Class with Standard Death Benefit



                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003   $      10.73   $     16.24       1,242.29
                                                  2002          12.08         10.73           0.69

American Funds Growth - Income Fund               2003          66.85         87.17       2,660.92
                                                  2002          71.24         66.85           0.00

American Funds Growth Fund                        2003          83.15        112.01       1,812.74
                                                  2002          86.12         83.15          40.04

Calvert Balanced                                  2003          17.13         20.19       1,845.19
                                                  2002          17.46         17.13           5.79

Davis Venture Value                               2003          21.78         28.11         543.77
                                                  2002          22.37         21.78           0.00

FI Mid Cap Opportunities (c)                      2003           8.10         11.37          64.82
                                                  2002           8.27          8.10           0.00

FI Value Leaders                                  2003          18.71         23.44          35.21
                                                  2002          19.69         18.71           0.00

Franklin Templeton Small Cap Growth               2003           6.25          8.92         632.71
                                                  2002           6.74          6.25           0.00

Harris Oakmark Focused Value                      2003          23.39         30.56       1,591.47
                                                  2002          22.72         23.39           0.00

Harris Oakmark International                      2003           8.84         11.78          58.82
                                                  2002           9.90          8.84           0.00

Harris Oakmark Large Cap Value                    2003           9.71         12.01       9,989.99
                                                  2002          10.04          9.71           0.00

Lehman Brothers Aggregate Bond Index-             2003          12.28         12.54      19,674.56
                                                  2002          11.75         12.28           8.36

Loomis Sayles Small Cap                           2003          17.35         23.38         433.31
                                                  2002          19.00         17.35           0.00

Lord Abbett Bond Debenture                        2003          13.65         16.06         976.44
                                                  2002          13.34         13.65           0.00

MET/AIM Mid Cap Equity                            2003           9.67         12.05         800.92
                                                  2002           9.99          9.67           0.00

MET/AIM Small Cap Growth                          2003           8.48         11.63          69.75
                                                  2002           8.92          8.48           0.00

MetLife Mid Cap Stock Index                       2003           8.64         11.48       5,712.10
                                                  2002           8.97          8.64         199.58

MetLife Stock Index                               2003          27.14         34.26       7,463.94
                                                  2002          28.42         27.14           7.64

MFS Research International                        2003           7.30          9.52       1,151.67
                                                  2002           7.81          7.30           0.00

MFS Total Return                                  2003          32.23         37.14       1,674.13
                                                  2002          32.46         32.23           0.57

Morgan Stanley EAFE Index                         2003           7.01          9.51      13,339.18
                                                  2002           7.89          7.01         248.66

Neuberger Berman Partners Mid Cap Value           2003          13.38         17.99       5,945.50
                                                  2002          14.02         13.38           0.00

Oppenheimer Capital Appreciation                  2003           6.29          7.99         940.84
                                                  2002           6.55          6.29           0.00

PIMCO PEA Innovation                              2003           2.96          4.61       1,285.05
                                                  2002           3.68          2.96           0.00

PIMCO Total Return                                2003          11.37         11.71       4,028.19
                                                  2002          10.93         11.37           0.00

Russell 2000 Index                                2003           9.31         13.39       5,251.33
                                                  2002          10.04          9.31           3.17

Salomon Bros Strategic Bond                       2003          17.13         19.05         356.16
                                                  2002          16.18         17.13           0.00

Salomon Bros US Government                        2003          15.68         15.74         926.99
                                                  2002          15.21         15.68           0.00

State Street Research Aurora                      2003          10.84         16.03       6,934.30
                                                  2002          12.77         10.84           0.00

State Street Research Bond Income                 2003          42.76         44.57       1,468.50
                                                  2002          41.18         42.76         271.74

State Street Research Investment Trust            2003          47.92         61.46         506.10
                                                  2002          50.54         47.92           0.37

State Street Research Large Cap Growth            2003          17.94         23.96          19.58
                                                  2002          20.53         17.94           0.00

State Street Research Large Cap Value             2003           7.91         10.58         206.31
                                                  2002           8.60          7.91           0.00

T Rowe Price Mid-Cap Growth                       2003           4.55          6.14       2,472.14
                                                  2002           4.84          4.55           0.00

T Rowe Price Large Cap                            2003           8.71         11.24       2,122.19
                                                  2002           8.93          8.71           3.33

T Rowe Price Small Cap                            2003           8.72         12.14         149.09
                                                  2002           8.91          8.72           0.00

Third Avenue Small Cap                            2003           8.23         11.50          29.50
                                                  2002           9.02          8.23           0.00

L Class with Annual Step-Up Death Benefit


                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003   $      10.68   $     16.14         242.80
                                                  2002          12.03         10.68           0.00

American Funds Growth - Income Fund               2003          65.60         85.45         103.36
                                                  2002          69.94         65.60           1.45

American Funds Growth Fund                        2003          81.59        109.80         212.44
                                                  2002          84.55         81.59           0.00

Calvert Balanced                                  2003          16.96         19.96          91.79
                                                  2002          17.30         16.96           0.00

Davis Venture Value                               2003          21.60         27.85          74.23
                                                  2002          22.20         21.60           0.00

FI Mid Cap Opportunities (c)                      2003           8.10         11.35         264.73
                                                  2002           8.27          8.10           0.00

FI Value Leaders                                  2003          18.53         23.19           0.00
                                                  2002          19.51         18.53           0.00

Franklin Templeton Small Cap Growth               2003           6.24          8.90         813.04
                                                  2002           6.73          6.24           0.00

Harris Oakmark Focused Value                      2003          23.16         30.23       2,100.57
                                                  2002          22.51         23.16           1.57

Harris Oakmark International                      2003           8.83         11.75           0.00
                                                  2002           9.89          8.83           0.00

Harris Oakmark Large Cap Value                    2003           9.67         11.94       4,378.19
                                                  2002          10.00          9.67           0.00

Lehman Brothers Aggregate Bond Index              2003          12.23         12.48       1,992.23
                                                  2002          11.71         12.23           0.00

Loomis Sayles Small Cap                           2003          17.20         23.15          37.60
                                                  2002          18.85         17.20           0.00

Lord Abbett Bond Debenture                        2003          13.56         15.94           0.00
                                                  2002          13.26         13.56           0.00

MET/AIM Mid Cap Equity                            2003           9.66         12.03         554.05
                                                  2002           9.98          9.66           0.00

MET/AIM Small Cap Growth B                        2003           8.47         11.60           0.00
                                                  2002           8.91          8.47           0.00

MetLife Mid Cap Stock Index                       2003           8.62         11.44         870.06
                                                  2002           8.95          8.62           8.42

MetLife Stock Index                               2003          26.79         33.79       2,917.85
                                                  2002          28.08         26.79           0.00

MFS Research International                        2003           7.28          9.49          14.76
                                                  2002           7.79          7.28           0.00

MFS Total Return                                  2003          31.73         36.53         443.23
                                                  2002          31.97         31.73           0.00

Morgan Stanley EAFE Index                         2003           6.98          9.46       1,114.24
                                                  2002           7.86          6.98           0.00

Neuberger Berman Partners Mid Cap Value           2003          13.33         17.90         830.10
                                                  2002          13.97         13.33           0.00

Oppenheimer Capital Appreciation B                2003           6.28          7.97           0.00
                                                  2002           6.54          6.28           0.00

PIMCO PEA Innovation                              2003           2.96          4.60         116.28
                                                  2002           3.67          2.96           0.00

PIMCO Total Return                                2003          11.35         11.68       1,845.73
                                                  2002          10.91         11.35           0.00

Russell 2000 Index                                2003           9.27         13.32         460.68
                                                  2002          10.00          9.27           0.00

Salomon Bros Strategic Bond                       2003          16.99         18.87          45.90
                                                  2002          16.06         16.99           0.00

Salomon Bros US Government                        2003          15.55         15.59           4.44
                                                  2002          15.10         15.55           0.00

State Street Research Aurora                      2003          10.81         15.98         572.16
                                                  2002          12.74         10.81           3.34

State Street Research Bond Income                 2003          41.94         43.67           1.59
                                                  2002          40.41         41.94           0.00

State Street Research Investment Trust            2003          47.00         60.21           6.03
                                                  2002          49.58         47.00           0.00

State Street Research Large Cap Growth            2003          17.80         23.74          79.47
                                                  2002          20.37         17.80           0.00

State Street Research Large Cap Value             2003           7.91         10.56         549.98
                                                  2002           8.60          7.91           0.00

T Rowe Price Mid-Cap Growth                       2003           4.54          6.13           0.00
                                                  2002           4.83          4.54           0.00

T Rowe Price Large Cap                            2003           8.67         11.19          12.16
                                                  2002           8.89          8.67           0.00

T Rowe Price Small Cap                            2003           8.67         12.06           0.00
                                                  2002           8.86          8.67           0.00

Third Avenue Small Cap                            2003           8.23         11.48           0.00
                                                  2002           9.02          8.23           0.00

E Bonus Class with Standard Death Benefit


                                                                                        Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003   $      10.91   $     16.56           0.00
                                                  2002          12.26         10.91           0.00

American Funds Growth - Income Fund               2003          71.42         93.46         108.73
                                                  2002          75.98         71.42           0.00

American Funds Growth Fund                        2003          88.84        120.09           0.00
                                                  2002          91.86         88.84           0.00

Calvert Balanced                                  2003          17.75         20.99           0.00
                                                  2002          18.07         17.75           0.00

Davis Venture Value                               2003          22.41         29.03           0.00
                                                  2002          22.98         22.41           0.00

FI Mid Cap Opportunities (c)                      2003           8.12         11.44           0.00
                                                  2002           8.28          8.12           0.00

FI Value Leaders                                  2003          19.36         24.33         340.48
                                                  2002          20.33         19.36           0.00

Franklin Templeton Small Cap Growth               2003           6.28          9.01           0.00
                                                  2002           6.77          6.28           0.00

Harris Oakmark Focused Value                      2003          24.19         31.76           0.00
                                                  2002          23.46         24.19           0.00

Harris Oakmark International                      2003           8.88         11.87           0.00
                                                  2002           9.92          8.88           0.00

Harris Oakmark Large Cap Value                    2003           9.85         12.22           0.00
                                                  2002          10.17          9.85           0.00

Lehman Brothers Aggregate Bond Index              2003          12.47         12.77           0.00
                                                  2002          11.91         12.47           0.00

Loomis Sayles Small Cap                           2003          17.88         24.18           0.00
                                                  2002          19.56         17.88           0.00

Lord Abbett Bond Debenture                        2003          13.97         16.50           0.00
                                                  2002          13.63         13.97           0.00

MET/AIM Mid Cap Equity                            2003           9.71         12.15         652.88
                                                  2002          10.02          9.71           0.00

MET/AIM Small Cap Growth                          2003           8.51         11.72           0.00
                                                  2002           8.94          8.51           0.00

MetLife Mid Cap Stock Index                       2003           8.71         11.62           0.00
                                                  2002           9.03          8.71           0.00

MetLife Stock Index                               2003          28.37         35.94           0.00
                                                  2002          29.66         28.37           0.00

MFS Research International                        2003           7.35          9.62           0.00
                                                  2002           7.84          7.35           0.00

MFS Total Return                                  2003          34.05         39.37           0.00
                                                  2002          34.23         34.05           0.00

Morgan Stanley EAFE Index                         2003           7.12          9.68         661.27
                                                  2002           8.00          7.12           0.00

Neuberger Berman Partners Mid Cap Value           2003          13.58         18.32           0.00
                                                  2002          14.20         13.58           0.00

Oppenheimer Capital Appreciation                  2003           6.33          8.07           0.00
                                                  2002           6.58          6.33           0.00

PIMCO PEA Innovation                              2003           2.98          4.66           0.00
                                                  2002           3.69          2.98           0.00

PIMCO Total Return                                2003          11.45         11.83         635.24
                                                  2002          10.98         11.45           0.00

Russell 2000 Index                                2003           9.44         13.63           0.00
                                                  2002          10.17          9.44           0.00

Salomon Bros Strategic Bond                       2003          17.63         19.67           0.00
                                                  2002          16.62         17.63           0.00

Salomon Bros US Government                        2003          16.14         16.25           0.00
                                                  2002          15.63         16.14           0.00

State Street Research Aurora                      2003          10.94         16.23           0.00
                                                  2002          12.86         10.94           0.00

State Street Research Bond Income                 2003          45.76         47.86           0.00
                                                  2002          44.00         45.76           0.00

State Street Research Investment Trust            2003          51.32         66.04           0.00
                                                  2002          54.02         51.32           0.00

State Street Research Large Cap Growth            2003          18.47         24.74           0.00
                                                  2002          21.09         18.47           0.00

State Street Research Large Cap Value             2003           7.93         10.64           0.00
                                                  2002           8.61          7.93           0.00

T Rowe Price Mid-Cap Growth                       2003           4.58          6.21           0.00
                                                  2002           4.86          4.58           0.00

T Rowe Price Large Cap                            2003           8.83         11.45           0.00
                                                  2002           9.04          8.83           0.00

T Rowe Price Small Cap                            2003           8.91         12.44           0.00
                                                  2002           9.08          8.90           0.00

Third Avenue Small Cap                            2003           8.25         11.57           0.00
                                                  2002           9.03          8.25           0.00

E Bonus with Annual Step-Up Death Benefit


                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------

American Funds Global Small Capitalization        2003         $10.86        $16.47           0.00
                                                  2002          12.21         10.86           0.00

American Funds Growth - Income Fund               2003          70.08         91.62           0.00
                                                  2002          74.60         70.08           0.00

American Funds Growth Fund                        2003          87.17        117.73           0.00
                                                  2002          90.18         87.17           0.00

Calvert Balanced                                  2003          17.57         20.76           0.00
                                                  2002          17.89         17.57           0.00

Davis Venture Value                               2003          22.23         28.76           0.00
                                                  2002          22.80         22.23           0.00

FI Mid Cap Opportunities (c)                      2003           8.12         11.42           0.00
                                                  2002           8.28          8.12           0.00

FI Value Leaders                                  2003          19.17         24.07           0.00
                                                  2002          20.15         19.17           0.00

Franklin Templeton Small Cap Growth               2003           6.27          8.98           0.00
                                                  2002           6.76          6.27           0.00

Harris Oakmark Focused Value                      2003          23.96         31.38           0.00
                                                  2002          23.25         23.96           0.00

Harris Oakmark International                      2003           8.86         11.85           0.00
                                                  2002           9.91          8.86           0.00

Harris Oakmark Large Cap Value                    2003           9.81         12.16           0.00
                                                  2002          10.13          9.81           0.00

Lehman Brothers Aggregate Bond Index              2003          12.41         12.70           0.00
                                                  2002          11.86         12.41           0.00

Loomis Sayles Small Cap                           2003          17.73         23.95           0.00
                                                  2002          19.40         17.73           0.00

Lord Abbett Bond Debenture                        2003          13.88         16.37           0.00
                                                  2002          13.55         13.88           0.00

MET/AIM Mid Cap Equity                            2003           9.70         12.12           0.00
                                                  2002          10.01          9.70           0.00

MET/AIM Small Cap Growth                          2003           8.50         11.69           0.00
                                                  2002           8.93          8.50           0.00

MetLife Mid Cap Stock Index                       2003           8.69         11.58           0.00
                                                  2002           9.01          8.69           0.00

MetLife Stock Index                               2003          28.01         35.45           0.00
                                                  2002          29.30         28.01           0.00

MFS Research International                        2003           7.33          9.59           0.00
                                                  2002           7.83          7.33           0.00

MFS Total Return                                  2003          33.52         38.77           0.00
                                                  2002          33.72         33.52           0.00

Morgan Stanley EAFE Index                         2003           7.09          9.63           0.00
                                                  2002           7.97          7.09           0.00

Neuberger Berman Partners Mid Cap Value           2003          13.52         18.23           0.00
                                                  2002          14.15         13.52           0.00

Oppenheimer Capital Appreciation                  2003           6.32          8.05           0.00
                                                  2002           6.57          6.32           0.00

PIMCO PEA Innovation                              2003           2.98          4.65           0.00
                                                  2002           3.69          2.98           0.00

PIMCO Total Return                                2003          11.43         11.80           0.00
                                                  2002          10.96         11.43           0.00

Russell 2000 Index                                2003           9.40         13.56           0.00
                                                  2002          10.13          9.40           0.00

Salomon Bros Strategic Bond                       2003          17.48         19.49           0.00
                                                  2002          16.49         17.48           0.00

Salomon Bros US Government                        2003          16.00         16.10           0.00
                                                  2002          15.51         16.00           0.00

State Street Research Aurora                      2003          10.91         16.17           0.00
                                                  2002          12.83         10.91           0.00

State Street Research Bond Income                 2003          44.88         46.89           0.00
                                                  2002          43.17         44.88           0.00

State Street Research Investment Trust            2003          50.33         64.70           0.00
                                                  2002          53.00         50.32           0.00

State Street Research Large Cap Growth            2003          18.31         24.52           0.00
                                                  2002          20.93         18.31           0.00

State Street Research Large Cap Value             2003           7.92         10.63           0.00
                                                  2002           8.61          7.92           0.00

T Rowe Price Mid-Cap Growth                       2003           4.57          6.19           0.00
                                                  2002           4.85          4.57           0.00

T Rowe Price Large Cap                            2003           8.80         11.39           0.00
                                                  2002           9.01          8.80           0.00

T Rowe Price Small Cap                            2003           8.85         12.35           0.00
                                                  2002           9.03          8.85           0.00

Third Avenue Small Cap                            2003           8.25         11.55           0.00
                                                  2002           9.03          8.25           0.00

E Class with Optional Annual Step-Up Death Benefit


                                                                                       Number of
                                                         Beginning of                 Accumulation
                                                          Year Unit     End of Year   Units End of
Investment Division                               Year    Value (a)     Unit Value        Year
-------------------                               ----   ------------   -----------   ------------
American Funds Global Small Capitalization        2003         $11.09       $ 16.89           0.00
                                                  2002          12.44         11.09           0.00

American Funds Growth - Income Fund               2003          76.30        100.20         136.87
                                                  2002          81.05         76.30           0.00

American Funds Growth Fund                        2003          94.91        128.76           4.62
                                                  2002          97.98         94.91           0.00

Calvert Balanced                                  2003          18.40         21.82           0.00
                                                  2002          18.69         18.40           0.00

Davis Venture Value                               2003          23.06         29.97           0.00
                                                  2002          23.61         23.06           0.00

FI Mid Cap Opportunities (c)                      2003           8.14         11.51           0.00
                                                  2002           8.29          8.14           0.00

FI Value Leaders                                  2003          20.02         25.25           0.00
                                                  2002          21.00         20.02           0.00

Franklin Templeton Small Cap Growth               2003           6.32          9.09         100.99
                                                  2002           6.80          6.32           0.00

Harris Oakmark Focused Value                      2003          25.03         32.93          18.37
                                                  2002          24.23         25.03           0.00

Harris Oakmark International                      2003           8.91         11.97           0.00
                                                  2002           9.95          8.91           0.00

Harris Oakmark Large Cap Value                    2003           9.99         12.45          46.66
                                                  2002          10.30          9.99           0.00

Lehman Brothers Aggregate Bond Index              2003          12.65         13.00          89.67
                                                  2002          12.06         12.65           0.00

Loomis Sayles Small Cap                           2003          18.44         25.01           0.00
                                                  2002          20.13         18.44           0.00

Lord Abbett Bond Debenture                        2003          14.30         16.94           0.00
                                                  2002          13.93         14.30           0.00

MET/AIM Mid Cap Equity                            2003           9.76         12.24           0.00
                                                  2002          10.04          9.76           0.00

MET/AIM Small Cap Growth                          2003           8.55         11.81           0.00
                                                  2002           8.96          8.55           0.00

MetLife Mid Cap Stock Index                       2003           8.79         11.76         103.66
                                                  2002           9.09          8.79           0.00

MetLife Stock Index                               2003          29.65         37.70          33.06
                                                  2002          30.96         29.65           0.00

MFS Research International                        2003           7.40          9.71           0.00
                                                  2002           7.88          7.40           0.00

MFS Total Return                                  2003          35.97         41.74          24.70
                                                  2002          36.10         35.97           0.00

Morgan Stanley EAFE Index                         2003           7.22          9.85           0.00
                                                  2002           8.10          7.22           0.00

Neuberger Berman Partners Mid Cap Value           2003          13.78         18.65           0.00
                                                  2002          14.38         13.78           0.00

Oppenheimer Capital Appreciation                  2003           6.37          8.15           0.00
                                                  2002           6.61          6.37           0.00

PIMCO PEA Innovation                              2003           3.00          4.71           0.00
                                                  2002           3.71          3.00           0.00

PIMCO Total Return                                2003          11.52         11.95          80.39
                                                  2002          11.03         11.52           0.00

Russell 2000 Index                                2003           9.58         13.88          90.88
                                                  2002          10.30          9.58           0.00

Salomon Bros Strategic Bond                       2003           8.14         20.31           0.00
                                                  2002          17.08         18.14           0.00

Salomon Bros US Government                        2003          16.60         16.78          56.86
                                                  2002          16.05         16.60           0.00

State Street Research Aurora                      2003          11.03         16.43           0.00
                                                  2002          12.95         11.03           0.00

State Street Research Bond Income                 2003          48.96         51.39           0.00
                                                  2002          47.00         48.96           0.00

State Street Research Investment Trust            2003          54.95         70.96           0.00
                                                  2002          57.75         54.95           0.00

State Street Research Large Cap Growth            2003          19.00         25.55           0.00
                                                  2002          21.67         19.00           0.00

State Street Research Large Cap Value             2003           7.95         10.71           0.00
                                                  2002           8.61          7.95           0.00

T Rowe Price Mid-Cap Growth                       2003           4.61          6.22           0.00
                                                  2002           4.88          4.61           0.00

T Rowe Price Large Cap                            2003           8.96         11.66           0.00
                                                  2002           9.16          8.96           0.00

T Rowe Price Small Cap                            2003           9.09         12.74           0.00
                                                  2002           9.25          9.09           0.00

Third Avenue Small Cap                            2003           8.27         11.64           0.00
                                                  2002           9.03          8.27           0.00



                                 State Street Research Money Market (b)

---------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                             Beginning of                    Accumulation
                                                                 Year          End of Year   Units End of
                                                             Accumulation     Accumulation     Year (In
MIX                                                   Year   Unit Value (a)    Unit Value     Thousands)
---                                                   ----   --------------   ------------   ------------
B CLASS, STANDARD DEATH BENEFIT AND GUARANTEED        2003           $23.33         $23.19              0
MINIMUM INCOME BENEFIT

B CLASS, OPTIONAL ANNUAL STEP-UP DEATH BENEFIT AND    2003            22.88          22.72              0
GUARANTEED MINIMUM INCOME BENEFIT

C CLASS, STANDARD DEATH BENEFIT AND GUARANTEED        2003            22.01          21.82              0
MINIMUM INCOME BENEFIT

L CLASS, STANDARD DEATH BENEFIT AND GUARANTEED        2003            22.66          22.49              0
MINIMUM INCOME BENEFIT

L CLASS, OPTIONAL ANNUAL STEP-UP DEATH BENEFIT        2003            22.23          22.04              0
AND GUARANTEED MINIMUM INCOME BENEFIT

E CLASS, STANDARD DEATH BENEFIT AND GUARANTEED        2003            26.46          26.47              0
MINIMUM INCOME BENEFIT

E CLASS AND OPTIONAL ANNUAL STEP-UP DEATH BENEFIT     2003            25.95          25.94              0
AND GUARANTEED MINIMUM INCOME BENEFIT

E BONUS CLASS, STANDARD DEATH BENEFIT                 2003            24.25          24.15              0
AND GUARANTEED MINIMUM INCOME BENEFIT



   (a) the inception date of the Deferred Annuity was July 12, 2002
   (b) Inception Date: May 1, 2003
   (c) The division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The accumulation unit values and number of accumulation units at the end of the year presented here reflect the history of the division which no longer exists.

                                    PART II
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

   (A) Financial Statements


      The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4 (to be filed by amendment):


       Metropolitan Life Separate Account E

          Independent Auditors' Report


       Financial Statements for the Year Ended December 31, 2003 and December 31, 2002


          Statements of Assets and Liabilities
          Statements of Operations
          Statements of Changes in Net Assets
          Notes to Financial Statements

       Metropolitan Life Insurance Company

          Independent Auditors' Report


       Financial Statements for the Years Ended December 31, 2003, 2002 and 2001


          Consolidated Balance Sheets
          Consolidated Statements of Income
          Consolidated Statements of Cash Flow
          Consolidated Statements of Equity
          Notes to Consolidated Financial Statements



   (B) Exhibits



(1)        --Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.(1)

(2)        --Not applicable.

(3)(a)     --Not applicable.

   (b)     --Form of Metropolitan Life Insurance Company Sales Agreement.(8)

   (c)     --Participation Agreement--New England Zenith Fund (3)

   (d)     --Participation Agreement--American Funds Insurance Series (2)

   (e)     --Participation Agreement--Met Investors Series Trust (4)

   (f)     --Participation Agreement--Calvert Variable Series, Inc. (5)

(4)(a)     --Form of Variable Annuity Contract.(6)

(4)(a)(i)  --Backcover to Form of Variable Annuity Contract.(7)

(4)(a)(ii) --Annual Step-Up Death Benefit Rider to Form of Variable Annuity Contract.(7)

(4)(b)     --Tax Sheltered Annuity Endorsement--Form G.ML-398 (08/02) (6)

(4)(c)     --SEP and SIMPLE IRA Endorsement Form ML-408.2 (09/02) (7)

(4)(d)     --457 Contract with TSA ERISA Endorsements (11)


 (5)(a) --Application Form for the Deferred Annuity, Version 1.(6)

 (5)(b) --Application Form for the Deferred Annuity, Version 2.(6)

 (5)(c) --Variable Annuity Application SEP, SIMPLE IRA Version 1 MFFSVER1APP-SS(0304)(11)

 (5)(d) --Variable Annuity Application SEP, SIMPLE IRA Version 2 MFFSVER2APP-SS(0304)(11)

 (5)(e) --Annuity SMART APP Receipt (SEP/SIMPLE IRA) MFFS-ASAR-SS (03/04)(11)

 (6)    --Amended and Restated Charter and By-Laws of Metropolitan Life.(4)

 (7)    --Not applicable.

 (8)    --Not applicable.

 (9)    --Opinion and consent of counsel as to the legality of the securities being registered.(6,11)

(10)    --Consent of Auditors (12)

(11)    --Not applicable.

(12)    --Not applicable.

(13)(a) --Powers of Attorney.(8,9,10)

--------
(1)Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.



(2)Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on August 3, 2001. As incorporated herein by reference.




(3)Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320/811-4001 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


(4)Filed with this Registration Statement on March 5, 2002.


(5)Filed with Post-Effective Amendment No. 22 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 30, 1997 as incorporated herein by reference.




(6)Filed with Pre-Effective Amendment No. 1 to this Registration Statement on July 12, 2002.


(7)Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 10, 2003.


(8)Filed with Post-Effective Amendment No. 30 to Registration Statement Nos. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, John C. Danforth, Burton A. Dole, Jr., James R. Houghton, Harry P. Kamen, Helene L. Kaplan, Charles M. Leighton, Stewart G. Nagler, Hugh B. Price, Kenton J. Sicchitano and William C. Steere, Jr. As incorporated herein by reference.


(9)Filed with Post Effective Amendment No. 4 to Registration Statement Nos. 333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 6, 2004. Powers of Attorney for John M. Keane, Joseph J. Prochaska and William J. Wheeler. As incorporated herein by reference.


(10)Filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. Power of Attorney for Sylvia M. Mathews. As incorporated herein by reference.


(11)Filed herewith.


(12)To be filed by amendment.

Item 25. Directors and Officers of the Depositor.


                               Principal Occupation &             Positions and Offices
       Name                       Business Address                   with Depositor
       ----         --------------------------------------------- ---------------------
Robert H. Benmosche Chairman of the Board, President and          Chairman, President,
                    Chief Executive Officer, MetLife, Inc.        Chief Executive
                    and Metropolitan Life Insurance Company,      Officer and Director
                    One Madison Avenue,
                    New York, NY 10010.

Curtis H. Barnette. Chairman Emeritus, Bethlehem Steel            Director
                    Corporation,
                    1170 Eighth Avenue,
                    Martin Tower 101,
                    Bethlehem, PA 18016-7699.

John C. Danforth... Partner                                       Director
                    Bryan Cave LLP,
                    One Metropolitan Square
                    211 North Broadway,
                    Suite 3600,
                    St. Louis, MO 63102.

Burton A. Dole, Jr. Retired Chairman,                             Director
                    Nellcor Puritan Bennett, Inc.
                    P.O. Box 208
                    Pauma Valley, CA 92061.

Cheryl W. Grise.... President,                                    Director
                    Utility Group of Northeast
                    Utility Service Company
                    107 Selden Street,
                    Berlin, CT 06037

James R. Houghton.. Chairman of the Board Emeritus                Director
                    Corning Incorporated,
                    One Riverfront Plaza
                    MP HQE2-6
                    Corning, NY 14831.

Harry P. Kamen..... Retired Chairman and Chief Executive Officer, Director
                    Metropolitan Life Insurance Company,
                    200 Park Avenue,
                    Suite 5700
                    New York, NY 10166.

Helene L. Kaplan... Of Counsel, Skadden, Arps, Slate,             Director
                    Meagher and Flom, LLP
                    Four Times Square,
                    New York, NY 10036.

John M. Keane...... General (Retired),                            Director
                    United States Army
                    2200 Wilson Blvd.,
                    Suite 102-542,
                    Arlington, VA 22201-3324

                                 Principal Occupation &             Positions and Offices
        Name                        Business Address                   with Depositor
        ----          --------------------------------------------- ---------------------

Charles M. Leighton.. Retired Chairman of the Board and Chief         Director
                      Executive Officer, CML Group, Inc.,
                      51 Vaughn Hill Road,
                      Bolton, MA 01720.

Sylvia M. Matthews... Chief Operating Officer,                        Director
                      and Executive Director,
                      The Bill & Melinda Gates Foundation,
                      1551 Eastlake Avenue East,
                      Seattle, WA 98102

Stewart G. Nagler.... Vice-Chairman of the Board, MetLife, Inc. and   Vice Chairman and
                      Metropolitan Life Insurance Company,            Director
                      One Madison Avenue,
                      New York, NY 10010.

John J. Phelan, Jr... Former Chairman and                             Director
                      Chief Executive Officer,
                      New York Stock Exchange,
                      108 Forest Avenue,
                      Locust Valley, NY 11560.

Hugh B. Price........ Of Counsel                                      Director
                      Piper Rudnick LLP
                      1251 Avenue of the Americas,
                      New York, NY 10020.

Kenton J. Sicchitano. Retired Global Managing Partner                 Director
                      Pricewaterhouse Cooper
                      101 Jericho Road,
                      Weston, MA 02493

William C. Steere, Jr Retired, Chairman of the Board,                 Director
                      Pfizer, Inc.,
                      235 East 42nd Street,
                      New York, NY 10016

   Set forth below is a list of the executive officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


   Name of Officer                   Position with Metropolitan Life
   ---------------                   -------------------------------
Robert H. Benmosche.. President, Chairman, Chief Executive Officer and Director
C. Robert Henrikson.. President, U.S. Insurance and Financial Services
William J. Toppeta... President, International
Catherine A. Rein.... President and Chief Executive Officer of MetLife Auto &
                      Home
Lisa M. Weber........ Senior Executive Vice President, Chief Administrative Officer
James L. Lipscomb.... Executive Vice President and General Counsel
William J. Wheeler... Executive Vice President and Chief Financial Officer
Daniel J. Cavanagh... Executive Vice President
Jeffrey J. Hodgman... Executive Vice President
Judy E. Weiss........ Executive Vice President
Leland C. Launer, Jr. Executive Vice President and Chief Investment Officer
Joseph J. Prochaska.. Senior Vice President, Financial Operations and Chief
                      Accounting Officer
Joseph A. Reali...... Senior Vice President and Tax Director
John E. Welch........ Senior Vice President and General Auditor
Anthony J. Williamson Senior Vice President and Treasurer
Gwenn L. Carr........ Vice President and Secretary
Timothy L. Journy.... Vice President and Controller


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

   The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 27. Number of Contractowners.


   As of February 29, 2004: Qualified: 6,346


Item 28. Indemnification


   UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933



   MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' liability policy with a limit of $300 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.



   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters.

   (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

      Metropolitan Tower Life Separate Account One (principal underwriter)

      Metropolitan Tower Life Separate Account Two (principal underwriter)

      Metropolitan Life Separate Account UL (principal underwriter)

      Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)

      The New England Variable Annuity (depositor)

      New England Variable Annuity Fund I (depositor)

   (b) See response to Item 25 above.

   (c)


                        (1)                       (2)
                        ---                       ---

                 Name Of Principal          Net Underwriting
                     Underwriter        Discounts and Commissions
                 Metropolitan Life
                  Insurance Company               N/A
                        (3)                       (4)
                        ---                       ---

                  Compensation On
                    Redemption Or
                    Annuitization        Brokerage Commissions
               $6,883.21 (withdrawal
                       charges)                   N/A
                        (5)
                        ---

                    Compensation
                $75,932.12 (Separate
                   Account charge)

Item 30. Location of Account and Records.

      Metropolitan Life Insurance Company
      One Madison Avenue
      New York, N.Y. 10010

Item 31. Management Services.

   Not Applicable

Item 32. Undertakings.

   (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

   (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

   (d) The undersigned registrant represents that it is relying on the exemptions form certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

   (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

   (f) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

                                  SIGNATURES




   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 21st day of April 2004.



                                              METROPOLITAN LIFE SEPARATE
                                              ACCOUNT E(Registrant)

                                              By: METROPOLITAN LIFE
                                              INSURANCECOMPANY (Depositor)

                                              By:    /s/  JAMES L. LIPSCOMB
                                                  ------------------------------
                                                        James L. Lipscomb
                                                  Executive Vice-President and
                                                         General Counsel



                                              METROPOLITAN LIFE INSURANCE
                                              COMPANY(Depositor)

                                              By:    /s/  JAMES L. LIPSCOMB
                                                  ------------------------------
                                                        James L. Lipscomb
                                                  Executive Vice-President and
                                                         General Counsel

   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                          Title                   Date
          ---------                          -----                   ----

              *                  Chairman, President, Chief
-----------------------------      Executive Officer and
     Robert H. Benmosche           Director

              *                  Vice Chairman and Director
-----------------------------
      Stewart G. Nagler

              *                  Senior Vice President,
-----------------------------      Financial Operations and
     Joseph J. Prochaska           Chief Accounting Officer

              *                  Executive Vice President and
-----------------------------      Chief Financial Officer
     William J. Wheeler

              *                  Director
-----------------------------
     Curtis H. Barnette

              *                  Director
-----------------------------
      John C. Danforth

              *                  Director
-----------------------------
     Burton A. Dole, Jr.

-----------------------------    Director
       Cheryl W. Grise

              *                  Director
-----------------------------
      James R. Houghton

              *                  Director
-----------------------------
       Harry P. Kamen

              *                  Director
-----------------------------
        John M. Keane

              *                  Director
-----------------------------
      Helene L. Kaplan

              *                  Director
-----------------------------
     Charles M. Leighton

              *                  Director
-----------------------------
      Sylvia M. Mathews

              *                  Director
-----------------------------
     John J. Phelan, Jr.

              *                  Director
-----------------------------
        Hugh P. Price

              *                  Director
-----------------------------
    Kenton J. Sicchitano

              *                  Director
-----------------------------
   William C. Steere, Jr.

By:      /s/  Myra L. Saul                                      April 21, 2004
   --------------------------
      *By Myra L. Saul
       Attorney-in-Fact